TAX DEFERRED INVESTMENT PLAN

                               OF

                     DOLE FOOD COMPANY, INC.

                               AND

            PARTICIPATING DIVISIONS AND SUBSIDIARIES












                        Amendment In Toto

                    Effective January 1, 1989

             Incorporating Merger of Plans 067, 070,
              071, 072, 073, 074, 075, 078 and 079,
                    Effective January 1, 1993

                        TABLE OF CONTENTS

                                                           Page(s)


                            ARTICLE I
                          CONTRIBUTIONS
     1.01 Contribution of Participant Deferrals. . . . . . . .I-1
     1.02 Limitation on Participant's Pre-tax Deferrals. . . .I-2
     1.03 Matching Contributions . . . . . . . . . . . . . . .I-6
     1.04 Profit Sharing Contributions . . . . . . . . . . . .I-6
     1.05 Nonelective Contributions. . . . . . . . . . . . . .I-6
     1.06 Limitation on Reversion of Contributions . . . . . .I-7
     1.07 Limitation of Liability. . . . . . . . . . . . . . .I-8
     1.08 Make-Up Contributions. . . . . . . . . . . . . . . .I-8
     1.09 Employer Aggregation Rules . . . . . . . . . . . . .I-8
     1.10 Family Aggregation Rules . . . . . . . . . . . . . .I-9
     1.11 Rollover Contributions . . . . . . . . . . . . . . I-10

                           ARTICLE II
               PARTICIPANT'S ACCOUNT:  ALLOCATIONS
     2.01 Participant Accounts . . . . . . . . . . . . . . . II-1
     2.02 Allocation of Profit Sharing Contributions and
          Forfeitures. . . . . . . . . . . . . . . . . . . . II-1
     2.03 Allocation of Pre-tax Deferrals. . . . . . . . . . II-1
     2.04 Allocation of Company Matching Contributions . . . II-1
     2.05 Limitation On Allocation of Company Matching
          Contributions. . . . . . . . . . . . . . . . . . . II-2
     2.06 Allocation of Nonelective Contributions. . . . . . II-4
     2.07 Allocation of Other Contributions. . . . . . . . . II-4

                           ARTICLE III
                  ELIGIBILITY AND PARTICIPATION
     3.01 Participation in the Plan. . . . . . . . . . . . .III-1
     3.02 Enrollment in the Plan . . . . . . . . . . . . . .III-1
     3.03 Reemployment . . . . . . . . . . . . . . . . . . .III-2
     3.04 Employment After Normal Retirement Date. . . . . .III-2
     3.05 Termination of Participation . . . . . . . . . . .III-2
     3.06 Inactive Participation and Transfers . . . . . . .III-3

                           ARTICLE IV
      LIMITATIONS ON CONTRIBUTIONS AND TOP-HEAVY PROVISIONS
     4.01 Section 415 Limitations. . . . . . . . . . . . . . IV-1
     4.02 Top-Heavy Plan Requirements. . . . . . . . . . . . IV-1

                            ARTICLE V
          INVESTMENTS:  ALLOCATION OF GAINS AND LOSSES
     5.01 Investment of Accounts . . . . . . . . . . . . . . .V-1
     5.02 Transfers of Existing Account Balances Between
          Investment Funds . . . . . . . . . . . . . . . . . .V-2
     5.03 Allocation of Investment Fund Gains and Losses . . .V-2
     5.04 Voting and Other Rights. . . . . . . . . . . . . . .V-4
     5.05 Allocation of Company Stock Dividends and Splits . .V-5
     5.06 Allocation of Dividends on Company Stock other
          than Stock Dividends . . . . . . . . . . . . . . . .V-6

                           ARTICLE VI
                   WITHDRAWALS WHILE EMPLOYED
     6.01 Financial Hardship Withdrawals . . . . . . . . . . VI-1
     6.02 Loans to Participants. . . . . . . . . . . . . . . VI-5

                           ARTICLE VII
            RETIREMENT, DISABILITY AND DEATH BENEFITS
     7.01 Retirement Benefits. . . . . . . . . . . . . . . .VII-1
     7.02 Disability Benefits. . . . . . . . . . . . . . . .VII-1
     7.03 Death Benefits . . . . . . . . . . . . . . . . . .VII-2

                          ARTICLE VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS
     8.01 Benefits Upon Termination of Employment. . . . . VIII-1
     8.02 Vesting Requirements . . . . . . . . . . . . . . VIII-2
     8.03 Effect of Termination of Employment; Break in
          Service and Reemployment . . . . . . . . . . . . VIII-2
     8.04 Disposition of Forfeitures . . . . . . . . . . . VIII-5

                           ARTICLE IX
                    DISTRIBUTION OF BENEFITS
     9.01 Form of Benefits for Retirement and Other
          Termination. . . . . . . . . . . . . . . . . . . . IX-1
     9.02 Timing of Distributions. . . . . . . . . . . . . . IX-2
     9.03 Direct Rollovers . . . . . . . . . . . . . . . . . IX-5

                            ARTICLE X
                         ADMINISTRATION
     10.01     Charter of the Committee. . . . . . . . . . . .X-1
     10.02     Fiduciary Matters . . . . . . . . . . . . . . .X-1
     10.03     Conclusiveness of Action. . . . . . . . . . . .X-2
     10.04     Claims Procedure. . . . . . . . . . . . . . . .X-2
     10.05     Payment of Expenses . . . . . . . . . . . . . .X-5
     10.06     Section 404(c) Provisions . . . . . . . . . . .X-6
     10.07     Method of Election or Notice. . . . . . . . . .X-7

                           ARTICLE XI
                      AMENDMENT TO THE PLAN
     11.01     Company's Right to Amend. . . . . . . . . . . XI-1

                           ARTICLE XII
                     TERMINATION OF THE PLAN
     12.01     Company's Right to Terminate. . . . . . . . .XII-1
     12.02     Plan Merger and Consolidation . . . . . . . .XII-1

                          ARTICLE XIII
                   TRUST FUND AND THE TRUSTEE
     13.01     Selection of Trustee. . . . . . . . . . . . XIII-1

                           ARTICLE XIV
                 ADOPTION BY ASSOCIATED COMPANY
     14.01     Associated Company Participation. . . . . . .XIV-1
     14.02     Action Binding on Participating Associated
               Companies . . . . . . . . . . . . . . . . . .XIV-1
     14.03     Termination of Participation of Associated
               Company . . . . . . . . . . . . . . . . . . .XIV-2

                           ARTICLE XV
                          MISCELLANEOUS
     15.01     Voluntary Plan. . . . . . . . . . . . . . . . XV-1
     15.02     Nonalienation of Benefits . . . . . . . . . . XV-1
     15.03     Inability to Receive Benefits . . . . . . . . XV-2
     15.04     Lost Participants . . . . . . . . . . . . . . XV-3
     15.05     Limitation of Rights. . . . . . . . . . . . . XV-3
     15.06     Invalid Provisions. . . . . . . . . . . . . . XV-3
     15.07     One Plan. . . . . . . . . . . . . . . . . . . XV-4
     15.08     Headings. . . . . . . . . . . . . . . . . . . XV-4
     15.09     Governing Law . . . . . . . . . . . . . . . . XV-4

                           ARTICLE XVI
                            EXECUTION

                           APPENDIX A
                           DEFINITIONS
     A.1  Accounts . . . . . . . . . . . . . . . . . Appendix A-1
     A.2  Associated Company . . . . . . . . . . . . Appendix A-1
     A.3  Beneficiary. . . . . . . . . . . . . . . . Appendix A-2
     A.4  Board. . . . . . . . . . . . . . . . . . . Appendix A-3
     A.5  Charter of the Committee . . . . . . . . . Appendix A-3
     A.6  Code . . . . . . . . . . . . . . . . . . . Appendix A-4
     A.7  Company. . . . . . . . . . . . . . . . . . Appendix A-4
     A.8  Compensation . . . . . . . . . . . . . . . Appendix A-4
     A.9  Distribution Date. . . . . . . . . . . . . Appendix A-6
     A.10 Effective Date . . . . . . . . . . . . . . Appendix A-6
     A.11 Eligible Employee. . . . . . . . . . . . . Appendix A-6
     A.12 Employer . . . . . . . . . . . . . . . . . Appendix A-6
     A.13 ERISA. . . . . . . . . . . . . . . . . . . Appendix A-6
     A.14 Fiduciary. . . . . . . . . . . . . . . . . Appendix A-7
     A.15 Highly Compensated Employee. . . . . . . . Appendix A-7
     A.16 Hour of Service. . . . . . . . . . . . . .Appendix A-10
     A.17 Inactive Participant . . . . . . . . . . .Appendix A-12
     A.18 Investment Fund. . . . . . . . . . . . . .Appendix A-12
     A.19 Limitation Year. . . . . . . . . . . . . .Appendix A-12
     A.20 Non-Highly Compensated Employee. . . . . .Appendix A-13
     A.21 Normal Retirement Date . . . . . . . . . .Appendix A-13
     A.23 Participant. . . . . . . . . . . . . . . .Appendix A-13
     A.24 Period of Severance. . . . . . . . . . . .Appendix A-13
     A.25 Permanent and Total Disability . . . . . .Appendix A-15
     A.26 Plan . . . . . . . . . . . . . . . . . . .Appendix A-16
     A.27 Plan Administrator . . . . . . . . . . . .Appendix A-16
     A.28 Plan Year. . . . . . . . . . . . . . . . .Appendix A-16
     A.29 Service. . . . . . . . . . . . . . . . . .Appendix A-16
     A.30 Trust Fund . . . . . . . . . . . . . . . .Appendix A-19
     A.31 Trustee. . . . . . . . . . . . . . . . . .Appendix A-19
     A.32 Valuation Date . . . . . . . . . . . . . .Appendix A-19

                           APPENDIX B
                     ALLOCATION LIMITATIONS
     B.1  Basic Limitation on Annual Additions . . . Appendix B-1
     B.2  Participation in this Plan and a Defined Benefit
          Plan . . . . . . . . . . . . . . . . . . . Appendix B-4
     B.3  Reduction in Annual Additions and Elimination of
          Excess Amounts . . . . . . . . . . . . . . Appendix B-4


                           APPENDIX C
                      TOP-HEAVY PROVISIONS
     C.1 - General . . . . . . . . . . . . . . . . . Appendix C-1
     C.2 - Definitions . . . . . . . . . . . . . . . Appendix C-1
     C.3 - Top-Heavy Definition. . . . . . . . . . . Appendix C-5
     C.4 - Vesting . . . . . . . . . . . . . . . . . Appendix C-7
     C.5 - Minimum Benefits or Contributions,
           Compensation Limitations and
           Section 415 Limitations . . . . . . . . . Appendix C-8

                           APPENDIX D
                    CHARTER OF THE COMMITTEE
     D.1  The Asset Manager. . . . . . . . . . . . . Appendix D-1
     D.2  Investment Managers. . . . . . . . . . . . Appendix D-3
     D.3  Trustee. . . . . . . . . . . . . . . . . . Appendix D-4
     D.4  The Retirement Committee and the Welfare Plan
          Committee. . . . . . . . . . . . . . . . . Appendix D-6
     D.5  Plan Amendments. . . . . . . . . . . . . .Appendix D-15

                          INTRODUCTION

Dole Food Company, Inc. previously established the Castle &
Cooke, Inc. Tax Deferred Investment Plan, the "Plan", effective
June 17, 1984 for the benefit of certain of its employees.

Effective January 1, 1987, the Plan was amended and restated in its entirety.

Effective December 31, 1988, the Plan was frozen and all contributions under the Plan were suspended effective January 1, 1989. Effective January 1, 1989 the Plan was divided into seven separate plans, each surviving plan covering a separate line of business within Dole Food Company, Inc. The assets and liabilities as of December 31, 1988 applicable to the participants of each successor plan have been transferred to such plans. The assets and liabilities remaining in this Plan cover the Eligible Employees of Dole Food Company, Inc.

Effective January 1, 1989 the Plan is reactivated and renamed the "Tax Deferred Investment Plan for Salaried Employees of Dole Food Company, Inc. and Participating Divisions and Subsidiaries." Participant Pre-tax Deferrals and related Company Matching Contributions were reactivated effective February 1, 1989. Effective January 1, 1989, the reactivated Plan is also amended and restated in this document to make various plan design changes.

Effective January 1, 1993, Plans 067, 070, 071, 072, 073, 074,
075, 078 and 079 were merged into this Plan, with this Plan (Plan
060) the survivor of such merger. This restated Plan is designed to satisfy the requirements of the Tax Reform Act of 1986 and subsequent legislation for all plans which were merged into this Plan.

The Plan as amended and restated is intended to qualify under Code Section 401(a). It also includes a cash or deferred arrangement intended to qualify under Code Section 401(k).

The purpose of this Plan is to enable employees to accumulate capital for retirement through a convenient method of regular savings in a tax-efficient manner and matching Company contributions.

                            ARTICLE I
                          CONTRIBUTIONS

1.01 Contribution of Participant Deferrals
     (a)  Pre-Tax Deferrals
          The Company or a Participating Affiliate shall contribute Pre-Tax Deferrals according to the Operating
          Company Appendix applicable to each Participant.

     (b)  Status of Pre-tax Deferrals
          Participant Pre-tax Deferrals under this Section are made by payroll deductions authorized by the Participant and are to be contributed to the Plan by the Company. Participant Pre-tax Deferrals constitute Company contributions under the Plan and are intended to qualify as elective contributions under Code Section 401(k).

     (c)  Calendar Year Limitation
          Notwithstanding the provisions of the Operating Company Appendices, once a Participant's Pre-tax Deferrals reach the annual calendar year limitation under Code
          Section 402(g)(1), as adjusted annually under Code
          Section 402(g)(5), all subsequent deferrals will be suspended for the remainder of the calendar year.

          The Participant's Pre-tax Deferrals will automatically resume on the first day of the first payroll period which coincides with or next follows the following January 1. Unless the Participant elects to change his Pre-tax Deferral percentage rate according to Subsection (b) above, his Pre-tax Deferrals will resume at the percentage rate in effect on the date of the suspension.

          If for any reason a Participant's total elective deferrals (within the meaning of Code Section 402(g)(3)) to all his employer's plans exceeds the annual calendar year limitation under Code Section 402(g)(1), as adjusted annually under Code Section 402(g)(5), the Participant may elect distribution of the portion of the excess held in this Plan, provided such election is made no later than March 1 of the following calendar year. Such distribution will be made no later than April 15 of the following calendar year.

1.02 Limitation on Participant's Pre-tax Deferrals
     (a) Notwithstanding Section 1.01 and the Operating Company Appendices, the Pre-tax Deferral percentage rates elected by one or more Participants under Section 1.01 will be modified as provided in Subsection (c) below if the requirements of Subsection (b) below are not satisfied.

     (b) For each Plan Year an "Actual Deferral Percentage" will be determined for each Participant eligible to make Pre-tax Deferrals according to Section 3.01(c). Such percentage will be determined by dividing the Participant's Pre-tax Deferrals allocated to his Matched Pre-tax Deferral Account and Unmatched Pre-tax Deferral Account during the Plan Year, if any, by his Earnings, as defined in Section B.1(c) of Appendix B, including salary reductions elected by the Participant for the Plan Year.

          The average of the Actual Deferral Percentages for all eligible Participants who are Highly Compensated Employees for the Plan Year (the "High Average"), when compared to the average of the Actual Deferral Percentages for all eligible Participants who are Non-Highly Compensated Employees for the Plan Year (the "Low Average"), must meet one of the following requirements:

          (1)  The High Average must be no greater than the Low
               Average times one and twenty-five hundredths; or

          (2)  The excess of the High Average over the Low
               Average must not be greater than two percentage points and the High Average must be no greater than the Low Average times two.

     (c) If the Plan Administrator determines, in its discretion, that Participants' Pre-tax Deferrals for a Plan Year will not meet one of the requirements of Subsection (b), the Plan Administrator may suspend or reduce future Pre-tax Deferrals of certain Participants who are Highly Compensated Employees to the extent necessary to meet the requirements. The suspension or reduction of Participants' future deferrals will be accomplished by reducing the deferral percentage rate of Participants who are Highly Compensated Employees in order of their Actual Deferral Percentage rates, beginning with the Participant with the highest percentage rate and decreasing in descending order until one of the requirements of Subsection (b) is met.

          If Participants' Pre-tax Deferrals actually made for a Plan Year do not meet one of the requirements of Subsection (b), the Plan Administrator will determine, in its discretion, the amount of Pre-tax Deferrals of certain Participants who are Highly Compensated Employees which must be reduced in order to meet one of the requirements of Subsection (b). The amount of the reduction in Participants' Pre-tax Deferrals will be accomplished by reducing the actual Pre-tax Deferrals of Participants who are Highly Compensated Employees in order of their Actual Deferral Percentage rates, beginning with the Participant with the highest percentage rate and decreasing actual Pre-tax Deferrals in descending order until one of the requirements of Subsection (b) is met.

          The amount of the reduction attributable to each Participant (and any income allocated to such reduction) will be distributed to the Participant on or before the last day of the immediately following Plan
          Year.

          Alternatively, the Company may make Nonelective
          Contributions pursuant to Section 1.05 in order to satisfy one of the requirements of Subsection (b), above.

     (d)  The Plan Administrator's determination under Subsection
          (c) will be made in a reasonable, consistent, and nondiscriminatory manner. The Plan Administrator will not be liable to any Participant (or his Beneficiary, if applicable) for any losses caused by inaccurately estimating the amount of any Participant's Pre-tax Deferrals or the earnings attributable to such Pre-tax Deferrals.

     (e)  Any Matching Contributions associated with Pre-Tax
          Deferrals that are reduced according to Subsection (c), above, will be forfeited and used to reduce future
          Matching Contributions.

     (f) This Section 1.02 will be applied before taking into account any reductions in, or repayments of, Pre-tax
          Deferrals required by Sections 1.01 and Section B.3 of
          Appendix B.

1.03 Matching Contributions
     The Company will make Matching Contributions as set forth in the Operating Company Appendices.

1.04 Profit Sharing Contributions
     The amount of Profit Sharing Contribution made by the Company and the Participating Affiliates, if any, for each Plan Year will be determined according to the Operating
     Company Appendices.

1.05 Nonelective Contributions
     The Company may make Nonelective Contributions which qualify as Qualified Nonelective Contributions, as defined in Code
     Section 401(m)(4)(C), to the extent necessary to satisfy the nondiscrimination tests described in Section 1.02(b) of the Plan. The Company shall not be required to make a Nonelective Contribution for any Plan Year, and the Company's Board shall have the sole discretion to determine whether any such contribution shall be made for a Plan Year. The Board may separately specify the Nonelective Contributions, if any, to be made to the Participants covered by each of the Operating Company Appendices.

1.06 Limitation on Reversion of Contributions
     Except as provided in Subsections (a), (b) and (c) below, contributions made under the Plan are held for the exclusive benefit of Participants and their Beneficiaries and may not revert to the Company.

     (a) A contribution which is made by a mistake of fact, may be returned to the Company within one year after it is contributed to the Plan.

     (b) All Company contributions to the Plan are conditioned on their deductibility under Code Section 404. To the extent the deduction is disallowed, the amount disallowed may be returned to the Company within one year after the disallowance.

     (c) All contributions to the Plan are conditioned on the Plan's initial qualification under Code Section 401(a). If the Plan does not so qualify, any contributions may be returned to the Company within one year after the qualification is denied.

1.07 Limitation of Liability
     Each payment to the Trust Fund pursuant to Section 1.01(a) equal to the amount of a Participant's Pre-tax Deferral is in complete discharge of the financial obligations of the Company under the Plan with respect to the Participant's corresponding reduction in Compensation.

1.08 Make-Up Contributions
     In addition to other Company contributions described in this
     Article I, the Company may make special make-up contributions to the Plan, if necessary. A make-up contribution will be necessary if there are insufficient forfeitures under the Plan to restore a Participant's Matching Contributions Account or Profit Sharing Contributions Account according to Section 8.03, if a Participant or Beneficiary's Accounts must be reinstated according to Section 15.04, or if a mistake or omission in the allocation of contributions is discovered and cannot be corrected by revising prior allocations.

1.09 Employer Aggregation Rules
     For purposes of Section 1.02 and 2.05, Pre-tax Deferrals and Matching Contributions that are made under two or more plans that are aggregated for purposes of Code Section 401(a)(4) and 410(b) (other than Code Section 410(b)(2)(A)(ii)) are to be treated as made under a single plan. If two or more plans are permissively aggregated for purposes of Sections
     1.02 or 2.05, such aggregated plans must satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan. The actual deferral percent and actual contribution percent of a Highly Compensated Employee will be determined by treating all plans subject to Sections 1.02 or 2.05 under which the Highly Compensated Employee is eligible as a single plan.

1.10 Family Aggregation Rules
     (a)  A Highly Compensated Employee who is either
          (1)  a 5% owner, or
          (2) one of the 10 most Highly Compensated Employees, is subject to the family aggregation rules of Code
               Section 414(q)(6) as described below.

     (b) The actual deferral percent (ADP) and actual contribution percent (ACP) (determined separately) for the family group is the ADP and ACP determined by combining the contributions and Earnings of all eligible Family Members.

          Except to the extent taken into account under this Subsection (b), the contributions and Earnings of all Family Members are disregarded in determining the ADP and ACP for the groups of Highly Compensated and Non-Highly Compensated Employees.

     (c) Family Members means with respect to an employee, such employee's spouse, lineal ascendants or descendants and their spouses.

     (d) If the ADP and/or ACP of a Highly Compensated Employee is determined under the above family aggregation rules and the tests of Sections 1.02 and/or 2.05 are not satisfied, the ADP and/or ACP shall be reduced in accordance with the leveling method and excess contributions and/or excess aggregate contributions shall be allocated among such Family Members in proportion to their contributions.

1.11 Rollover Contributions
     (a) Effective on or after April 1, 1993, an Eligible Employee, regardless of whether he or she has satisfied the participation requirements of section 3.01, may, in accordance with procedures prescribed by the Plan Administrator, (1) have any portion of an "Eligible Rollover Distribution" (as defined in Section 402(f)(2)(A) of the Code) paid directly to the Trust from another trust qualified under Section 401(a) of the Code; (2) within 60 days of receipt of an Eligible Rollover Distribution, pay any portion of the Eligible Rollover Distribution to the Trust; or (3) within 60 days of receipt of a distribution from a conduit IRA, pay any portion of the distribution to the Trust. Notwithstanding the foregoing, the amount transferred to the Trust must be in the form of cash.

     (b) The Plan Administrator shall develop such procedures, and may require such information from an Eligible Employee desiring to make such a transfer, as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of this section. Upon approval by the Plan Administrator, the amount transferred shall be deposited in the Trust and shall be credited to the Eligible Employee's Rollover Account. Such account shall be 100% vested in the Eligible Employee, but shall not share in allocations of Matching Contributions or forfeitures.

     (c) Upon such transfer by an Eligible Employee who has not yet completed the participation requirements of Section
          3.01, his or her Rollover Account shall represent his or her sole interest in the Plan until he or she becomes a Participant under Article III.

     (d) Upon such transfer, the Eligible Employee shall have the right and obligation to designate in which of the Investment Funds his or her Rollover Account will be invested. Such designation shall be made in conformance with procedures established by the Plan Administrator. The Plan Administrator may establish any other rules and regulations regarding the investment of a Participant's Rollover Account as it deems appropriate in its sole discretion.

                           ARTICLE II
               PARTICIPANT'S ACCOUNT:  ALLOCATIONS

2.01 Participant Accounts
     The Plan Administrator will maintain the Accounts for each Participant as set forth in the Operating Company Appendix applicable to that Participant:

2.02 Allocation of Profit Sharing Contributions and Forfeitures
     Company Profit Sharing Contributions, if any, plus forfeitures arising from Participant Profit Sharing
     Contributions Account balances which are available for reallocation in a Plan Year shall be allocated according to the Operating Company Appendices.

2.03 Allocation of Pre-tax Deferrals
     Company contributions which result from a Participant's
     Pre-tax Deferrals will be allocated according to the Operating Company Appendix applicable to the Participant.

2.04 Allocation of Company Matching Contributions
     Company Matching Contributions and forfeitures arising from Participants' Matching Contributions Account balances which are available for reallocation will be allocated according to the Operating Company Appendix applicable to the Participant.

2.05 Limitation On Allocation of Company Matching Contributions
     (a) Notwithstanding Section 2.04 and the Operating Company Appendices, the Company Matching Contributions allocated to one or more Participants will be modified as provided in Subsection (c) below if the requirements of Subsection (b) below are not satisfied.

     (b) For each Plan Year an "Actual Contribution Percentage" will be determined for each Participant. Such percentage will be determined by dividing the Matching Contributions allocated to the Participant's Matching Contributions Account during the Plan Year, if any, by his Earnings, as defined in Section B.1(c) of Appendix B, including salary reductions elected by the Participant for the Plan Year.

          The average of the Actual Contribution Percentages for all Participants who are Highly Compensated Employees for the Plan Year (the "High Average"), when compared to the average of the Actual Contribution Percentages for all Participants who are Non-Highly Compensated Employees for the Plan Year (the "Low Average"), must meet one of the following requirements:

          (1)  The High Average must be no greater than the Low
               Average times one and twenty-five hundredths; or

          (2)  The excess of the High Average over the Low
               Average must not be greater than two percentage points and the High Average must be no greater than the Low Average times two.

     (c) If the Plan Administrator determines, in its discretion, that allocations of Matching Contributions to Participants' Matching Contributions Accounts for a Plan Year do not meet one of the requirements of Subsection (b), the Plan Administrator will reduce allocations of Matching Contributions to the Matching Contributions Accounts of certain Participants who are Highly Compensated Employees to the extent necessary to meet the requirements. The reduction will be accomplished by reducing the allocations to the Matching Contributions Accounts of Participants who are Highly Compensated Employees in order of their Actual Contribution Percentage rates, beginning with the Participant with the highest percentage rate and decreasing in descending order until one of the requirements of Subsection (b) is met. The reduced amounts will either be returned to affected Participants or forfeited as follows:

          (1) Vested Portions will be returned, adjusted by gains or loss allocable thereto, to affected
               Participants by the end of the following Plan
               Year; or

          (2)  Nonvested amounts will be forfeited and
               reallocated together with gain or loss allocable thereto, according to Section 2.04.

     (d)  The Plan Administrator's determination under Subsection
          (c) will be made in a reasonable, consistent, and nondiscriminatory manner. The Plan Administrator will not be liable to any Participant (or his Beneficiary, if applicable) for any losses caused by inaccurately estimating the amount of any Company Matching Contributions.

2.06 Allocation of Nonelective Contributions
     Nonelective Contributions shall be allocated according to the Operating Company Appendices.

2.07 Allocation of Other Contributions
     The allocation of any contributions not specified above shall be as set forth in the Operating Company Appendices.

                           ARTICLE III
                  ELIGIBILITY AND PARTICIPATION

3.01 Participation in the Plan
     Participation in the Plan is determined according to the Operating Company Appendices.

3.02 Enrollment in the Plan
     A Participant must complete and file a form on which he designates a Beneficiary. In addition, if he wishes to make Pre-tax Deferrals, he must authorize his Employer to reduce his Compensation by the amount of the deferrals according to
     Section 1.01, if applicable, and he must designate the allocation of his Pre-tax Deferrals among the Investments Funds. The form must be delivered to the Plan Administrator according to the rules established by the Plan Administrator.

     If a Participant declines to make Pre-tax Deferrals when first eligible, he may elect to make such deferrals beginning as of the first day of the first payroll period which coincides with or next follows the first day of any subsequent calendar quarter, provided he delivers a completed election form to the Plan Administrator according to the rules established by the Plan Administrator.

3.03 Reemployment
     A Participant whose employment with all Associated Companies terminated and who is subsequently reemployed and becomes an Eligible Employee again, becomes a Participant on the date he becomes an Eligible Employee again. If he was eligible to make Pre-tax Deferrals according to Section 3.01(c) on the date he terminated employment, he may begin Pre-tax Deferrals on the first day of the payroll period that coincides with or follows the date he again becomes an Eligible Employee. If he was not eligible to make Pre-tax Deferrals according to Section 3.01(c) on the date he terminated employment, he may only begin Pre-tax Deferrals as provided in Section 3.01(c).

3.04 Employment After Normal Retirement Date
     A Participant who continues employment as an Eligible
     Employee after his Normal Retirement Date continues to be a Participant for all purposes of the Plan.

3.05 Termination of Participation
     A Participant will cease to be a Participant on the date on which he or his Beneficiary receives distribution of the entire Vested Portion of his Accounts under the Plan due to his termination of employment for any reason, retirement, death or Permanent and Total Disability.

3.06 Inactive Participation and Transfers
     (a)  Transfers from Eligible Employee Status
          (1) A Participant who either transfers to an Associated Company which does not participate in the Plan or to an employment status with an Associated Company in which he is no longer an Eligible Employee becomes an Inactive Participant. An Inactive Participant is not eligible to make Pre-tax Deferrals from his Compensation earned after the date of his transfer. Matching Contributions shall not be allocated to his Accounts after the date of his transfer. Profit Sharing Contributions shall be allocated to his Accounts after the date of his transfer in accordance with Section 2.02.

          (2) If a Participant becomes an Inactive Participant, his Accounts will continue to be held under the Plan until he becomes entitled to a distribution under the provisions of Articles VII and VIII. An Inactive Participant will continue to have the right to direct the investment of his Accounts under the provisions of Article V and to make withdrawals under the provisions of Article VI.

          (3) Notwithstanding subsection (a)(2), effective April 1, 1993, if an Inactive Participant transfers to an Associated Company which maintains a plan that will accept a transfer of such Inactive Participant's Accounts from this Plan, the Accounts of the Inactive Participant shall be transferred to such Associated Company's plan as soon as administratively practicable.

     (b)  Transfers to Eligible Employee Status

          (1) An employee who transfers to an employment status with an Associated Company in which he is an Eligible Employee will become a Participant pursuant to Section 3.01. He will not be eligible to make Pre-tax Contributions from his Compensation earned while he was not a Participant. Matching Contributions and Profit Sharing Contributions to his Accounts will not be based on his Compensation earned before the date he transferred and became a Participant.

          (2) Effective April 1, 1993, if an Eligible Employee described in subsection (b)(1) transfers from an Associated Company which maintains a plan that permits the transfer of such Participant's Accounts to this Plan, the Accounts of such Participant shall be transferred to this Plan as soon as administratively practicable.

                           ARTICLE IV
      LIMITATIONS ON CONTRIBUTIONS AND TOP-HEAVY PROVISIONS

4.01 Section 415 Limitations
     Notwithstanding anything else contained herein, the Annual Additions to all the Accounts of a Participant shall not exceed the lesser of $30,000 (or, if greater, 1/4 of the defined benefit dollar limitation in effect under Section 415(b)(1) of the Code for the Limitation Year) or 25% of the Participant's Earnings from the Company and all Associated Companies during the Plan Year, in accordance with the provisions of Appendix B attached hereto.

4.02 Top-Heavy Plan Requirements
     Notwithstanding anything else contained herein, for any Plan
     Year for which this Plan is a Top Heavy Plan, as defined in Section C.2 of Appendix C attached hereto, this Plan will be subject to the provisions of Appendix C.

                            ARTICLE V
          INVESTMENTS:  ALLOCATION OF GAINS AND LOSSES

5.01 Investment of Accounts
     Each Participant's Accounts are invested in the Trust Fund. Each Participant has the right to direct the investment of his Accounts in any of the Plan's currently active Investment Funds. Notwithstanding the foregoing, effective April 1, 1993, Participants in Operating Company Appendix 067 shall not be permitted to direct the investment of their accounts. An asset manager appointed in accordance with the Charter of the Corporate Compensation & Benefits Committee, will select the Investment Funds available under the Plan and the terms under which such Investment Funds will be available. Such asset manager may select an Investment Fund consisting of Company stock. The Investment Fund established for Company stock is not currently active, and contains only investments previously made; based upon those investments, up to one hundred percent of the assets of the Plan may be invested in such Company stock.

     Upon enrollment, re-enrollment, and as of the first day of the first payroll period which coincides with or next follows any January 1, April 1, July 1, and October 1 the Participant may designate the Investment Fund(s) in which his future Pre-tax Deferrals, Matching Contributions, Nonelective Contributions, if any, and Profit Sharing Contributions, if any, are invested. The Plan Administrator will establish uniform nondiscriminatory rules regarding the designation of Investment Funds.

5.02 Transfers of Existing Account Balances Between
     Investment Funds
     Each Participant or former Participant who has not received a distribution of the Vested Portion of his Accounts, has the right as of the first day of the first payroll period which coincides with or next follows any January 1, April 1, July 1 and October 1 to have all or part of his Accounts and Rollover Account transferred between the currently active Investment Funds. The Plan Administrator will establish uniform and nondiscriminatory rules regarding the transfer of assets between Investment Funds.

5.03 Allocation of Investment Fund Gains and Losses
     As of each Valuation Date, the Plan Administrator will determine the net investment gain or loss, after adjustment for applicable expenses, if any, of each Investment Fund since the immediately preceding Valuation Date.

     The net investment gain or loss of each such Investment Fund will be apportioned to each Participant's Account. The apportionment will be in the same proportions as the following for the Participant bears to the total of the following for all Participants:

     (1) The balance of the Participant's Account which was held in such Investment Fund as of the immediately preceding
          Valuation Date;

     (2) One-half of the Participant's Pre-tax Deferrals and Nonelective Contributions, if any, and one-half of the Participant's Matching Contributions, if any, allocated to the Account since the immediately preceding Valuation Date which were directed by the Participant to be invested in such Investment Fund;

     (3) An adjustment to reflect the full amount of transfers, to or from the portion of the Account invested in such Investment Fund, which were made effective after the allocation of gains or losses as of the immediately preceding Valuation Date; and

     (4) A reduction to reflect (1) the full amount of any distributions and (2) one-half of any in-service withdrawals paid from the portion of the Account invested in such Investment Fund and paid after the allocation of gains or losses as of the immediately preceding Valuation Date.

     At the discretion of the Plan Administrator, the Investment
     Funds may be valued, and their net investment gain or loss may be apportioned to each Participant's Account, more frequently than each Valuation Date.

     Notwithstanding the preceding, the Plan Administrator may use any reasonable method for making such allocations, provided that the method must result in the investment gains or losses being generally allocated on the basis of Account balances.

5.04 Voting and Other Rights
     Full and fractional shares of Company stock allocated to a Participant's Accounts will be voted by the Trustee according to the Participant's instructions. The Trustee will not vote shares of stock allocated to Participant's Accounts for which instructions are not received from Participants.

     If the Company and the Trustee agree, the Trustee may deal directly with Participants on the pass-through of voting rights. Otherwise, the Company may do so and then transmit to the Trustee the results of the voting instructions received from Participants. In either case, management and others may solicit and exercise Participants' voting rights under the same proxy rules applicable to all stockholders. The Company will ensure that forms for voting instructions, together with all information distributed to shareholders regarding the exercise of voting rights, are furnished to the Trustee and to Participants within a reasonable time before the voting rights are to be exercised.

     Shareholder rights, other than voting rights, which can be exercised by Participants may be passed through to Participants and exercised in a similar manner to voting rights or will be exercised in such other manner as is legally required. However, where the circumstances (such as the lack of time or the lack of liquid funds to satisfy a requirement to pay for additional shares of stock) make it impractical to pass such rights through to Participants and no other specific legal requirement exists, the rights will be exercised (or sold) by the Trustee in a manner that the Trustee deems prudent under the circumstances and otherwise consistent with the fiduciary standards of ERISA.

5.05 Allocation of Company Stock Dividends and Splits
     Company stock received by the Trust as a result of a stock split or stock dividend on Company stock held in Participants' Accounts will be allocated as of the Valuation Date coinciding with or following the date of such split or dividend, to each Participant who has such an Account. The amount allocated will bear substantially the same proportion to the total number of shares received as the number of shares in the Participant's Account bears to the total number of shares allocated to such Accounts of all Participants immediately before the allocation. The shares will be allocated to the nearest thousandth of a share.

5.06 Allocation of Dividends on Company Stock other than Stock
     Dividends
     Cash or other property received by the Trust as a result of a dividend payment on Company stock held in Participants' Accounts will be allocated as of the Valuation Date coinciding with or following the date of such dividend to each Participant who has such an Account. The amount allocated will bear substantially the same proportion to the total value of the cash or other property received as the number of shares in the Participant's Account bears to the total number of shares allocated to such Accounts of all Participants immediately before the allocation.

                           ARTICLE VI
                   WITHDRAWALS WHILE EMPLOYED

6.01 Financial Hardship Withdrawals
     (a) A Participant who is actively employed, or who is terminated but has not received a distribution of his Accounts, or who is on an approved leave of absence may request a withdrawal from his Accounts to the extent necessary to meet a financial hardship. The withdrawal request must be on forms provided by the Plan Administrator.

     (b) A withdrawal must be on account of a hardship. A withdrawal will be deemed to be on account of a hardship if:

          (1)  The distribution is for the purpose of:

               (A)  paying medical expenses described in Code
                    Section 213(d) incurred by the Participant, his spouse or his dependents or necessary to obtain such medical care;

               (B)  purchasing the Participant's principal
                    residence (excluding mortgage payments);

               (C) paying tuition and related educational fees for the next 12 months of post-secondary education for the Participant, or the Participant's spouse, children or dependents;

               (D) preventing the Participant's eviction from his principal residence or foreclosure on the mortgage on the Participant's principal residence; or

               (E)  any other purpose specified by the Internal
                    Revenue Service as a deemed immediate and heavy financial need; and

          (2)  All of the following are satisfied:

               (A) the distribution is not in excess of the amount of the financial need (including taxes or penalties reasonably anticipated from the distribution) created by the hardship;

               (B)  the Participant has obtained all
                    distributions, other than hardship
                    withdrawals, and all nontaxable loans under the Plan or any other plan maintained by an Employer;

               (C)  the Participant does not make Pre-tax
                    Deferrals to this Plan or any other plan maintained by an Employer for at least twelve months after he receives the hardship distribution; and

               (D) the Participant's Pre-tax Deferrals made in the calendar year immediately following the calendar year in which the withdrawal occurs do not exceed the limitation of Code Section 402(g) (as adjusted) for such calendar year, less the Participants Pre-tax Deferrals made in the calendar year in which the withdrawal was received.

               The Plan Administrator will determine whether the Participant has met the requirements of Subsection
               (1) and (2) above.

          (3) The amount to be withdrawn may not exceed the smaller of:

               (a) the total value of the Participant's Matched Pre-tax Deferral Account, his Unmatched Pre-tax Deferral Account, the Vested Portion of his Matching Contributions Account, and the Vested Portion of his Profit Sharing Contributions Account as of the Valuation Date preceding the date on which such withdrawal occurs, and

               (b)  the amount necessary to meet the
                    Participant's financial hardship.

          If less than the total value of the Participant's Accounts will be distributed, the distribution will be first from the Vested Portion of the Participant's Profit Sharing Contributions Account until it is exhausted, then from the Vested Portion of his Matching Contributions Account until it is exhausted, then from his Unmatched Pre-tax Deferral Account until it is exhausted, and finally from his Matched Pre-tax Deferral Account until it is exhausted.

          Effective January 1, 1989, a Participant may not withdraw any earnings credited to his Pre-tax Deferral
          Account and Unmatched Pre-tax Deferral Account on and after such date.

6.02 Loans to Participants
     (a) Effective April 1, 1993, each Participant shall have the right, subject to prior approval by the Plan Administrator, to borrow from his Accounts.
          Application for a loan must be submitted by a Participant to the Plan Administrator on such form(s) as the Plan Administrator may require. Approval shall be granted or denied as specified in subsection (b), on the terms specified in subsection (c).

     (b) The Plan Administrator shall grant any loan which meets each of the requirements of paragraphs (1) through (4) below:

          (1) The amount of the loan, when added to the outstanding balance of all other loans to the Participant from the Plan or any other qualified plan of an Associated Company, shall not exceed the lesser of:

               (A) $50,000, reduced by the excess, if any, of a Participant's highest outstanding balance of all loans from the Plan or any other qualified plan maintained by an Associated Company during the preceding 12 months over the outstanding balance of such loans on the loan date, or

               (B) 50% of the value of the vested balance of the Participant's Accounts established as of the Valuation Date preceding the date upon which the loan is made;

          (2) The amount of the loan repaid through payroll deductions shall not exceed 25% of the Participant's base salary paid by the Employer during each such payroll period;

          (3)  The loan shall be for at least $500; and

          (4) No more than one loan may be outstanding to a Participant at any time.

     (c) Each loan granted shall, by its terms, satisfy each of the following additional requirements:

          (1) Each loan must be repaid within five years except that if the Plan Administrator is satisfied that the loan proceeds will be used to purchase the principal residence of the Participant, the Plan Administrator may establish a term of up to ten years;

          (2) Each loan must require substantially level amortization over the term of the loan, with payments not less frequently than quarterly; and

          (3) Each loan must be adequately secured, with the security to consist of the balance of the Participant's Accounts.

               (A) In the case of any Participant who is an active Eligible Employee, or an Employee on a leave of absence or on short term disability but still receiving regular paychecks, automatic payroll deductions shall be required as additional security.

               (B) In the case of any other Participant, the outstanding loan balance may at no time exceed 50% of the outstanding vested balance of the Participant's Accounts. If such limit is at any time exceeded, or if the Participant fails to make timely repayment, the loan shall be treated as in default and become immediately payable in full.

          (4) Each loan shall bear a reasonable rate of interest, which rate shall be established by the Plan Administrator from time to time and shall in no event be less than 1% above the prime rate published in the Wall Street Journal on the last business day of the month immediately preceding the month in which the loan is approved.

     (d) A Participant's loan shall be treated as a separate investment of the Participant's Accounts from which it is made and the entire gain or loss attributable to the loan (including any gain or loss attributable to interest payments or default) shall be allocated to such Accounts of the Participant. Similarly, repayment of each loan or any portion thereof shall be credited to such Accounts.

     (e) All loan payments shall be transmitted by the Employer to the Trustee as soon as practicable but not later than 30 days after such amounts are received or withheld. Each loan may be prepaid in full at any time after it has been outstanding for six months, and may not be previously prepaid except upon termination of employment where a Participant elects to receive a distribution of his Accounts. Partial prepayment is not permitted. Any prepayment shall be paid directly to the Trustee in accordance with procedures adopted by the Plan Administrator.

     (f) Each loan shall be evidenced by a promissory note executed by the Participant and payable in full to the Trustee, not later than the earliest of (1) a fixed maturity date meeting the requirements of subsection
          (c)(1) above, (2) the Participant's death, or (3) the termination of the Plan. Such promissory note shall evidence such terms as are required by this section.

     (g) A one-time administrative fee, in an amount determined by the Plan Administrator, shall be charged against the Accounts of the Participant as of the date the loan is approved. Thereafter, an ongoing administrative fee, in an amount determined by the Plan Administrator, shall be charged each calendar quarter against the Accounts of the Participant. The ongoing administrative fee shall be charged as of the first day of each calendar quarter beginning with the first calendar quarter immediately following the date the loan is approved. Such fees shall be used to pay only those expenses of the Plan not otherwise paid by the Employer.

     (h) The Plan Administrator shall have the power to modify the above rules or establish any additional rules with respect to loans extended pursuant to this section. Such rules may be included in a separate document or documents and shall be considered a part of this Plan; provided, each rule and each loan shall be made only in accordance with the regulations and rulings of the Internal Revenue Service and Department of Labor and other applicable state or federal law. The Plan Administrator shall act in its sole discretion to ascertain whether the requirements of such regulations and rulings and this section have been met.

                           ARTICLE VII
            RETIREMENT, DISABILITY AND DEATH BENEFITS

7.01 Retirement Benefits
     The retirement benefit payable under the Plan in the case of a Participant whose employment with all Associated Companies terminates on or after his Normal Retirement Date is one hundred percent of the value of all his Accounts on his Distribution Date. The Participant's Distribution Date is the Valuation Date coinciding with or immediately following the date he terminates employment.

7.02 Disability Benefits
     The disability benefit payable under the Plan in the case of a Participant whose employment with all Associated Companies terminates because he is Permanently and Totally Disabled is one hundred percent of the value of all his Accounts on his Distribution Date. The Participant's Distribution Date is whichever of the following dates he elects:

     (a) The Valuation Date coinciding with or immediately following the date he is determined to be Permanently and Totally Disabled;

     (b)  The first Valuation Date following the end of the Plan
          Year in which he terminates; or

     (c) The Valuation Date coinciding with or immediately following the date he reaches age sixty-five.

     Notwithstanding the foregoing, the Participant may elect a Distribution Date which is earlier than the dates specified in Subsections (a), (b) or (c), above, which may include a Distribution Date on which an interim (or partial) distribution is made as well as a Distribution Date on which a final (reconciling) distribution is made. Such interim Distribution Date shall be based on the immediately preceding Valuation Date. Such final (or reconciling) Distribution Date shall be based on the Valuation Date coinciding with or immediately following the Valuation Date for the calendar quarter in which the Participant completes the appropriate distribution forms.

7.03 Death Benefits
     The death benefit payable to a Beneficiary under the Plan in the case of a Participant whose employment with all Associated Companies terminates due to his death (or who dies after termination of employment under Sections 7.01 and 7.02, but before his Distribution Date under such Sections) is one hundred percent of the value of all his Accounts on the Distribution Date. The Distribution Date with respect to such Participant is the Valuation Date coinciding with or immediately following the date the Participant dies.

                          ARTICLE VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS

8.01 Benefits Upon Termination of Employment
     The benefit payable under the Plan in the case of a Participant whose employment with all Associated Companies terminates for any reason other than because he became Permanently and Totally Disabled, died, or retired on or after his Normal Retirement Date is the Vested Portion (determined pursuant to Section 8.02) of the value of each of his Accounts on his Distribution Date. The Participant's Distribution Date is whichever of the following dates he elects:

     (a) The Valuation Date coinciding with or immediately following the date he terminates employment;

     (b)  The first Valuation Date following the end of the Plan
          Year in which he terminates; or

     (c) Any subsequent Valuation Date coinciding with or immediately following the date he elects to receive a distribution.

8.02 Vesting Requirements
     (a) The Vested Portion of the Accounts of any Participant shall be determined according to the Operating Company
          Appendix applicable to that Participant.

8.03 Effect of Termination of Employment; Break in Service and
     Reemployment
     (a) If a Participant terminates employment before the Vested Portion of his Matching Contributions Account is one hundred percent, the non-vested portion of his Matching Contributions Account is forfeited on the last day of the Plan Year following the Plan Year in which he terminated employment. If the Participant is reemployed before the date on which he incurs a five year Period of Severance, the portion of his Matching Contributions Account which was forfeited is reinstated as of the date he is reemployed. If the Participant later terminates employment before the Vested Portion of his Matching Contributions Account is one hundred percent, the Vested Portion of such Account will not be determined under Section 8.02(b). Instead, such Vested Portion will be determined by multiplying the appropriate Vested Portion from Section 8.02(b) times the sum of (1) plus (2) below and then subtracting (2) from the result. For this purpose:

          (1)  is the value of the Participant's Matching
               Contributions Account as of the Valuation Date coinciding with or immediately following his most recent termination of employment; and

          (2) is the amount previously distributed to the Participant from his Matching Contributions
               Account due to his prior termination of
               employment.

     (b) If a Participant terminates employment before the Vested Portion of his Profit Sharing Contributions Account is one hundred percent, the non-vested portion of his Account is forfeited on the last day of the Plan Year following the Plan Year in which he terminated employment. If the Participant is reemployed before the date on which he incurs a five year Period of Severance, the portion of his Profit Sharing Contributions Account which was forfeited is reinstated as of the date he is reemployed. If the Participant later terminates employment before the Vested Portion of his Profit Sharing Contributions Account is one hundred percent, the Vested Portion of such Account will not be determined under section 8.02(b). Instead, such Vested Portion will be determined by multiplying the appropriate Vested Portion from section 8.02(b) times the sum of (1) plus (2) below and then subtracting (2) from the result. For this purpose:

          (1)  is the value of the Participant's Profit Sharing
               Contributions Account as of the Valuation Date coinciding with or immediately following his most recent termination of employment; and

          (2) is the amount previously distributed to the Participant from his Profit Sharing Contributions
               Account due to his prior termination of
               employment.

     (c) If a Participant terminates employment before the Vested Portion of his Matching Contributions Account and his Profit Sharing Contributions Account is one hundred percent, and is reemployed after incurring a five year Period of Severance, the portions of his Matching Contributions Account and Profit Sharing Contributions Account that were forfeited as a result of his termination of employment will not be reinstated.

     (d) Amounts reinstated to a Participant's Accounts under subsection (a) and (b) above will be paid from the total forfeitures available from other Participants' Accounts under Subsections (a) and (b) on the date of the reinstatement. If available forfeitures are insufficient to fully reinstate the Participant's Accounts, the Company will make an additional contribution to the Plan sufficient to fully reinstate the Accounts.

8.04 Disposition of Forfeitures
     All amounts forfeited under any provisions of this Plan are first applied to reinstate forfeited amounts of other Participants pursuant to Section 8.03(a) and (b). Any remaining forfeitures are (unless specifically provided in an Operating Company Appendix) allocated according to Sections 2.02 or 2.04, for the Plan Year following the Plan Year in which they are forfeited.

                           ARTICLE IX
                    DISTRIBUTION OF BENEFITS

9.01 Form of Benefits for Retirement and Other Termination
     Amounts distributable pursuant to Articles VII and VIII are, other than amounts invested in Company stock, distributed in a single sum payment in cash as of the Participant's
     Distribution Date.

     Amounts distributable pursuant to Articles VII and VIII that are invested in Company stock will be distributed, at the Participant's election:

     (a) in a single sum distribution consisting of the whole shares of stock held in the Participant's Accounts as of the Participant's Distribution Date and a single sum payment in cash of the value of the number of partial shares held in the Participant's Accounts as of such Distribution Date, or

     (b) in a single sum distribution consisting of a single sum payment in cash of the value of the number of whole and partial shares held in the Participant's Accounts as of such Distribution Date.

     In converting shares to cash for a distribution under (a) or
     (b) above, the number of shares or partial shares to be converted will be determined as of the applicable Distribution Date and the value of such shares will be determined as of the date the shares are actually liquidated. Shares will be liquidated as close as practicable to the date the cash value is to be distributed.

9.02 Timing of Distributions
     (a) Notwithstanding the provisions of Articles VII and VIII, if a Participant's employment terminates for any reason (regardless of the value of the Vested Portion of all his Accounts) his Distribution Date is the Valuation Date he elects pursuant to Section 8.01, and if no such election is made, his Distribution Date is the Valuation Date coinciding with or immediately following the later of the date he reaches age sixty-five or the date which is the tenth anniversary of the date he first began participation in this Plan. Notwithstanding anything else contained herein, if a distribution is one to which sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Treasury Regulation section 1.411(a)-11(c) is given, provided that: (i) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

     (b) In the event that a Participant terminates employment and does not receive a distribution of the entire vested portion of his or her Accounts, the Participant's Accounts will be invested according to the Participant's investment directions. The directions must comply with the requirements of Section 5.01.

     (c) In the event that a Participant terminates employment and does not receive a distribution of the entire vested portion of his or her Accounts, an administrative fee, in an amount determined by the Plan Administrator, shall be charged each calendar quarter against the Accounts of the Participant. The administrative fee shall be charged as of the first day of each calendar quarter beginning with the first calendar quarter in the Plan Year immediately following the Plan Year in which the Participant terminates employment. The administrative fee shall be used to pay only those expenses of the Plan not otherwise paid by the Employer.

     (d) If a Participant dies before his Distribution Date, the value of his benefit, determined as of the Valuation Date coinciding with or immediately following his death, will be distributed to his Beneficiary as of such Valuation Date.

     (e) Distributions under the Plan pursuant to Articles VII, VIII and IX are made as soon as practicable following the applicable Distribution Date but in no event later than sixty days after the end of the Plan Year in which the Participant reaches age sixty-five, reaches the tenth anniversary of the date he began participation in the Plan, or terminates employment, whichever is latest. With respect to a Participant who attained age seventy and one-half prior to January 1, 1988, his interest in this Plan will commence to be distributed by the April 1 following the later of the calendar year in which he attained age seventy and one-half or the calendar year in which he retires. In addition, the interest of a Participant in this Plan who attains age seventy and one-half after December 31, 1987 will commence to be distributed not later than April 1 following the calendar year in which the Participant attains age seventy and one-half. Until January 1, 1993, a Participant's entire Account was distributed upon attainment of age 70-1/2; effective January 1,1993 only the minimum payment shall be made in each year. Distributions for each subsequent Plan Year will be adjusted for additional allocations for Participants who remain employed after such distributions commence. The provisions of Code Section 401(a)(9) are hereby incorporated by reference.

9.03 Direct Rollovers
     (a) The provisions of this Section 9.03 shall apply effective as of January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this
          Section 9.03, if a Distributee will receive an Eligible Rollover Distribution of at least $200, the Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of his or her Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. Notwithstanding the preceding sentence, a Distributee may not elect to have an Eligible Rollover Distribution of less than $500 paid directly to an Eligible Retirement Plan unless the Distributee elects to have his or her entire Eligible Rollover Distribution paid directly to the Eligible Retirement Plan.

     (b)  For purposes of this section 9.03, an "Eligible
          Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover
          Distribution does not include:

          (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more;

          (2) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code;
               and

          (3) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     (c) For purposes of this section 9.03, an "Eligible Retirement Plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     (d) For purposes of this section 9.03, a "Distributee" includes an Eligible Employee or former Eligible Employee. In addition, the Eligible Employee's or former Eligible Employee's surviving spouse and the Eligible Employee's or former Eligible Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

     (e) For purposes of this section 9.03, a "Direct Rollover" is a payment by the Plan to the Eligible Retirement
          Plan specified by the Distributee.

                            ARTICLE X
                         ADMINISTRATION

10.01 Charter of the Committee
      The Plan shall be administered by a Plan Administrator designated in accordance with the terms of the Charter of the Corporate Compensation & Benefits Committee.

10.02 Fiduciary Matters
      (a) A person or group of persons may serve in more than one fiduciary capacity.

      (b) Unless otherwise authorized by the United States Secretary of Labor, no Fiduciary may maintain the indicia of ownership of any assets of the Plan outside the jurisdiction of the district courts of the United States.

      (c) No Fiduciary may enter into a transaction prohibited by ERISA and/or the Code.

      (d) A Fiduciary shall not be liable for the breach of another Fiduciary with respect to the Plan unless
          (i) he participates knowingly in, or knowingly undertakes to conceal, an act or omission of such Fiduciary, knowing such act or omission is a breach,
          (ii) by his failure to comply with his fiduciary duty, he has enabled another Fiduciary to commit a breach, or
          (iii) he has knowledge of a breach by another Fiduciary, unless he makes reasonable efforts under the circumstances to remedy the breach. A Fiduciary shall also not be liable for the acts or omissions of persons to whom he has properly allocated or delegated specific responsibilities.

      (e) A Fiduciary shall not be liable for a breach committed before he became a Fiduciary or after he ceased to be a Fiduciary.

10.03 Conclusiveness of Action
      The Plan Administrator shall have full discretion to construe and interpret the terms and provisions of this Plan. Any action on matters within the discretion of the Plan Administrator is conclusive, final and binding upon all Participants in the Plan and upon all persons claiming any rights under the Plan, including Beneficiaries.

10.04 Claims Procedure
      (a) Filing of a Claim
          A claim shall be considered to have been filed when a written or oral communication is made by the claimant or the claimant's authorized representative which is reasonably calculated to bring the claim to the attention of the Plan Administrator. Each person entitled to benefits under the Plan must furnish to the Company and the Trustee such documents, evidence, or information as the Company and/or the Trustee consider necessary or desirable for the purpose of administering the Plan, or to protect the Company and the Trustee, and it shall be a condition of the Plan that each person must furnish such information promptly and sign such documents before any benefits become payable under the Plan.

      (b) Notification to Claimant of Decision
          (1) If a claim is wholly or partially denied, the Plan Administrator shall furnish notice of the decision to the claimant promptly, and, in any event, not later than 90 days after the date of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period, indicating the special circumstances requiring an extension of time and the date by which the Plan Administrator expects
               to render the final decision.   In no event shall
               such extension exceed a period of 90 days from the end of the initial 90-day period. If notice of denial of a claim is not furnished within the periods specified above, the claim shall be deemed denied and the claimant shall be permitted to proceed to the review stage described in Subparagraph (c) below.

          (2) Every claim for benefits which is denied shall be denied by written notice setting forth in a manner calculated to be understood by the claimant
               (i) the specific reason or reasons for the denial,
               (ii) specific reference to any provisions of the Plan on which denial is based, (iii) description of any additional material or information necessary for the claimant to perfect his claim with an explanation of why such material or information is necessary, and (iv) an explanation of the procedure for further reviewing the denial of the claim under the Plan.

      (c) Review Procedure
          Upon a denial of a claim, the claimant or his duly authorized representative shall have the right to review pertinent documents and may submit issues and comments to the Plan Administrator in writing.

      (d) Decision Upon Review
          The Plan Administrator shall issue a decision concerning the review of the claim promptly, and in any such event, not later than 60 days after receipt for review from a claimant unless special circumstances, such as the need to hold a hearing, require a longer period of time, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the claimant's request for review. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant, prior to the expiration of the initial 60-day period. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based. If the decision on review is not furnished within the time specified above, the claim shall be deemed denied on review.

10.05 Payment of Expenses
      The Plan Administrator will serve without compensation for services as such. The compensation of fees for accountants, counsel and other specialists and any other costs of administering the Plan or Trust Fund, unless paid directly by the Company, will be paid from the Trust Fund and will be charged against Participants' Accounts.

10.06 Section 404(c) Provisions
      (a) The provisions of this Section 10.06 shall apply effective as of April 1, 1993. This Plan is intended to constitute a plan described in Section 404(c) of ERISA, and the regulations thereunder. As a result, with respect to elections described in this Plan and any other exercise of control by a Participant or his or her Beneficiary over assets in the Participant's Accounts, such Participant or Beneficiary shall be solely responsible for such actions and neither the Trustee, the Plan Administrator, the Company, nor any other person or entity which is otherwise a Fiduciary shall be liable for any loss or liability which results from such Participant's or Beneficiary's exercise of control.

      (b) The Plan Administrator shall provide to each Participant or his or her Beneficiary the information described in Section 2530.404c-1(b)(2)(i)(B)(1) of the Department of Labor Regulations. Upon request by a Participant or his or her Beneficiary, the Plan Administrator shall provide the information described in Section 2530.404c-1(b)(2)(i)(B)(2) of the Department of Labor Regulations.

      (c) The Plan Administrator shall take such actions and establish such procedures as it deems necessary to ensure the confidentiality of information relating to the purchase, sale, and holding of Company stock, and the exercise of voting, tender and similar rights with respect to such stock by a Participant or his or her Beneficiary. Notwithstanding the foregoing, such information may be disclosed to the extent necessary to comply with applicable state and federal laws.

      (d) In the event of a tender or exchange offer with respect to the Company, or in the event of a contested election with respect to the Board, the Company shall, at its own expense, appoint an independent Fiduciary to carry out the Plan Administrator's administrative functions with respect to the Company stock. Such independent Fiduciary shall not be an "affiliate" of the Company as such term is defined in Section 2530.404c-1(e)(3) of the Department of Labor Regulations.

      (e) The Plan Administrator may take such other actions or implement such other procedures as it deems necessary or desirable in order that the Plan comply with Section
          404(c) of ERISA.

10.07 Method of Election or Notice
      Any election or notice to be given by a Participant or Beneficiary hereunder may be given by such means as is authorized by the Plan Administrator, including but not limited to authorized telephonic or electronic methods.

                           ARTICLE XI
                      AMENDMENT TO THE PLAN

11.01 Company's Right to Amend
               All amendments to the Plan shall be made in accordance with the Charter of the Committee. Except as may be required to permit the Plan and the Trust to meet the requirements for qualification and tax exemption under the Code, or the corresponding provisions of other or subsequent revenue laws or of ERISA, no amendment may be made which may:

          (a) Cause any of the assets of the Trust, at any time prior to the satisfaction of all liabilities with respect to Participants and their Beneficiaries, to be used for or diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries;

          (b) Create or effect any discrimination in favor of Participants who are Highly Compensated Employees;
               and

          (c) Increase the duties or liabilities of the Trustee without its written consent.

                           ARTICLE XII
                     TERMINATION OF THE PLAN

12.01 Company's Right to Terminate
      The Company has the right to terminate the Plan in whole or in part at any time in accordance with the Charter of the Committee. Upon termination, partial termination or complete discontinuance of contributions to the Plan each affected Participant will have a one hundred percent Vested Portion in all his Accounts.

12.02 Plan Merger and Consolidation
      This Plan shall not be merged or consolidated with, nor shall its assets or liabilities be transferred to, any other plan unless each Participant in this Plan (if the Plan then terminated) would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had been terminated). Where the foregoing requirement is satisfied, this Plan and its related Trust may be merged or consolidated with another qualified plan and trust.

                          ARTICLE XIII
                   TRUST FUND AND THE TRUSTEE

13.01 Selection of Trustee
      The Trustee shall be designated in accordance with the Charter of the Corporate Compensation & Benefits Committee and the Trust Agreement shall be written in such form and contain such provisions as may be deemed appropriate. The Trust Agreement will provide that with respect to any distributions to any persons, the Trustee shall follow the directions of the Plan Administrator. The Trust Agreement shall be taken to form a part of this Plan, and any and all rights or benefits which may accrue to any person under this Plan shall be subject to all the terms and provisions of the Trust Agreement. The Trust Agreement may include a provision for participation in a joint or associated trust fund for the purpose of pooling investment experience. The Trustee may be removed at any time in accordance with the Charter of the Corporate Compensation & Benefits Committee or the Trustee may resign. Upon such a removal or resignation, a successor Trustee shall be appointed in accordance with the Charter of the Corporate Compensation & Benefits Committee.

                           ARTICLE XIV
                 ADOPTION BY ASSOCIATED COMPANY

14.01 Associated Company Participation
      An Associated Company may adopt the Plan for the benefit of any specified group of its employees, effective on the date specified in the adoption. To adopt the Plan:

      (a) The Associated Company must deliver to the Company a certified copy of the Associated Company's board of directors resolution adopting the Plan, and/or any other adopting documents the Company may require; and

      (b) The Company must file a copy of the resolution and a copy of the Company's Board resolutions approving such adoption with the current Trustee.

14.02 Action Binding on Participating Associated Companies
      As long as the Company is party to the Plan and the trust agreement, it has the exclusive authority to act under the Plan and trust agreement for any Employer in all matters relating to the Plan Administrator, the Trustee and the designation of Associated Companies. Any such action taken by the Company will automatically include and be binding upon any Employer which is a party to the Plan.

14.03 Termination of Participation of Associated Company
      The Company reserves the right, in its sole discretion and at any time, to terminate any or all Associated Companies' participation in this Plan in accordance with the Charter of the Committee. The termination will be effective immediately upon the Company's notification of termination to the Trustee and the Associated Company being terminated.

                           ARTICLE XV
                          MISCELLANEOUS

15.01 Voluntary Plan
      The Plan is purely voluntary on the part of the Company and neither the establishment of the Plan nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits will be construed as giving any employee or any person any legal or equitable right against the Company, an Employer, the Trustee or the Plan Administrator unless such right is specifically provided for in this Plan or conferred by affirmative action of the Plan Administrator or the Company according to the terms and provisions of this Plan. Nor will such actions be construed as giving any employee or Participant the right to continue in the employment of an Employer. All employees and/or Participants remain subject to discharge to the same extent as though this Plan had not been established.

15.02 Nonalienation of Benefits
      Participants and their Beneficiaries are entitled to all the benefits specifically set out under the terms of the Plan, but such benefits or any of the property rights in such benefits may not be assigned or distributed to any creditor or other claimant of a Participant or his Beneficiary. Notwithstanding the preceding sentence, the Plan will comply with the provisions of a qualified domestic relations order as defined in Code Section 414(p) ("QDRO"). Notwithstanding anything to the contrary herein, if required by a QDRO the Plan will make payment to an alternate payee as soon as practicable after such QDRO is received by the Plan Administrator. In the case of a domestic relations order entered before January 1, 1985, the Plan Administrator (a) shall treat such order as a qualified domestic relations order if the Plan is paying benefits pursuant to such order on such date and (b) may treat any other such order entered before such date as a qualified domestic relations order even if such order does not meet the requirements set forth in Code Section 414(p). Notwithstanding the foregoing, a loan described in Section
      6.05 of the Plan shall not be considered a violation of this Section.

15.03 Inability to Receive Benefits
      If the Plan Administrator receives evidence that (a) a person entitled to receive any payment under the Plan is physically or mentally incompetent to receive payment and to give a valid release for payment, and as (b) another person or an institution is then maintaining or has custody of such person, and no guardian, committee or other representative of the estate of such person has been duly appointed by a Court of competent jurisdiction, the payment may be made to the other person or institution referred to in (b) above. The release of the other person or institution is a valid and complete discharge for the payment.

15.04 Lost Participants
      If the Plan Administrator is unable, after reasonable and diligent effort, to locate a Participant or Beneficiary who is entitled to payment under the Plan, the payment due to the person will be forfeited. However, if the Participant or Beneficiary later files a claim for his benefit, it will be reinstated. Notification by certified or registered mail to the last known address of the Participant or Beneficiary is deemed a reasonable and diligent effort to locate such person.

15.05 Limitation of Rights
      Nothing in the Plan expressed or implied is intended or will be construed to confer upon or give to any person, firm or association other than the Company, an Employer, the Participants and their successors in interest any right, remedy or claim under or by reason of this Plan.

15.06 Invalid Provisions
      In case any provision of this Plan is held illegal or invalid for any reason, the provision will not affect the remaining parts of this Plan. The Plan will be construed and enforced as if the illegal and invalid provision had never been adopted as a part of the Plan.

15.07 One Plan
      This Plan may be executed in any number of counterparts, each of which is deemed an original. The counterparts constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

15.08 Headings
      Headings of Articles and Sections are inserted solely for convenience and reference are not part of the Plan.

15.09 Governing Law
      The Plan is governed by and construed according to the Federal laws governing employee benefit plans qualified under the Code and according to the laws of the state of California where such laws are not in conflict with the applicable federal laws described above.

                           ARTICLE XVI
                            EXECUTION

          To record the adoption of this Plan, the Vice
President, Human Resources of the Company, at the request of the Committee, has executed this document on this 22 day of December, 1994.
                         DOLE FOOD COMPANY, INC.


                         By:  /s/ George R. Horne
                              Vice President, Human Resources

                           APPENDIX A
                           DEFINITIONS

Whenever the following terms are used in this Plan with their first letters capitalized, they have the meaning specified below. Additional words and phrases used in the Plan are not defined in this Appendix A, but, for convenience, are defined as they are introduced in the text. Unless the context indicates otherwise, the masculine pronoun refers to a man or a woman. Words in the singular include the plural, and vice versa, unless the context indicates otherwise.

A.1    Accounts
       "Accounts" means the Accounts set forth in the Operating
       Company Appendix applicable to a Participant.

A.2    Associated Company
       "Associated Company" means (a) a corporation that is a member of the same controlled group of corporations, within the meaning of Code Section 1563(a), determined without regard to Code Section 1563(a)(4) and (e)(3), as the Company and (b) Pacific Holding Company. For purposes of Section 4.01 and Appendix B, Associated Company will be determined by substituting the phrase "more than fifty percent" for the phrase "at least eighty percent" each place it appears in Code Section 1563 and will not include Pacific Holding Company.

A.3    Beneficiary
       "Beneficiary" means the person, persons, or entity designated by the Participant to receive any death benefit which may become payable under the Plan. If more than one Beneficiary is named, the Participant may specify the sequence and/or proportion in which payments will be made to each Beneficiary. In the absence of a specification of sequence or proportions, payments will be made in equal shares to all named Beneficiaries. A Participant may change his Beneficiary from time to time by written notice delivered to the Plan Administrator in the manner and form prescribed by the Plan Administrator.

       If a Participant has a Beneficiary designation which is other than his spouse on his date of death as his sole primary Beneficiary, the designation will not be valid unless such spouse consents to the designation in writing and the consent is witnessed by a Plan representative or a notary public. The spouse's consent requirement will be waived if the Plan Administrator is satisfied the spouse cannot be located or the Participant has no spouse.

       If no valid Beneficiary has been designated or if no designated Beneficiary is living at the time of the Participant's death, payment of any death benefit, to the extent permitted by law, will be made to the surviving person or persons in the first of the following classes of successive preference of Beneficiaries: (a) surviving spouse, (b) children and/or children's issue by right of representation, (c) parents, (d) brothers and/or sisters, or (e) executors or administrators of the Participant's estate. Any minor's share will be paid to the adult or adults who, in the opinion of the Plan Administrator, have assumed custody and support of the minor. Any death benefit payable to executors or administrators will be paid in one lump sum. Proof of death satisfactory to the Plan Administrator must be furnished before the payment of any death benefit under the Plan.

A.4    Board
       "Board" means the Board of Directors of the Company.

A.5    Charter of the Committee
       "Charter of the Committee" means the Charter of the Corporate Compensation and Benefits Committee, as amended from time to time. A copy of the Charter of the Committee is attached as Appendix D.

A.6    Code
       "Code" means the Internal Revenue Code of 1986, as it currently exists and includes any subsequent amendments.

A.7    Company
       "Company" means Dole Food Company, Inc.

A.8    Compensation
       "Compensation" has the meaning set forth in the Operating
       Company Appendices.

       Notwithstanding the foregoing, for Plan Years beginning on or after January 1, 1989, the maximum amount of a Participant's Compensation which shall be taken into account under the Plan for any Plan Year ("Maximum Compensation Limitation") shall be $200,000 adjusted at the same time and in the same manner as under Section 415(d) of the Code. For purposes of the Maximum Compensation Limitation, the Compensation of any Participant who is either a 5% owner (as defined in Section 416(i)(1) of the Code), or one of the ten most highly paid Highly Compensated Employees during the Plan Year ("First Participant") shall be aggregated with the Compensation of any Participant who has not attained age 19 and is a lineal descendant of the First Participant and any Participant who is the Spouse of the First Participant. In any case in which such aggregation would produce Compensation in excess of the Maximum Compensation Limitation, the amount of the First Participant's Compensation that is considered under the Plan shall be reduced until the Maximum Compensation Limitation is met.

       Compensation only includes the amounts, described above, paid to an individual while he is a Participant. For purposes of determining the contributions and forfeitures to be allocated to a Participant, but not for purposes of non-discrimination testing required by the Code, a Participant's deferrals in a non-qualified deferred compensation plan shall be considered Compensation in the year the deferrals would otherwise have been paid to the Participant.

       Notwithstanding the foregoing, for Plan Years beginning on or after January 1, 1994, the $200,000 Maximum Compensation Limitation referred to above shall be reduced to $150,000, adjusted in accordance with Section 401(a)(17)(B) of the Code. For purposes of applying the Maximum Compensation Limitation, the rules set forth in the preceding paragraphs shall continue to apply, except that "$150,000" shall replace "$200,000" each place it appears. The $150,000 limit shall be adjusted in increments of $10,000.

A.9    Distribution Date
       "Distribution Date" means the date as of which the Vested Portion of a Participant's Accounts is distributed, as described in Section 7.01 (in the case of termination on or after the Participant's Normal Retirement Date),
       Section 7.02 (in the case of Permanent and Total Disability), Section 7.03 (in the case of death) and
       Section 8.01 (in the case of any other termination of employment).

A.10   Effective Date
       "Effective Date" means the original effective date of the Plan, which is June 17, 1984.

A.11   Eligible Employee
       "Eligible Employee" has the meaning set forth in the Operating Company Appendices.

A.12   Employer
       "Employer" has the meaning set forth in the Operating
       Company Appendices.

A.13   ERISA
       "ERISA" means the Employee Retirement Income Security Act of 1974, as it currently exists and includes any subsequent amendments.

A.14   Fiduciary
       "Fiduciary" means a member of the Board or the Corporate Compensation & Benefits Committee appointed by the Board, the Plan Administrator, the asset manager, and any person who (i) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management of disposition of Plan assets, (ii) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan, or (iii) has any discretionary authority or discretionary responsibility in the administration of the Plan.

A.15   Highly Compensated Employee
       "Highly Compensated Employee" means:
       (a) Any employee who performs service during the determination year and is described in one or more of the following groups:
             (1) An employee who is a 5% owner, as defined in Code section 416(i)(1), at any time during the determination year or the look-back year.
             (2)  An employee who receives compensation in excess
                  of $75,000, adjusted at the same time and in
                  the same manner as under Code Section 415(b), during the look-back year.
             (3) An employee who receives compensation in excess of $50,000, adjusted at the same time and in the same manner as under Code Section 415(b), during the look-back year and is a member of the top-paid group for the look-back year.
             (4) An employee who is an officer, within the meaning of Code Section 416(i), during the look-back year and who receives compensation in the look-back year greater than 50% of the dollar limitation in effect under Code Section 415(b)(1)(A) for the calendar year in which the look-back year begins.
             (5)  An employee who is both described in
                  Subsections (2), (3), or (4) above when these Subsections are modified to substitute the determination year for the look-back year and one of the 100 employees who receives the most Compensation from an Associated Company during the determination year.

       (b) For purposes of the definition of Highly Compensated Employee the following will apply:
             (1) The determination year is the Plan Year for which the determination of who is highly compensated is being made.
             (2) The look-back year is the twelve month period immediately preceding the determination year, or if the Company elects, the calendar year ending with or within the determination year.
             (3) The top-paid group consists of the top 20% of employees ranked on the basis of Compensation received during the year. For purposes of determining the number of employees in the top paid group, employees who have not completed 6 months of service by the end of the Plan Year (including service in the immediately preceding Plan Year), who normally work less than 17-1/2 hours per week, who work less than six months during any year or who have not had their 21st birthday by the end of the Plan Year shall be excluded.
             (4) The number of officers is limited to 50 (or, if less, the greater of three employees or 10% of employees).
             (5) When no officer has Compensation in excess of 50% of the Code Section 415(b) limit, the highest paid officer is treated as highly compensated.
             (6) Compensation is compensation within the meaning of Code Section 415(c)(3) including elective or salary reduction contributions to a cafeteria plan or cash or deferred arrangement.
             (7)  Employers aggregated under Code Section 414(b),
                  (c), (m), or (o) are treated as a single employer.

       (c) A former employee who has a separation year prior to the determination year and who was a highly compensated active employee for either (1) such employee's separation year or (2) any determination year ending on or after the employee's 55th birthday will be a Highly Compensated Employee. Generally, a separation year is the determination year the Employee separates from service. An employee who separated from service before January 1, 1987, will be included as a Highly Compensated Employee only if the employee was a 5% owner or received Compensation in excess of $50,000.

A.16   Hour of Service
       "Hour of Service" means:
       (a) Each hour for which a person is directly or indirectly paid by, or entitled to payment from, an Associated Company for the performance of duties.
             These hours are credited to the person in the computation period in which the duties are performed.

       (b) Each hour for which a person is directly or indirectly paid by, or entitled to payment from an Associated Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. However, a person is not entitled to credit for such hours if payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws, or if such payment solely reimburses a person for his medical or medically related expenses.

             In the case of a payment which is made or due on account of a period during which a person performs no duties, and which results in crediting of hours under this Subsection (b), or in the case of an award or agreement for back pay, to the extent that such award or agreement is made with respect to a period described in this Subsection (b), the number of hours and the computation period in which they are to be credited are determined in accordance with
             Section 2530.200(b)-2(b) and (c) of Title 29 of the Code of Federal Regulations, which Section is incorporated herein by this reference.

       (c) Each hour for which a person is entitled to back pay, regardless of mitigation of damages, which has been either awarded or agreed to by an Associated Company. These hours are credited to the person in the computation period to which the award, agreement or payment pertains. However, a person will not be credited with hours under this Subsection (c) if he received credit for the same hours under Subsections
             (a) or (b).

A.17   Inactive Participant
       "Inactive Participant" means a person who was a Participant but who is transferred to and is in a position of employment in which he is no longer an Eligible
       Employee.

A.18   Investment Fund
       "Investment Fund" means the funds in which a Participant may invest his Accounts according to Section 5.01.

A.19   Limitation Year
       "Limitation Year" means the twelve month period beginning
       January 1 and ending the following December 31, as that term is used in Section B.1 of Appendix B.

A.20   Non-Highly Compensated Employee
       "Non-Highly Compensated Employee" means a person who is not a Highly Compensated Employee.

A.21   Normal Retirement Date
       "Normal Retirement Date" means a Participant's sixty-fifth birthday.

A.22   Operating Company Appendix
       "Operating Company Appendix" means each of the appendices setting forth the provisions of this Plan applicable to the operating companys, divisions and subsidiaries of the Company which have employees who may participate in this Plan. There is a separate Operating Company Appendix for each of the plans which were merged effective January 1, 1993.

A.23   Participant
       "Participant" means any Employee who is a Participant as provided in Article III or Section 1.11. Where appropriate to the context, it also includes an Inactive
       Participant.

A.24   Period of Severance
       "Period of Severance" means, for any person, an interruption in his Service under the Plan. A Period of Severance begins on the date the person no longer is credited with Service under the Plan and ends on the date the person returns to active employment with an Associated Company. A person whose employment with all Associated Companies is terminated, or deemed terminated, for any reason will incur:

       (a) a one year Period of Severance if he fails to return to active employment as an employee and render one or more Hours of Service before the first annual anniversary of the date of such termination;

       (b) a five year Period of Severance if he fails to return to active employment as an employee and render one or more Hours of Service before the fifth annual anniversary of the date of such termination.

       For purposes of this Section, a person who is absent from employment for maternity or paternity reasons will not be treated as having incurred a one year Period of Severance until the second anniversary of such absence, or a five year Period of Severance until the sixth anniversary of such absence, or such earlier time permitted under applicable regulations.

       Absence for maternity or paternity reasons means a person is absent because:
             (1)  the person is pregnant,

             (2)  the person gave birth to a child,

             (3)  an adopted child is placed with the person, or

             (4) the person is caring for his natural or adopted child immediately after the child is born or placed with the person.

       The provisions of this paragraph will not apply unless the person provides information to the Plan Administrator, within the time limits established by the Plan Administrator, sufficient to establish that the absence is for maternity or paternity reasons and the duration of the absence.

A.25   Permanent and Total Disability
       "Permanent and Total Disability" means a physical or mental condition which renders a person unable to engage in any substantial gainful activity for an Associated Company for which he is reasonably fitted by education, training, or experience. A physical or mental condition which qualifies a Participant for disability payments under an Associated Company's long term disability plan is deemed to be a Permanent and Total Disability, effective the date on which the Participant qualifies for such payments. The Plan Administrator will determine, based on whatever competent medical evidence it requires, whether any other person is Permanently and Totally Disabled and the effective date of such disability.

A.26   Plan
       "Plan" means the Tax Deferred Investment Plan for Salaried
       Employees of Dole Food Company, Inc. and Participating
       Divisions and Subsidiaries.

A.27   Plan Administrator
       "Plan Administrator" means the Plan Administrator described in Section 10.01.

A.28   Plan Year
       "Plan Year" means the twelve month period beginning
       January 1 and ending the following December 31.

A.29   Service
       "Service" means, with respect to any person, his period or periods of employment with all Associated Companies which are counted as Service according to the following rules:

       (a) Each person is credited with Service under the Plan for the period or periods during which the person maintains an employment relationship with any Associated Company. An employment relationship is limited to an employer-employee relationship, and does not include other types of relationships, such as independent contractors. A person's employment relationship is deemed to commence on the date the person first renders one Hour of Service, and is deemed to continue during the following periods:

             (1) Periods of leave of absence with or without pay granted to the person by an Associated Company in a like and nondiscriminatory manner for any purpose including, but not limited to, sickness, accident or military leave. The person is not considered to have terminated employment during such leave of absence unless he fails to return to the employ of an Associated Company at or prior to the expiration date of the leave. If he fails to so return, he is deemed to have terminated as of the date the leave began but he is given credit for Service through the earlier of the first anniversary of the date his leave of absence began or the date his employment terminates.

             (2)  In the case of a person who terminates
                  employment and who is later reemployed by an Associated Company before he incurs a one year Period of Severance, the period between his date of termination and date of reemployment.

       (b) Except as provided in Subsection (c) all periods of a person's Service, whether or not consecutive, are aggregated. Service is measured in elapsed years and fractions of years whereby each twelve complete calendar months constitutes one year, each complete calendar month constitutes one-twelfth of a year and partial calendar months which when aggregated equal thirty days constitute one-twelfth of a year.

       (c) In the case of a person who terminates employment before he becomes a Participant and who is not reemployed before the date he incurs the greater of:

             (1) a five year Period of Severance (as described in Section A.22(b)), or

             (2) a Period of Severance greater than his service before the date he terminated employment, his service before he terminated employment will be disregarded.

A.30   Trust Fund
       "Trust Fund" means the assets of the Plan held by the Trustee and subject to the trust agreement described in
       Article XIII. Trust Fund includes, but is not limited to, the Investment Funds.

A.31   Trustee
       "Trustee" means the person, persons, bank and/or other entity selected by the Board to hold the Trust Fund according to Article XIII.

A.32   Valuation Date
       "Valuation Date" means the last day of each calendar quarter.

                           APPENDIX B
                     ALLOCATION LIMITATIONS

B.1    Basic Limitation on Annual Additions
       (a) Notwithstanding any other provisions of the Plan and subject to the provisions of Subsections (b), (c) and (d) below, the amount of Annual Additions, as defined below, allocated to a Participant for any Limitation Year, as defined in Section A.19 of Appendix A, will not exceed the lesser of:

             (1) thirty thousand dollars or, if greater, twenty five percent of the defined benefit dollar limitation provided in Code Section
                  415(b)(1)(A); or

             (2)  twenty five percent of the Participant's
                  Earnings (as defined below) for the Limitation
                  Year.

       (b)   For purposes of Section 4.01 and this Appendix B a
             Participant's Annual Additions means the amount of:

             (1)  Company and Associated Company contributions,

             (2)  Participant contributions,

             (3)  forfeitures, and

             (4) contributions for post retirement medical benefits, to the extent required by Code
                  Section 415(e) or 419A(d)(2), allocated to his Accounts under this Plan and his accounts under all other defined contribution plans (as defined in Code Section 414(i)) adopted by an Associated Company.

       (c) For purposes of this Appendix B and Sections 1.02 and 2.05, a Participant's Earnings means Earnings as defined under Code Section 415(c) and related regulations. Earnings includes the Participant's earned income, wages, salaries, commissions and bonuses received from all Associated Companies. It excludes the following:

             (1) Contributions by an Associated Company to a plan of deferred compensation which are not included in the Participant's gross income for the taxable year in which contributed, or any distribution from a plan of deferred compensation;

             (2)  Amounts realized from the exercise of a
                  non-qualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

             (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

             (4) Other amounts which received special tax benefits, including Pre-tax Deferrals under this Plan and salary reduction under any other tax qualified program.

                  Earnings for any Limitation Year are the amounts actually paid or includable in gross income during such year. A Participant's annual Earnings in excess of two hundred thousand dollars (or, effective for Plan Years beginning on or after January 1, 1994, one-hundred and fifty thousand dollars), or such greater amount as determined by the Secretary of the Treasury, are disregarded for all purposes under the Plan.

B.2    Participation in this Plan and a Defined Benefit Plan
       If a Participant is or has been a participant in a qualified defined benefit plan (as defined in Code Section 414(j)) maintained by an Associated Company, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction (as defined in Code
       Section 415(e)) for any year will not exceed one. In calculating the defined contribution plan fraction, the Plan Administrator may, at its discretion, make the election described in Code Section 415(e)(6).

B.3    Reduction in Annual Additions and Elimination of Excess
       Amounts
       If the limitations described in Sections B.1 and B.2 would otherwise be exceeded for a Participant for a Limitation
       Year, the excess will be eliminated as follows:

       (a) First, amounts attributable to the Participant's Unmatched Pre-tax Deferrals will be reduced. The amount of the reduction will be paid to the Participant by the Company as cash compensation and will be subject to all federal, state, municipal, and/or county taxes, and other deductions which apply to cash compensation;

       (b) Second, amounts attributable to the Participant's Matched Pre-tax Deferrals will be reduced. The amount of reduction will be paid to the Participant by the Company as cash compensation and will be subject to all federal, state, municipal, and/or county taxes, and other deductions which apply to cash compensation;

       (c) Third, the provisions of any other plans established by an Associated Company which have caused the limits to be exceeded for the Participant will be applied. The provisions of a defined benefit plan will be applied before the provisions of a defined contribution plan.

       (d) Fourth, the excess allocations of Matching Contributions and if necessary Profit Sharing Contributions will be removed from the Participant's Matching Contributions Account and Profit Sharing Contributions Account and will be reallocated to other Participants' Matching Contributions Accounts and Profit Sharing Contributions Accounts. However, if the reallocation of the excess amounts causes the limitations of Sections B.1 and B.2 to be exceeded for all other Plan Participants for the Limitation Year, then the remaining excess amounts will be held unallocated in a suspense account. If a suspense account exists at any time during a Limitation Year, other than the Limitation Year described in the preceding sentence, all amounts in the suspense account must be allocated to Participants' Accounts (subject to the limitations of Code Section 415) before any Company contributions which are Annual Additions may be made to the Plan for that Limitation Year.

                           APPENDIX C
                      TOP-HEAVY PROVISIONS

             Section 4.02 of the Plan shall be construed in accordance with this Appendix C. Definitions in this Appendix C shall govern for the purposes of this Appendix C. Any other words and phrases used in this Appendix C, however, shall have the same meanings that are assigned to them under the Plan, unless the context clearly requires otherwise.

C.1 - General.

             This Appendix C shall be effective for Plan Years beginning on or after January 1, 1984. This Appendix C shall be interpreted in accordance with Section 416 of the Code and the regulations thereunder.

C.2 - Definitions.

             (a)  The "Benefit Amount" for any Employee means
(1) in the case of any defined benefit plan, the present value of his normal retirement benefit, determined on the Valuation Date as if the Employee terminated on such Valuation Date, plus the aggregate amount of distributions made to such Employee within the five-year period ending on the Determination Date (except to the extent already included on the Valuation Date) and
(2) in the case of any defined contribution plan, the sum of the amounts credited, on the Determination Date, to each of the accounts maintained on behalf of such Employee (including accounts reflecting any nondeductible employee contributions) under such plan plus the aggregate amount of distributions made to such Employee within the five-year period ending on the Determination Date. For purposes of this Section, the present value shall be computed using a 5% interest assumption and the mortality assumptions contained in the defined benefit plan for benefit equivalence purposes, provided that, if more than one defined benefit plan is being aggregated for top-heavy purposes, the actuarial assumptions which shall be used for testing top-heaviness are those of the plan with the lowest interest assumption, provided further that if the lowest interest assumption is the same for two or more plans, the actuarial assumptions used shall be that of the plan with the greatest value of assets on the applicable date.

             (b)  "Company" means any company (including
unincorporated organizations) participating in the Plan or plans included in the "aggregation group" as defined in this Appendix C.

             (c) "Determination Date" means the last day of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the last day of the Plan Year.

             (d) "Employees" means employees, former employees, beneficiaries, and former beneficiaries who have a Benefit Amount greater than zero on the Determination Date.

             (e) "Key Employee" means any Employee who, during the Plan Year containing the Determination Date or during the four preceding Plan Years, is:

             (1) one of the ten Employees of a Company having annual compensation from such Company of more than the limitation in effect under Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) both more than a 1/2% interest and the largest interests in such Company (if two Employees have the same interest the Employee having the greater annual compensation from the Company shall be treated as having a larger interest);

             (2)  a 5% owner of a Company;

             (3) a 1% owner of a Company who has an annual compensation above $150,000; or

             (4) an officer of a Company having an annual compensation greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year (however, no more than the lesser of (A) 50 employees or (B) the greater of 3 employees or 10% of the Company's employees shall be treated as officers). For purposes of determining the number of employees taken into account under this Section B.2(e)(4), employees described in
       Section 414(q)(8) of the Code shall be excluded.

             (f) A "Non-Key Employee" means an Employee who is not a Key Employee.

             (g) "Valuation Date" means the first day (or such other date which is used for computing plan costs for minimum funding purposes) of the 12-month period ending on the Determination Date.

             (h) A "Year of Service" shall be calculated using the Plan rules that normally apply for determining vesting service.
             These definitions shall be interpreted in accordance with Section 416(i) of the Code and the regulations thereunder and such rules are hereby incorporated by reference. The term "Key Employee" shall not include any officer or employee of an entity referred to in Section 414(d) of the Code. For the purpose of this subsection, "compensation" shall mean compensation as defined in Section 414(q)(7) of the Code and shall be determined without regard to Sections 125, 402(a)(8), 402(h)(1)(B) or, in the case of employer contributions made pursuant to a salary reduction agreement, Section 403(b).

C.3 - Top-Heavy Definition.

             The Plan shall be top-heavy for any Plan Year if, as of the Determination Date, the "top-heavy ratio" exceeds 60%.
The top-heavy ratio is the sum of the Benefit Amounts for all employees who are Key Employees divided by the sum of the Benefit Amounts for all Employees. For purposes of this calculation only, the following rules shall apply:

             (a) The Benefit Amounts of all Non-Key Employees who were Key Employees during any prior Plan Year shall be disregarded.

             (b) The Benefit Amounts of all employees who have not performed any services for any Company at any time during the five-year period ending on the Determination Date shall be disregarded; provided, however, if an Employee performs no services for five years and then again performs services, such Employee's Benefit Amount shall be taken into account.

             (c)(1) Required Aggregation. This calculation shall be made by aggregating any plans, of the Company or a Related Company, qualified under
             Section 401(a) of the Code in which a Key Employee participates or which enables this Plan to meet the requirements of Section 401(a)(4) or 410 of the Code; all plans so aggregated constitute the "aggregation group."

               (2) Permissive Aggregation. The Company may also aggregate any such plan to the extent that such plan, when aggregated with this aggregation group, continues to meet the requirements of Section
             401(a)(4) and Section 410 of the Code.

       If an aggregation group includes two or more defined benefit plans, the actuarial assumptions used in determining an Employee's Benefit Amount shall be the same under each defined benefit plan and shall be specified in such plans. The aggregation group shall also include any terminated plan which covered a Key-Employee and which was maintained within the five-year period ending on the Determination Date.

             (d) This calculation shall be made in accordance with Section 416 of the Code (including 416(g)(3)(B) and
       (g)(4)(A)) and the regulations thereunder and such rules are hereby incorporated by reference. For purposes of determining the accrued benefit of a Non-Key Employee who is a Participant in a defined benefit plan, this calculation shall be made using the method which is used for accrual purposes for all defined benefit plans of the Company, or if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

C.4 - Vesting.

             Notwithstanding the vesting provisions of the Plan, if the Plan is top-heavy for any Plan Year, any Participant who completes one Hour of Service during any day of such Plan Year or any subsequent Plan Year and who terminates during any day of such Plan Year or any subsequent Plan Year shall be entitled to a vested benefit which is the greater of his vested interest pursuant to the Plan, or a vested interest at least equal to the product of (x) the benefit such Participant would receive under the Plan if he was 100% vested on the date of such termination times (y) the percentage shown below:

       Number of Completed
         Years of Service               Percentage

                  2                        20%

                  3                        40%

                  4                        60%

                  5                        80%

                  6                        100%



Notwithstanding the foregoing, the nonforfeitable percentage of a Participant's benefit under the Plan shall not be less than that determined under the Plan without regard to the preceding vesting schedule. Such benefit shall be payable in accordance with the provisions of the Plan regarding payments to terminated Participants.

             Notwithstanding the preceding paragraph, if the Plan is no longer top-heavy in a Plan Year following a Plan Year in which it was top-heavy, a Participant's vesting percentage shall be computed under the vesting schedule that otherwise exists under the Plan. However, in no event shall a Participant's vested percentage in his accrued benefit be reduced. In addition, a Participant shall have the option of remaining under the vesting schedule set forth in this Section if he has completed three years of Vesting Service. The period for exercising such option shall begin on the first day of the Plan Year for which the Plan is no longer top-heavy and shall end 60 days after the later of such first day or the day the Participant is issued written notice of such option by the Company or the Committee.

C.5 - Minimum Benefits or Contributions, Compensation
         Limitations and Section 415 Limitations.

             If the Plan is top-heavy for any Plan Year, the following provisions shall apply to such Plan Year:

             (a)(1) Except to the extent not required by Section 416 of the Code or any other provision of law, notwithstanding any other provision of this Plan, if the Plan and all other plans which are part of the aggregation group are defined contribution plans, each Participant (and any other Employee required by Section 416 of the Code) other than Key employees shall receive an allocation of employer contributions and forfeitures from a plan which is part of the aggregation group at least equal to 3% (or, if lesser, the largest percentage allocated to any Key Employee for the Plan Year) of such Participant's compensation for such Plan Year (the "defined contribution minimum"). For purposes of this subsection, salary reduction contributions on behalf of a Key Employee must be taken into account. For purposes of this subsection, a non-Key Employee shall be entitled to a contribution if he is employed on the last day of the Plan Year (1) regardless of his level of compensation, (2) without regard to whether he has made any mandatory contributions required under the Plan, and (3) regardless of whether he has less than 1,000 Hours of Service (or the equivalent) for the accrual computation period.

             (2) Except to the extent not required by Section 416 of the Code or any other provision of law, notwithstanding any other provisions of the Plan, if the Plan or any other plan which is part of the aggregation group is a defined benefit plan each Participant who is a participant in any such defined benefit plan (who is not a Key Employee) who accrues a full Year of Service during such Plan Year shall be entitled to an annual normal retirement benefit from a defined benefit plan which is part of the aggregation group which shall not be less than the product of (1) the employee's average compensation for the five consecutive years when the employee had the highest aggregate compensation and (2) the lesser of 2% per Year of Service or 20% (the "defined benefit minimum"). A Non-Key Employee shall not fail to accrue a benefit merely because he is not employed on a specified date or is excluded from participation because (1) his compensation is less than a stated minimum or (2) he fails to make mandatory employee contributions. For purposes of calculating the defined benefit minimum, (1) compensation shall not include compensation in Plan Years after the last Plan Year in which the Plan is top-heavy and (2) a Participant shall not receive a Year of Service in any Plan Year before January 1, 1984 or in any Plan Year in which the Plan is not top-heavy. This defined benefit minimum shall be expressed as a life annuity (with no ancillary benefits) commencing at normal retirement age. Benefits paid in any other form or time shall be the actuarial equivalent (as provided in the plan for retirement benefit equivalence purposes) of such life annuity. Except to the extent not required by Section 416 of the Code or any other provisions of law, each Participant (other than Key Employees) who is not a participant in any such defined benefit plan shall receive the defined contribution minimum (as defined in paragraph
       (a)(1) above).

             (3) If a non-Key Employee is covered by plans described in both paragraphs (1) and (2) above, he shall be entitled only to the minimum described in paragraph
       (1), except that for the purpose of paragraph (1) "3% (or, if lesser, the largest percentage allocated to any key employee for the Plan Year)" shall be replaced by "5%". Notwithstanding the preceding sentence, if the accrual rate under the plan described in (2) would comply with this Section C.5 absent the modifications required by this Section, the minimum described in paragraph (1) above shall not be applicable.

             (b) For purposes of this Section, "compensation" shall mean all earnings included in the Employee's Form W-2 for the calendar year that ends within the Plan Year, not in excess of $200,000, adjusted at the same time and in the same manner as under Section 415(d) of the Code.

             (c)(1) Unless the Plan qualifies for an exception under Section C.5(c)(2), "1.0" shall be substituted for "1.25" in the definitions of Defined Benefit Plan Fraction and Defined Contribution Plan Fraction used in Appendix B to the Plan.

             (2) A Plan qualifies for an exception from the rule of Section C.5(c)(1) if the Benefit Amount of all Employees who are Key Employees does not exceed 90% of the sum of the Benefit Amounts for all Employees and one of the following requirements is met:

                  (A) A defined benefit minimum of 3% per Year of Service (up to 30%) is provided;

                  (B)  For Participants covered only by a
             defined contribution plan, a defined contribution minimum of 4% is provided;

                  (C)  For Participants covered by both types
             of plans, benefits from the defined contribution minimum are comparable to the 3% defined benefit minimum;

                  (D)  The plan provides a floor offset where
             the floor is a 3% defined benefit minimum; or

                  (E) A defined contribution minimum of 7-1/2% of compensation is provided for any non-Key Employee who is covered under both a defined benefit plan and a defined contribution plan (each of which is top-heavy) of a Company.

                           APPENDIX D
                    CHARTER OF THE COMMITTEE

D.1    The Asset Manager

       (a) The Asset Manager shall be the Treasurer of the Company or such other person appointed by the Committee. In the event of any vacancy in the position of Asset Manager, or in the event the Asset Manager is unable to perform his/her duties, the Committee shall designate the person to act as Asset Manager until the vacancy is filled by the Committee or the Asset Manager is able to resume, and actually resumes, his/her duties.

       (b)   The Asset Manager shall:

             (1) Locate, screen, and interview candidates for Investment Managers for defined benefit and defined contribution plans and Trustees, and recommend qualified candidates to the
                  Committee;

             (2) Meet with each Investment Manager regularly to review its performance, and report to the Committee on the status of the investments, fund transfers, and investment performance of the Investment Managers;

             (3) Set investment guidelines subject to Committee approval, and direct the transfer of funds among Investment Managers as determined and approved by the Committee;

             (4) Recommend to the Committee, consultants to assist the Committee in measuring Investment
                  Manager performance, and auditing pension fund asset management;

             (5) Report periodically to the Committee on the Asset Manager's major activities during the applicable period.

       (c) The Asset Manager may hire and retain Investment Managers, advisors and consultants without the prior consent and approval of the Committee; provided that the Asset Manager shall only be authorized to hire and retain such Investment Manager, advisors and consultants as shall conform to the guidelines established from time to time by the Committee.

       (d) The Asset Manager shall not participate in or assume performance of any of the responsibilities of the Investment Managers to manage investments.

             The Asset Manager may not delegate any of his/her duties or responsibilities without the prior written consent and approval of the Committee.

D.2    Investment Managers

       (a)   Investment Managers shall be appointed by the Asset
             Manager, in accordance with the authority delegated pursuant to Section 1(c) of this Appendix 1, or by the Committee and shall serve pursuant to appropriate written agreements.

       (b) Each Investment Manager shall perform its duties in accordance with its written agreement. Such duties shall include, but not be limited to the following:

             (1)  Investment of the assets that have been
                  allocated to it by the Asset Manager in
                  accordance with the investment guidelines communicated to it from time to time by the Asset Manager.

             (2) Periodic and frequent reviews with the Asset Manager of the Investment Manager's performance, including specifically risk and return expectations, investment strategy and rationale. An Investment Manager shall immediately report any intent to vary or variations by the Investment Manager from the established general investment guidelines;

             (3) As frequently as may be requested by the Committee, preparation and presentation to the Committee of a report reviewing its performance and activities with respect to the assets of the plans allocated to it.

       (c) The Investment Manager may not delegate any of its duties or responsibilities without disclosure to and the prior written consent and approval of the Asset
             Manager or the Committee.

D.3    Trustee

       (a) Each Trustee shall be appointed by and serve at the pleasure of the Committee pursuant to a written trust agreement.

       (b) Each Trustee shall perform its duties in accordance with its written trust agreement. Such duties shall include, but not be limited to the following:

             (1) Maintenance custody of such assets as allocated to it by the Asset Manager;

             (2) Preparation and submission to the Asset Manager of an annual report, which shall detail the Trustee's activities and include (but not necessarily be limited to) an accounting for all transactions during the year and a year-end statement of assets;

             (3) Preparation of such reports as may be required by the Committee from time to time with respect to transactions affecting the assets of the trust;

             (4)  Compliance with instructions of Investment
                  Managers and recordkeepers as to fund
                  transfers.

D.4    The Retirement Committee and the Welfare Plan Committee

       (a) The Committee shall appoint a Retirement Plan Committee and a Welfare Plan Committee. Each of the Committees shall consist of the Vice President, Human Resources and Risk Management, and a senior corporate employee benefits manager, and may, but need not, include one or more other persons, selected by the Committee, who may also be employees of the Company. The Retirement Plan Committee shall have the powers and duties set forth below with respect to the Company's pension, retirement, and deferred compensation plans, and the Welfare Plan Committee shall have the powers and duties set forth below with respect to the Company's health, insurance and other welfare plans. The Retirement Plan Committee and the Welfare Plan Committee are referred to collectively in this Appendix D as the "Plan Committees."

       (b) The Committee shall choose a Chairman for each of the Plan Committees and each Plan Committee shall choose a Secretary. The Secretary shall keep minutes of each Plan Committee's proceedings and appropriate records and documents pertaining to the Plan Committee's actions. Any action of a Plan Committee shall be taken pursuant to the vote or written consent of a majority of its members present, and such action shall constitute the action of the Plan Committee and be binding upon the same as if all members had joined therein. A member of a Plan Committee shall not vote or act upon any matter which relates solely to himself as a participant in a plan. The Chairman or any other member or members of a Plan Committee designated by the Chairman may execute any certificate or other written direction on behalf of the Plan Committee. A Trustee or any third person dealing with a Plan Committee may conclusively rely upon any certificate or other written direction so signed.

       (c) The Company is the plan administrator (as defined in Section 3(16)(A) of ERISA) of its plans subject to ERISA. The Company delegates the duties described below to the Plan Committees. The Plan Committees shall act as fiduciaries with respect to control and management of the plans for purposes of ERISA on behalf of the plan participants and beneficiaries, shall enforce the plans in accordance with their terms, shall be charged with the general administration of the plans, and shall have all powers necessary to accomplish the purposes of the plans, including, but not by way of limitation, the following:

             (1) To determine all questions relating to the eligibility of employees to participate;

             (2) In their sole discretion, to construe and interpret the terms and provisions of the plans;

             (3) To compute, certify to, and direct the amount and kind of benefits payable to participants and beneficiaries;

             (4) To authorize all disbursements from the plans, including hardship withdrawals and plan loans, if any;

             (5) To maintain all records that may be necessary for the administration of the plans other than those maintained by the Trustee;

             (6)  To provide for the disclosure of all
                  information and the filing or provision of all reports and statements to participants, beneficiaries or governmental agencies as shall be required by ERISA or other law, other than those prepared and filed by a Trustee;

             (7)  To make and publish such rules for the
                  regulation of the plans as are not inconsistent with the terms thereof;

             (8) To appoint plan recordkeepers or, any other agents, including employees of the Company or its operating units, and to delegate to them or to a Trustee such powers and duties in connection with the administration of the plans as the Plan Committee may from time to time prescribe, and to designate each such administrator or agent as a fiduciary with regard to matters delegated to him; and

             (9) To establish claims procedures consistent with regulations of the Secretary of Labor for presentation of claims by participants and beneficiaries for plan benefits, consideration of such claims, review of claim denials and issuance of a decision on review. Such claims procedures shall at a minimum consist of the procedures described below; provided, however, the Plan Committees are granted the discretionary authority to resolve any conflicts which may exist between the procedures described below and the procedures specified in a plan:

                  (A)  The Plan Committees shall notify
                       participants and, where appropriate,
                       beneficiaries of their right to claim
                       benefits under the claims procedures,
                       shall make forms available for filing of such claims, and shall provide the name of the person or persons with whom such claims should be filed.

                  (B)  The Plan Committees shall establish
                       procedures for action upon claims
                       initially made. The Plan Committees are specifically empowered to delegate the power and duty to act upon claims initially made to the person or persons designated by them or designated under the terms of a plan. The communication of a decision to the claimant shall be made promptly and, in any event, not later than 90 days after the claim is received by the Plan Committee, unless special circumstances require an extension of time for processing the claim. If an extension is required, notice of the extension shall be furnished the claimant prior to the end of the initial 90-day period, which notice shall indicate the reasons for the extension and the expected decision date. The extension shall not exceed 90 days. The claim may be deemed by the claimant to have been denied for purposes of further review described below in the event a decision is not furnished to the claimant within the period described in the three preceding sentences. Every claim for benefits which is denied shall be denied by written notice setting forth in a manner calculated to be understood by the claimant (i) the specific reason or reasons for the denial, (ii) specific reference to and provisions of the plan on which denial is based, (iii) description of any additional material or information necessary for the claimant to perfect his claim with an explanation of why such material or information is necessary, and
                       (iv) an explanation of the procedure for further reviewing the denial of the claim under the plan.

                  (C)  The Plan Committees shall establish a
                       procedure for review of claim denials,
                       such review to be undertaken by the
                       appropriate Plan Committee or the person or persons to whom such power and duty has been delegated by the Plan Committee or designated by the terms of a plan. The review given after denial of any claim shall be a full and fair review with the claimant or his duly authorized representative having 60 days after receipt of denial of his claim to request such review, the right to review all pertinent documents and the right to submit issues and comments in writing.
                       The Plan Committees shall establish a
                       procedure for issuance of a decision on
                       review not later than 60 days after
                       receipt of a request for review from a
                       claimant unless special circumstances,
                       such as the need to hold a hearing,
                       require a longer period of time, in which case a decision shall be rendered as soon as possible but not later than 120 days after receipt of the claimant's request for review. The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific reference to any provisions of the plan on which the decision is based.

       (d) (1) The members of the Plan committees shall serve without compensation for their services hereunder.

             (2) The members of the Plan Committees and any delegates shall be bonded to the extent required by Section 412(a) of ERISA and the regulations thereunder. Bond premiums and all expenses of the Plan Committees or of any delegate who is an employee of the Company shall be paid by the Company and the Company shall furnish the Plan Committees and any such delegate with such clerical and other assistance as is necessary in the performance of their duties.

             (3) The Plan Committees are authorized at the expense of the Company to employ such legal counsel as it may deem advisable to assist in the performance of their duties hereunder. Expenses and fees in connection with the administration of the plans shall be paid from the assets of the appropriate plan to the fullest extent permitted by law, unless the Company determines otherwise or a plan otherwise provides.

             (4) To the extent permitted by applicable state law, the Company shall indemnify and save harmless the Plan Committees and each member thereof, and any delegate of a Plan Committee who is an employee of the Company against any and all expenses, liabilities and claims, including legal fees to defend against such liabilities and claims arising out of their discharge in good faith of responsibilities under or incident to the plans, other than expenses and liabilities arising out of willful misconduct. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Company of provided by the Company under any by-law, agreement or otherwise, as such indemnities are permitted under state law. Payments with respect to any indemnity and payment of any expenses and fees under this Section shall be made only from assets of the Company and shall not be made directly or indirectly from plan assets.

       (e) the Plan Committees shall have full discretion to construe and interpret the terms and provisions of the plans, which interpretation or construction shall be final and binding on all parties, including but not limited to the Company and any participant or beneficiary, except as otherwise provided by law. The Plan Committees shall administer such terms and provisions in a uniform and nondiscriminatory manner and in full accordance with any and all laws applicable to the plans.

       (f) In the exercise of the powers and duties of the Plan Committees, each member of the Plan Committees shall use the care, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

D.5    Plan Amendments

             The Vice President, Human Resources and Risk
Management, shall have the power, on behalf of the Company, to adopt plans or make amendments to plans:

       (a) to comply with federal or state laws, rules, or regulations;

       (b) to conform with applicable collective bargaining agreements;

       (c) to cover hourly employees not represented by collective bargaining agreements;

       (d) to cover salaried employees, if the annual cost of such adoption or amendment does not exceed $100,000;

       (e) if such adoption or amendment is of a technical nature and does not otherwise have a substantial impact on the cost or terms of benefits provided by Dole Food Company or the participating employers or

       (f)   if requested by the Committee.

                 OPERATING COMPANY APPENDIX 060

                             TAXDIP

                     FOR SALARIED EMPLOYEES

                               OF

                     DOLE FOOD COMPANY, INC.

                        TABLE OF CONTENTS

                                                            Page(s)


                          ARTICLE 060-I
                          CONTRIBUTIONS
       060-1.01   Contribution of Participant Deferrals. . . .I-1
       060-1.03   Matching Contributions . . . . . . . . . . .I-3
       060-1.04   Profit Sharing Contributions . . . . . . . .I-3

                         ARTICLE 060-II
               PARTICIPANT'S ACCOUNT:  ALLOCATIONS
       060-2.01   Participant Accounts . . . . . . . . . . . II-1
       060-2.02   Allocation of Profit Sharing
                  Contributions and Forfeitures. . . . . . . II-4
       060-2.03   Allocation of Pre-tax Deferrals. . . . . . II-5
       060-2.04   Allocation of Company Matching
                  Contributions. . . . . . . . . . . . . . . II-5
       060-2.06   Allocation of Nonelective Contributions. . II-7

                         ARTICLE 060-III
                  ELIGIBILITY AND PARTICIPATION
       060-3.01   Participation in the Plan. . . . . . . . .III-1

                        ARTICLE 060-VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS
       060-8.02   Vesting Requirements . . . . . . . . . . VIII-1

                         APPENDIX 060-A
                           DEFINITIONS
       060-A.1    Accounts . . . . . . . . . . . . . Appendix A-1
       060-A.8    Compensation . . . . . . . . . . . Appendix A-1
       060-A.11   Eligible Employee. . . . . . . . . Appendix A-2
       060-A.12   Employer . . . . . . . . . . . . . Appendix A-2

                          INTRODUCTION

Dole Food Company, Inc. previously established the Castle &
Cooke, Inc. Tax Deferred Investment Plan, the "Plan", effective
June 17, 1984 for the benefit of certain of its employees.

Effective January 1, 1987, the Plan was amended and restated in its entirety.

Effective December 31, 1988, the Plan was frozen and all contributions under the Plan were suspended effective January 1, 1989. Effective January 1, 1989 the Plan was divided into seven separate plans, each surviving plan covering a separate line of business within Dole Food Company, Inc. The assets and liabilities as of December 31, 1988 applicable to the participants of each successor plan have been transferred to such plans. The assets and liabilities remaining in this Plan cover the Eligible Employees of Dole Food Company, Inc.

Effective January 1, 1989 the Plan is reactivated and renamed the "Tax Deferred Investment Plan for Salaried Employees of Dole Food Company, Inc. and Participating Divisions and Subsidiaries." Participant Pre-tax Deferrals and related Company Matching Contributions were reactivated effective February 1, 1989. Effective January 1, 1993, ten separate tax deferred investment plans of Dole Food Company, Inc. were merged with this Plan 060. This Operating Company Appendix sets forth certain provisions of this Plan applicable to the employees who formerly were participants in the Tax Deferred Investment Plan for Salaried Employees of Dole Food Company, Inc. and Participating Divisions, and such other employees who become eligible pursuant to this Appendix.

The section numbers of this Appendix correspond to the Section numbers of the main Plan document. For example, Section 060-1.01 corresponds to Section 1.01 of the main Plan document.

Capitalized terms which are not defined in the main Plan document are defined in this Appendix.

                          ARTICLE 060-I
                          CONTRIBUTIONS

060-1.01  Contribution of Participant Deferrals
       (a)   Pre-tax Deferrals
             Upon enrollment or re-enrollment in the Plan, each Participant eligible to make Pre-tax Deferrals according to Section 3.01(c) may elect to make Matched Pre-tax Deferrals of one percent to six percent of his Compensation. A Participant may also elect to make Unmatched Pre-tax Deferrals of one to four percent of his Compensation.

             A Participant's Pre-tax Deferral percentage rate must be a fixed whole percentage.

             The amount of Compensation otherwise payable to the Participant for each payroll period while an election under this Section is in effect will be reduced by the amount of the Participant's Pre-tax Deferrals. The Company will make contributions to the Plan equal to the amount deferred. The contributions will be allocated to the Participant's Matched Pre-tax Deferral Account and Unmatched Pre-tax Deferral Account, whichever is applicable, as of the last day of the payroll period in which such amounts are deferred.

       (b)   Change in Percentage or Suspension of Pre-tax
             Deferrals
             A Participant's Pre-tax Deferral percentage rate will remain in effect, notwithstanding any change in his Compensation, until he elects to change such percentage.

             Effective as of the first day of the first payroll period which coincides with or next follows any January 1, April 1, July 1, or October 1, a Participant may elect to change his Pre-tax Deferral percentage rate. To make the change, he must file an election with the Plan Administrator before the effective date of the change, according to rules established by the Plan Administrator.

             A Participant may suspend all his Pre-tax Deferrals at any time during a Plan Year, provided he files an election form with the Plan Administrator according to rules established by the Plan Administrator. A Participant who has elected to suspend all his deferrals may resume his Pre-tax Deferrals effective as of the first day of the first payroll period which coincides with or next follows any subsequent January 1, April 1, July 1 or October 1. To resume Pre-tax Deferrals, he must file an election with the Plan Administrator before the effective date of the resumption, according to rules established by the Plan Administrator.

060-1.03  Matching Contributions
       The Company will make a Matching Contribution for each calendar quarter, out of current or accumulated net profits, in an amount which, when added to forfeitures available in such calendar quarter, equals the sum of the amounts to be allocated to Participants' Matching Contributions Accounts for such calendar quarter.

       Notwithstanding the preceding paragraph, if the Company does not have sufficient current or accumulated net profits in any year to make the applicable Matching Contribution, the Board in its sole discretion may determine that the Company will make the Matching Contribution, notwithstanding the lack of current or accumulated profits.

       The term current or accumulated net profits means the net income of the Company determined in accordance with generally accepted accounting principles and methods consistently applied.

060-1.04  Profit Sharing Contributions
       The amount of Profit Sharing Contribution made by the Company, if any, for each Plan Year will be determined by the Board in its sole discretion.

                         ARTICLE 060-II
               PARTICIPANT'S ACCOUNT:  ALLOCATIONS

060-2.01  Participant Accounts
       The Plan Administrator will maintain the following
       Accounts for each Participant:

       (a)   A Matched Pre-tax Deferral Account which is:

             (1)  credited with the Participant's Matched Pre-tax
                  Deferrals;

             (2) credited with the value of the matched portion of his Elective Deferral Account, if any, as of December 31, 1988;

             (3)  adjusted for investment results and expenses;
                  and

             (4)  charged with withdrawals and distributions.

             The Vested Portion of a Participant's Matched Pre-tax Deferral Account is always one hundred percent.

       (b)   A Matching Contributions Account which is:

             (1) credited with the Participant's share of Matching Contributions and related forfeitures;

             (2)  credited with the value of his Participating
                  Employer Contribution Account, if any, as of December 31, 1988;

             (3)  adjusted for investment results and expenses;
                  and

             (4)  charged with distributions.

             A Participant's Vested Portion of his Matching
             Contribution Account is determined according to
             Section 060-8.02.

       (c)   A Nonelective Contributions Account which is:

             (1) credited with the Participant's share of Nonelective Contributions;

             (2)  adjusted for investment results and expenses;
                  and

             (3)  charged with distributions.

             A Participant's Vested Portion of his Nonelective
             Contributions Account is always one hundred percent.

       (d)   A Profit Sharing Contributions Account which is:

             (1)  credited with the Participant's share of Profit
                  Sharing Contributions and related forfeitures;

             (2)  credited with the value of his Supplemental
                  Employer Contributions Account, if any, as of December 31, 1988;

             (3)  adjusted for investment results and expenses;
                  and

             (4)  charged with distributions.

             A Participant's Vested Portion of his Profit Sharing
             Contributions Account is determined according to
             Section 060-8.02.

       (e)   An Unmatched Pre-tax Deferral Account which is:

             (1) credited with the Participant's Unmatched Pre-tax Deferrals;

             (2) credited with the value of the unmatched portion of his Elective Deferral Account, if any, as of December 31, 1988;

             (3)  adjusted for investment results and expenses;
                  and

             (4)  charged with withdrawals and distributions.

             The Vested Portion of a Participant's Unmatched
             Pre-tax Deferral Account is always one hundred percent.

060-2.02  Allocation of Profit Sharing Contributions and Forfeitures
       Profit Sharing Contributions, if any, plus forfeitures arising from Participant Profit Sharing Contributions
       Account balances which are available for reallocation in a Plan Year, if any, will be allocated as of the end of each Plan Year to the Profit Sharing Contributions Account of each Participant who is an employee of the Company or an Associated Company on the last day of the Plan Year.

       The portion of the Company Profit Sharing Contribution to be allocated to each such Participant will bear the same ratio to the total amount to be allocated as the Participant's Compensation for the Plan Year bears to the total Compensation for the Plan Year of all such Participants.

       In the event a Participant transfers to an Associated Company which does not participate in this Plan or to an employment status such that he is no longer an Eligible Employee during a Plan Year, a Profit Sharing Contribution will be allocated to his Profit Sharing Contributions Account, based on the ratio that the Participant's Compensation received for the Plan Year while a Participant in this Plan bears to the total Compensation for the Plan Year of all such Participants, provided that the Participant is an employee of the Company or an Associated Company on the last day of such Plan Year.

060-2.03  Allocation of Pre-tax Deferrals
       Company contributions which result from a Participant's Pre-tax Deferrals will be allocated to the Participant's Matched Pre-tax Deferral Account and Unmatched Pre-tax Deferral Account, whichever is appropriate. An allocation will occur as of the last day of each payroll period during which the Participant has Pre-tax Deferrals withheld from his Compensation. The amount of the allocation will equal the amount of the participant's Matched Pre-tax Deferrals and Unmatched Pre-tax Deferrals withheld during such payroll period.

060-2.04  Allocation of Company Matching Contributions
       Company Matching Contributions for a calendar quarter and forfeitures arising from Participants' Matching Contributions Account balances which are available for reallocation in such quarter, if any, will be allocated to each Participant's Matching Contributions Account as of each Valuation Date, in an amount equal to fifty percent of the Participant's Matched Pre-tax Deferrals contributed to the Plan for the calendar quarter ending on such Valuation Date, provided that the maximum Company Matching Contribution allocated to the Participant's Matching Contributions Account for that Plan Year shall not exceed fifty percent of the Participant's total Matched and Unmatched Pre-tax Deferrals for such Plan Year which do not exceed six percent of his Compensation for the Plan Year.

       As of the Valuation Date that coincides with the last day of each Plan Year, an additional Company Matching Contribution will be allocated to the Matching Contributions Account of each Participant who is an employee of the Company or an Associated Company on such date. The amount to be allocated is the amount which, when added to all other Company Matching Contributions allocated to such Participant's Matching Contributions Account as of each Valuation Date which occurs in the Plan Year, equals fifty percent of the Participant's total Matched and Unmatched Pre-tax Deferrals for such Plan Year which do not exceed six percent of his Compensation for the Plan Year.

       The Plan Administrator may implement such procedures as it deems appropriate to increase the probability that Participants may receive the maximum amount of Company Matching Contributions available to them under the terms of the Plan, but the Plan Administrator shall not be liable or responsible if any Participant fails to receive the maximum Company Matching Contributions which may have been available had the Participant made different elections.

060-2.06  Allocation of Nonelective Contributions
       Nonelective Contributions shall be allocated to the Nonelective Contributions Account of each Participant in the ratio that the Compensation of each such Participant for the Plan Year bears to the total Compensation of all such Participants for the Plan Year, or in equal dollar amounts at the Board's discretion. Notwithstanding the foregoing sentence, the Company in its sole discretion, may limit allocation of the Nonelective Contributions to certain Participants who are Nonhighly Compensated Employees. Except for hardship withdrawal rules under
       Section 6.01, Nonelective Contributions shall be treated as Pre-Tax Deferrals for all purposes under the Plan if the requirements of Treasury Regulation 1.401(k)-1(b)(5) are satisfied.

                         ARTICLE 060-III
                  ELIGIBILITY AND PARTICIPATION

060-3.01  Participation in the Plan
       (a)   Each Eligible Employee who is a Participant on
             December 31, 1988 will remain a Participant on January 1, 1989.

             Each Eligible Employee who was hired before January 1, 1989 will become a Participant on January 1, 1989.

       (b) Each other Eligible Employee who was hired on or after January 1, 1989 will become a Participant as of the first day of the first payroll period which coincides with or immediately follows the last day of the calendar quarter during which the later of the following occurs:

             (1) The last day of the twelve month period in which he completes 1,000 Hours of Service. The twelve month period will be the twelve consecutive month period beginning on his first day of employment or, if he fails to complete 1,000 Hours of Service within such period, the twelve consecutive month period beginning the first day of the Plan Year following his first day of employment, or any subsequent Plan Year;

             (2)  the date he attains age twenty one; and

             (3)  the date he becomes an Eligible Employee.

       (c) On and after January 1, 1989, a Participant will first be eligible to make Pre-tax Deferrals on the later of February 1, 1989 or the date he becomes a Participant according to Subsections (a) or (b) above.

                        ARTICLE 060-VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS

060-8.02  Vesting Requirements
       The Vested Portion of the Accounts of any Participant who was employed by an Associated Company as of December 31, 1988 is always one hundred percent.

       The Vested Portion of the Accounts of any Participant whose employment began on or after January 1, 1989 is as follows:

       (a) The Vested Portion of a Participant's Matched Pre-tax Deferral Account, Nonelective Contributions Account Unmatched Pre-tax Deferral Account, and Rollover Account is always one hundred percent.

       (b)   The Vested Portion of a Participants' Matching
             Contributions Account and Profit Sharing
             Contributions Account is based on his years of Service as of the date his employment terminates, as follows:

                  Years of Service         Vested Portion
                  Less than 1                     0%
                  1 but less than 2              20%
                  2 but less than 3              40%
                  3 but less than 4              60%
                  4 but less than 5              80%
                  5 or more                     100%

             Notwithstanding the preceding sentence, if a Participant reaches age sixty five while employed by the Employer, his Vested Portion of his Matching
             Contributions Account and Profit Sharing
             Contributions Account shall be one hundred percent.

                         APPENDIX 060-A
                           DEFINITIONS

060-A.1  Accounts
       "Accounts" means a Participant's Matched Pre-tax Deferral Account, Matching Contributions Account, Nonelective Contributions Account, Profit Sharing Contributions Account, and Unmatched Pre-tax Deferral Account. These Accounts are described in Section 060-2.01. In addition, an Eligible Employee may have a Rollover Account, which is described in Section 1.11.

060-A.8  Compensation
       "Compensation" means the Participant's base salary
       (including elective contributions that are made by the Employer on behalf of the Participant that are not includable in gross income under Sections 125 and 402(e)(3) of the Code), bonuses, overtime, commissions, performance incentives, shift differentials, supplemental pay, severance pay, and other pay received by a Participant from the Employer.

060-A.11  Eligible Employee
       "Eligible Employee" means any person, including an officer, who is an employee of an Employer and who is paid on a salaried basis from the Employer's United States payroll, but excludes:

       (a) any person whose employment is covered by the terms of a collective bargaining agreement, if retirement benefits were the subject of good faith bargaining;

       (b) any person whose employment relationship is limited to that of a consultant to the Employer, as determined by the Plan Administrator;

       (c)   any person who is a leased employee described in
             Section 414(n) of the Code; and

       (d) any person who is a nonresident alien and who receives no United States source income.

060-A.12  Employer
       "Employer" means Dole Food Company, Inc. and any
       Associated Company which adopts the Plan.

                 OPERATING COMPANY APPENDIX 067

                DOLE DRIED FRUIT AND NUT COMPANY

                       RETIREMENT APPENDIX

                        TABLE OF CONTENTS

                                                             Page(s)


                          ARTICLE 067-I
                          CONTRIBUTIONS
067-1.01  Contribution of Participant Deferrals. . . . . . . . .I-1
067-1.03  Matching Contributions . . . . . . . . . . . . . . . .I-3
067-1.04  Profit Sharing Contributions . . . . . . . . . . . . .I-3

                         ARTICLE 067-II
               PARTICIPANT'S ACCOUNT:  ALLOCATIONS
067-2.01  Participant Accounts . . . . . . . . . . . . . . . . II-1
067-2.02  Allocation of Profit Sharing Contributions . . . . . II-2
067-2.03  Allocation of Pre-tax Deferrals. . . . . . . . . . . II-4
067-2.04  Allocation of Matching Contributions . . . . . . . . II-4
067-2.06  Allocation of Nonelective Contributions. . . . . . . II-6
067-2.07  Forfeitures. . . . . . . . . . . . . . . . . . . . . II-7

                         ARTICLE 067-III
                  ELIGIBILITY AND PARTICIPATION
067-3.01  Participation in the Plan. . . . . . . . . . . . . .III-1

                        ARTICLE 067-VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS
067-8.02  Vesting Requirements . . . . . . . . . . . . . . . VIII-1

                         APPENDIX 067-A
                           DEFINITIONS
067-A.1  Accounts. . . . . . . . . . . . . . . . . . . Appendix A-1
067-A.8  Compensation. . . . . . . . . . . . . . . . . Appendix A-1
067-A.11 Eligible Employee . . . . . . . . . . . . . . Appendix A-2
067-A.12 Employer  . . . . . . . . . . . . . . . . . . Appendix A-3

                          INTRODUCTION

Dole Food Company, Inc. previously established the Dole Dried Fruit and Nut Company Retirement Plan, (the "Plan"), effective July 1, 1988 for the benefit of certain employees of the Dole Dried Fruit and Nut Company (a subsidiary of Dole Food Company, Inc.) and such other affiliates of Dole Food Company, Inc. who adopt the Plan. Effective January 1, 1993, this Plan was merged with Plan 060. This Operating Company Appendix sets forth certain provisions of this Plan applicable to the employees who formerly were participants in the Dole Dried Fruit and Nut Company Retirement Plan, and such other employees who become eligible pursuant to this Appendix.

The Section numbers of this Appendix correspond to the Section number of the main Plan document. For example, Section 067-1.01 corresponds to Section 1.01 of the main Plan document.

Capitalized terms which are not defined in the main Plan document are defined in this Appendix.

                          ARTICLE 067-I
                          CONTRIBUTIONS

067-1.01  Contribution of Participant Deferrals
       (a)   Pre-tax Deferrals
             Upon enrollment or re-enrollment in the Plan, each Participant eligible to make Pre-tax Deferrals according to Section 3.01(c) may elect to make Pre-tax Deferrals of one percent to six percent of his or her Compensation. Effective January 1, 1989, each Participant eligible to make Pre-tax Deferrals according to Section 3.01(c) may elect to make Pre-tax Deferrals of one percent to eight percent of his or her Compensation.

             A Participant's Pre-tax Deferral percentage rate must be a fixed whole percentage.

             The amount of Compensation otherwise payable to the Participant for each payroll period while an election under this Section is in effect will be reduced by the amount of the Participant's Pre-tax Deferrals. The Company will make contributions to the Plan equal to the amount deferred. The contributions will be allocated to the Participant's Elective Deferral Account as of the last day of the payroll period in which such amounts are deferred.

       (b)   Change in Percentage or Suspension of Pre-tax
             Deferrals
             A Participant's Pre-tax Deferral percentage rate will remain in effect, notwithstanding any change in his or her Compensation, until he or she elects to change such percentage.

             Effective as of the first day of the first payroll period which coincides with or next follows any January 1, April 1, July 1, or October 1, a Participant may elect to change his or her Pre-tax Deferral percentage rate. To make the change, he or she must file an election with the Plan Administrator before the effective date of the change according to rules established by the Plan Administrator.

             A Participant may suspend all his or her Pre-tax Deferrals at any time during a Plan Year, provided he or she files an election form with the Plan Administrator according to rules established by the Plan Administrator. A Participant who has elected to suspend all his or her deferrals may resume his or her Pre-tax Deferrals effective as of the first day of the first payroll period which coincides with or next follows any subsequent January 1, April 1, July 1 or October 1. To resume Pre-tax Deferrals, the Participant must file an election with the Plan Administrator before the effective date of the resumption, according to rules established by the Plan Administrator.

067-1.03  Matching Contributions
       The Employer will make a Matching Contribution for each payroll period, out of current or accumulated net profits, in an amount which, when added to forfeitures available, equals the sum of the amounts to be allocated to Participants' Employer Contributions Accounts for such payroll period.

       Notwithstanding the preceding paragraph, if the Employer does not have sufficient current or accumulated net profits in any year to make the applicable Matching Contribution, the Board of Directors of the Employer in its sole discretion may determine that the Employer will make the Matching Contribution, notwithstanding the lack of current or accumulated profits.

       The term current or accumulated net profits means the net income of the Employer determined in accordance with generally accepted accounting principles and methods consistently applied.

067-1.04  Profit Sharing Contributions
       Each Employer shall make a Profit Sharing Contribution, out of current or accumulated net profits, as defined in
       Section 1.03, equal to two percent of its total payroll. Such amount shall be allocated to Participants' Employer Contributions Accounts in accordance with Section 2.02.

                         ARTICLE 067-II
               PARTICIPANT'S ACCOUNT:  ALLOCATIONS

067-2.01  Participant Accounts
       The Plan Administrator will maintain the following
       Accounts for each Participant:

       (a)   An Elective Deferral Account which is:

             (1)  credited with the Participant's Pre-tax
                  Deferrals;

             (2)  adjusted for investment results and expenses;
                  and

             (3)  charged with withdrawals and distributions.

             The Vested Portion of a Participant's Pre-tax
             Deferral Account is always one hundred percent.

       (b)   An Employer Contributions Account which is:

             (1) credited with the Participant's share of Matching Contributions and related forfeitures;

             (2)  credited with the Participant's share of Profit
                  Sharing Contributions and related forfeitures;

             (3)  adjusted for investment results and expenses;
                  and

             (4)  charged with distributions.

             A Participant's Vested Portion of his or her Employer Contribution Account is determined according to Section 067-8.02.

       (c)   A Nonelective Contributions Account which is:

             (1) credited with the Participant's share of Nonelective Contributions;

             (2)  adjusted for investment results and expenses;
                  and

             (3)  charged with distributions.

             A Participant's Vested Portion of his or her Nonelective Contributions Account is always one hundred percent.

067-2.02  Allocation of Profit Sharing Contributions
       Profit Sharing Contributions for a Plan Year will be allocated as of the end of each Plan Year to the Employer Contributions Account of each Participant who is an Eligible Employee on the last day of the Plan Year.

       Notwithstanding the preceding sentence, effective January 1, 1990, in the event that an employee who is a Participant terminates employment during the Plan Year upon or after attaining his or her Normal Retirement Date, or as a result of death or Permanent and Total Disability, then such employee shall receive an allocation to his or her Employer Contribution Account of a portion of the Profit Sharing Contribution made for such Plan Year.

       The portion of the Company Profit Sharing Contribution to be allocated to each such Participant will bear the same ratio to the total amount to be allocated as the Participant's Compensation for the Plan Year bears to the total Compensation for the Plan Year of all such Participants.

       In the event a Participant transfers to an Associated Company which does not participate in this Plan or to an employment status such that he or she is no longer an Eligible Employee during a Plan Year, a Profit Sharing Contribution will be allocated to his or her Employer Contributions Account based on the ratio that the Participant's Compensation received for the Plan Year while a Participant in this Plan bears to the total Compensation for the Plan Year of all such Participants, provided that the Participant is an employee of the Company or an Associated Company on the last day of such Plan Year.

067-2.03  Allocation of Pre-tax Deferrals
       Employer contributions which result from a Participant's Pre-tax Deferrals will be allocated to the Participant's Elective Deferral Account. An allocation will occur as of the last day of each payroll period during which the Participant has Pre-tax Deferrals withheld from his or her Compensation. The amount of the allocation will equal the amount of the Participant's Pre-tax Deferrals withheld during such payroll period.

067-2.04  Allocation of Matching Contributions
       Matching Contributions for a payroll period will be allocated to each Participant's Employer Contributions Account as of the last day of each payroll period in an amount equal to the Participant's Pre-tax Deferrals contributed to the Plan during such payroll period, provided that the maximum Matching Contributions made on behalf of a Participant during a Plan Year may not exceed three percent of the Participant's Compensation for such Plan Year. For the Plan Year ending December 31, 1988, the Matching Contribution shall equal each Participant's Pre-tax Deferrals up to six percent of the Participant's Compensation for the period from July 1, 1988 through December 31, 1988. Notwithstanding the preceding sentences, effective on or after January 1, 1993, Company Matching Contributions for a calendar quarter will be allocated to each Participant's Employer Contributions Account as of each Valuation Date, in an amount equal to fifty percent of the Participant's Pre-tax Deferrals contributed to the Plan for the calendar quarter ending on such Valuation Date, provided that the maximum Matching Contributions made on behalf of a Participant during a Plan Year may not exceed fifty percent of the Participant's Pre-tax Deferral's for such Plan Year which do not exceed six percent of Compensation for such Plan Year.

       As of the Valuation Date that coincides with the last day of each Plan Year, an additional Matching Contribution will be allocated to the Employer Contributions Account of each Participant who is an employee of the Company or an Associated Company on such date. The amount to be allocated is the amount which, when added to all other Matching Contributions allocated to such Participant's Employer Contributions Account as of each Valuation Date which occurs in the Plan Year, equals the Participant's Pre-tax Deferrals for such Plan Year which do not exceed three percent of his or her Compensation for the Plan Year. Notwithstanding the preceding sentence, effective January 1, 1993, the amount to be allocated is the amount which, when added to all other Matching Contributions allocated to such Participant's Employer Contributions Account as of each Valuation Date which occurs in the Plan Year, equals fifty percent of the Participant's Pre-tax Deferrals which do not exceed six percent of his Compensation for the Plan Year.

       The Plan Administrator may implement such procedures as it deems appropriate to increase the probability that Participants may receive the maximum amount of Matching Contributions available to them under the terms of the Plan, but the Plan Administrator shall not be liable or responsible if any Participant fails to receive the maximum Matching Contributions which may have been available had the Participant made different elections.

067-2.06  Allocation of Nonelective Contributions
       Nonelective Contributions shall be allocated to the Nonelective Contributions Account of each Participant in the ratio that the Compensation of each such Participant for the Plan Year bears to the total Compensation of all such Participants for the Plan Year, or in equal dollar amounts at the Board's discretion. Notwithstanding the foregoing sentence, the Company in its sole discretion, may limit allocation of the Nonelective Contributions to certain Participants who are Nonhighly Compensated Employees. Except for hardship withdrawal rules under
       Section 6.01, Nonelective Contributions shall be treated as Pre-Tax Deferrals for all purposes under the Plan if the requirements of Treasury Regulation 1.401(k)-1(b)(5) are satisfied.

067-2.07  Forfeitures
       The forfeitures arising from Participants' Employer Contributions Account balances which are available as of the last day of each Plan Year, if any, will be allocated to reduce the Employer contributions during such Plan Year.

                         ARTICLE 067-III
                  ELIGIBILITY AND PARTICIPATION

067-3.01  Participation in the Plan
       (a)   Each Eligible Employee who was employed by Tenneco,
             Inc. or its subsidiaries on January 1, 1988 will become a Participant on July 1, 1988.

       (b) Each other Eligible Employee will become a Participant as of the first day of the first payroll period which coincides with or immediately follows the last day of the calendar quarter during which the later of the following occurs:

             (1) the date the Eligible Employee completes one year of Service; and

             (2)  the date he or she becomes an Eligible
                  Employee.

       (c)   A Participant will first be eligible to make Pre-tax
             Deferrals on the date he or she becomes a Participant according to Subsections (a) or (b) above.

                        ARTICLE 067-VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS

067-8.02  Vesting Requirements
       (a)   The Vested Portion of a Participant's Elective
             Deferral Account, Nonelective Contributions Account and Rollover Account is always one hundred percent.

       (b)   The Vested Portion of a Participants' Employer
             Contributions Account is based on the Participant's years of Service as of the date his or her employment terminates, as follows:

             Years of Service         Percentage Vested
                  Less than 3                     0%
                  3 but less than 4              20%
                  4 but less than 5              40%
                  5 but less than 6              60%
                  6 but less than 7              80%
                  7 or more                     100%

             Notwithstanding the preceding, effective April 1, 1993, the Vested Portion of a Participant's Employer
             Contributions Account shall be determined in accordance with the following schedule:

             Years of Service         Vested Portion
                  Less than 1                     0%
                  1 but less than 2              20%
                  2 but less than 3              40%
                  3 but less than 4              60%
                  4 but less than 5              80%
                  5 or more                     100%

             Notwithstanding the preceding sentence, if a Participant reaches age sixty five while employed by the Employer, his Vested Portion of his Matching
             Contributions Account and Profit Sharing
             Contributions Account shall be one hundred percent.

                         APPENDIX 067-A
                           DEFINITIONS

067-A.1  Accounts
       "Accounts" means a Participant's Elective Deferral Account, Employer Contributions Account, and Nonelective Contributions Account. These Accounts are described in
       Section 067-2.01. In addition, an Eligible Employee may have a Rollover Account, which is described in Section 1.11.

067-A.8  Compensation
       "Compensation" means the sum of (i) an Employee's total compensation during a Plan Year, excluding overtime premiums, incentives, bonuses, commissions, equalization pay and supplemental pay and (ii) the amount contributed as an elective deferral by the Employer to a plan qualified under Section 401(k) of the Code pursuant to a salary reduction agreement.

       Effective January 1, 1990, "Compensation" means the sum of
       (i) an Employee's total compensation during a Plan Year, excluding incentives, bonuses, and severance pay, (ii) the amount contributed as an elective deferral by the Employer to a plan qualified under Section 401(k) of the Code pursuant to a salary reduction agreement, and (iii) the amount by which the Employee elects to reduce his or her compensation pursuant to a plan described in Section 125 of the Code.

       Compensation shall be determined by the Employer under rules adopted by the Company to be uniformly applicable to all Participants similarly situated.

       Effective January 1, 1993, "Compensation" means the Participant's base salary (including elective contributions that are made by the Employer on behalf of the Participant that are not includable in gross income under Sections 125 and 402(e)(3) of the Code), bonuses, overtime, commissions, performance incentives, shift differentials, supplemental pay, severance pay, and other pay received by a Participant from the Employer.

067-A.11  Eligible Employee
       "Eligible Employee" means any person employed by the Employer who is included within the groups of employees designated by the Employer as being covered by the Plan, but excludes:

       (a) any person whose employment is covered by the terms of a collective bargaining agreement, if retirement benefits were the subject of good faith bargaining;

       (b)   any person who is a leased employee described in
             Section 414(n) of the Code;

       (c) any person who is a nonresident alien and who receives no United States source income; and

       (d)   any person who is a participant in the Dole Nut
             Company Retirement Plan.

067-A.12  Employer
       "Employer" means Dole Dried Fruit and Nut Company (a subsidiary of the Company) and any Associated Company which adopts the Plan according to Article XIV.

                 OPERATING COMPANY APPENDIX 071
                             TAXDIP
                               FOR
                       SALARIED EMPLOYEES
                               OF
                   DOLE PACKAGED FOODS COMPANY

                        TABLE OF CONTENTS

                                                               Page

                          ARTICLE 071-I
                          CONTRIBUTIONS
071-1.01  Contribution of Participant Deferrals. . . . . . . . .I-1
071-1.03  Matching Contributions . . . . . . . . . . . . . . . .I-3
071-1.04  Profit Sharing Contributions . . . . . . . . . . . . .I-3

                         ARTICLE 071-II
               PARTICIPANT'S ACCOUNT: ALLOCATIONS
071-2.01  Participant Accounts . . . . . . . . . . . . . . . . II-1
071-2.02  Allocation of Profit Sharing Contributions and
          Forfeitures. . . . . . . . . . . . . . . . . . . . . II-4
071-2.03  Allocation of Pre-tax Deferrals. . . . . . . . . . . II-5
071-2.04  Allocation of Company Matching Contributions . . . . II-6
071-2.06  Allocation of Nonelective Contributions. . . . . . . II-7

                         ARTICLE 071-III
                  ELIGIBILITY AND PARTICIPATION
071-3.01  Participation in the Plan. . . . . . . . . . . . . .III-1

                        ARTICLE 071-VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS
071-8.02  Vesting Requirements . . . . . . . . . . . . . . . VIII-1

                         APPENDIX 071-A
                           DEFINITIONS
071-A.1  Accounts. . . . . . . . . . . . . . . . . . . Appendix A-1
071-A.8  Compensation. . . . . . . . . . . . . . . . . Appendix A-1
071-A.11 Eligible Employee . . . . . . . . . . . . . . Appendix A-1
071-A.12 Employer  . . . . . . . . . . . . . . . . . . Appendix A-2

                          INTRODUCTION


Dole Food Company, Inc. previously established the Castle &
Cooke, Inc. Tax Deferred Investment Plan, the "Castle and Cooke
Plan", effective June 17, 1984 for the benefit of certain of its employees.

Effective January 1, 1987, the Castle & Cooke Plan was amended and restated in its entirety.

Effective December 31, 1988, the Castle & Cooke Plan was frozen and all contributions under the Plan were suspended effective January 1, 1989. Effective January 1, 1989 the Castle & Cooke Plan was divided into seven separate plans, each surviving plan covering a separate line of business within Dole Food Company, Inc. The assets and liabilities as of December 31, 1988 applicable to the participants of each successor plan have been transferred to such plans.

In connection with the transfer of such assets to this plan, Dole Food Company, Inc. established the Dole Packaged Foods Tax Deferred Investment Plan, the "Plan", for Eligible Employees of Dole Packaged Foods. Effective January 1, 1989, the Plan is reactivated and renamed the "Tax Deferred Investment Plan for Salaried Employees of Dole Packaged Foods Company." Participant Pre-tax Deferrals and related Company Matching Contributions were reactivated effective March 1, 1989.

Effective January 1, 1993, this Plan was merged with Plan 060.
This Operating Company Appendix sets forth certain provisions of this Plan applicable to the employees who formerly were participants in the Tax Deferred Investment Plan for Salaried
Employees of Dole Packaged Foods Company, and such other employees who become eligible pursuant to this Appendix.

The section numbers of this Appendix correspond to the Section numbers of the main Plan document. For example, Section 071-1.01 corresponds to Section 1.01 of the main Plan document.

Capitalized terms which are not defined in the main Plan document are defined in this Appendix.

                          ARTICLE 071-I
                          CONTRIBUTIONS

071-1.01  Contribution of Participant Deferrals
       (a)   Pre-tax Deferrals
             Upon enrollment or re-enrollment in the Plan, each Participant eligible to make Pre-tax Deferrals according to Section 3.01(c) may elect to make Matched Pre-tax Deferrals of one percent to six percent of his Compensation. A Participant may also elect to make Unmatched Pre-tax Deferrals of one to four percent of his Compensation.

             A Participant's Pre-tax Deferral percentage rate must be a fixed whole percentage.

             The amount of Compensation otherwise payable to the Participant for each payroll period while an election under this Section is in effect will be reduced by the amount of the Participant's Pre-tax Deferrals. The Company will make contributions to the Plan equal to the amount deferred. The contributions will be allocated to the Participant's Matched Pre-tax Deferral Account and Unmatched Pre-tax Deferral Account, whichever is applicable, as of the last day of the payroll period in which such amounts are deferred.

       (b) Change in Percentage or Suspension of Pre-tax Deferrals A Participant's Pre-tax Deferral percentage rate will remain in effect, notwithstanding any change in his Compensation, until he elects to change such percentage.

             Effective as of the first day of the first payroll period which coincides with or next follows any January 1, April 1, July 1, or October 1, a Participant may elect to change his Pre-tax Deferral percentage rate. To make the change, he must file an election with the Plan Administrator before the effective date of the change, according to rules established by the Plan Administrator.

             A Participant may suspend all his Pre-tax Deferrals at any time during a Plan Year, provided he files an election form with the Plan Administrator according to rules established by the Plan Administrator. A Participant who has elected to suspend all his deferrals may resume his Pre-tax Deferrals effective as of the first day of the first payroll period which coincides with or next follows any subsequent January 1, April 1, July 1, or October 1. To resume Pre-tax Deferrals, he must file an election with the Plan Administrator before the effective date of the resumption, according to rules established by the Plan Administrator.


071-1.03  Matching Contributions
       The Company will make a Matching Contribution for each calendar quarter, out of current or accumulated net profits, in an amount which, when added to forfeitures available in such calendar quarter, equals the sum of the amounts to be allocated to Participants' Matching Contributions Accounts for such calendar quarter.

       Notwithstanding the preceding paragraph, if the Company does not have sufficient current or accumulated net profits in any year to make the applicable Matching Contribution, the Board in its sole discretion may determine that the Company will make the Matching Contribution, notwithstanding the lack of current or accumulated profits.

       The term current or accumulated net profits means the net income of the Company determined in accordance with generally accepted accounting principles and methods consistently applied.

071-1.04  Profit Sharing Contributions
       The amount of Profit Sharing Contribution made by the Company, if any, for each Plan Year will be determined by the Board in its sole discretion.

                         ARTICLE 071-II
               PARTICIPANT'S ACCOUNT: ALLOCATIONS

071-2.01  Participant Accounts
       The Plan Administrator will maintain the following
       Accounts for each Participant:

       (a)   A Matched Pre-tax Deferral Account which is:
             (1)  credited with the Participant's Matched Pre-tax
                  Deferrals;

             (2) credited with the value of the matched portion of his Elective Deferral Account, if any, as of December 31, 1988;

             (3)  adjusted for investment results and expenses;
                  and

             (4)  charged with withdrawals and distributions.

             The Vested Portion of a Participant's Matched
             Pre-tax Deferral Account is always one hundred percent.

       (b)   A Matching Contributions Account which is:
             (1) credited with the Participant's share of Matching Contributions and related forfeitures;

             (2)  credited with the value of his Participating
                  Employer Contribution Account, if any, as of December 31, 1988;

             (3)  adjusted for investment results and expenses;
                  and

             (4)  charged with distributions.

             A Participant's Vested Portion of his Matching
             Contribution Account is determined according to
             Section 071-8.02.

       (c)   A Nonelective Contributions Account which is:

             (1) credited with the Participant's share of Nonelective Contributions;

             (2)  adjusted for investment results and expenses;
                  and

             (3)  charged with distributions.

             A Participant's Vested Portion of his Nonelective
             Contributions Account is always one hundred percent.

       (d)   A Profit Sharing Contributions Account which is:

             (1)  credited with the Participant's share of Profit
                  Sharing Contributions and related forfeitures;

             (2)  credited with the value of his Supplemental
                  Employer Contributions Account, if any, as of December 31, 1988;

             (3)  adjusted for investment results and expenses;
                  and

             (4)  charged with distributions.

             A Participant's Vested Portion of his Profit Sharing
             Contributions Account is determined according to
             Section 071-8.02.

       (e)   An Unmatched Pre-tax Deferral Account which is:

             (1) credited with the Participant's Unmatched Pre-tax Deferrals;

             (2) credited with the value of the unmatched portion of his Elective Deferral Account, if any, as of December 31, 1988;

             (3)  adjusted for investment results and expenses;
                  and

             (4)  charged with withdrawals and distributions.

             The Vested Portion of a Participant's Unmatched Pre-tax Deferral Account is always one hundred percent.

071-2.02  Allocation of Profit Sharing Contributions and Forfeitures
       Company Profit Sharing Contributions, if any, plus forfeitures arising from Participant Profit Sharing Contributions Account balances which are available for reallocation in a Plan Year, if any, will be allocated as of the end of each Plan Year to the Profit Sharing Contributions Account of each Participant who is an employee of the Company or an Associated Company on the last day of the Plan Year provided such Participant is not eligible to receive a bonus from the Company or an Associated Company for such Plan Year.

       The portion of the Company Profit Sharing Contribution to be allocated to each such Participant will bear the same ratio to the total amount to be allocated as the Participant's Compensation for the Plan Year bears to the total Compensation for the Plan Year of all such Participants.

       In the event a Participant transfers to an Associated Company which does not participate in this Plan or to an employment status such that he is no longer an Eligible Employee during a Plan Year, a Profit Sharing Contribution will be allocated to his Profit Sharing Contributions Account, based on the ratio that the Participant's Compensation received for the Plan Year while a Participant in this Plan bears to the total Compensation for the Plan Year of all such Participants, provided that the Participant is an employee of the Company or an Associated Company on the last day of such Plan Year.

071-2.03  Allocation of Pre-tax Deferrals
       Company contributions which result from a Participant's Pre-tax Deferrals will be allocated to the Participant's Matched Pre-tax Deferral Account and Unmatched Pre-tax Deferral Account, whichever is appropriate. An allocation will occur as of the last day of each payroll period during which the Participant has Pre-tax Deferrals withheld from his Compensation. The amount of the allocation will equal the amount of the Participant's Matched Pre-tax Deferrals and Unmatched Pre-tax Deferrals withheld during such payroll period.

071-2.04  Allocation of Company Matching Contributions
       Company Matching Contributions for a calendar quarter and forfeitures arising from Participants' Matching Contributions Account balances which are available for reallocation in such quarter, if any, will be allocated to each Participant's Matching Contributions Account as of each Valuation Date, in an amount equal to fifty percent of the Participant's Matched Pre-tax Deferrals contributed to the Plan for the calendar quarter ending on such Valuation Date, provided that the maximum Company Matching Contribution allocated to the Participant's Matching Contributions Account for the Plan Year shall not exceed fifty percent of the Participant's total Matched and Unmatched Pre-tax Deferrals for such Plan Year which do not exceed six percent of his Compensation for the Plan Year.

       As of the Valuation Date that coincides with the last day of each Plan Year, an additional Company Matching Contribution will be allocated to the Matching Contributions Account of each Participant who is an employee of the Company or an Associated Company on such date. The amount to be allocated is the amount which, when added to all other Company Matching Contributions allocated to such Participant's Matching Contributions Account as of each Valuation Date which occurs in the Plan Year, equals fifty percent of the Participant's total Matched and Unmatched Pre-tax Deferrals for such Plan Year which do not exceed six percent of his Compensation for the Plan Year.

       The Plan Administrator may implement such procedures as it deems appropriate to increase the probability that Participants may receive the maximum amount of Company matching Contributions available to them under the terms of the Plan. The Plan Administrator shall not be liable or responsible if any Participant fails to receive the maximum Company Matching Contributions which may have been available had the Participant made different elections.

071-2.06  Allocation of Nonelective Contributions
       Nonelective Contributions shall be allocated to the Nonelective Contributions Account of each Participant in the ratio that the Compensation of each such Participant for the Plan Year bears to the total Compensation of all such Participants for the Plan Year, or in equal dollar amounts at the Board's discretion. Notwithstanding the foregoing sentence, the Company in its sole discretion, may limit allocation of the Nonelective Contributions to certain Participants who are Nonhighly Compensated Employees. Except for hardship withdrawal rules under
       Section 6.01, Nonelective Contributions shall be treated as Pre-Tax Deferrals for all purposes under the Plan if the requirements of Treasury Regulation 1.401(k)-l(b)(5) are satisfied.

                         ARTICLE 071-III
                  ELIGIBILITY AND PARTICIPATION

071-3.01  Participation in the Plan
       (a) Each Eligible Employee who was a participant in the Castle & Cooke, Inc. Tax Deferred Investment Plan on
             December 31, 1988 will become a Participant on January 1, 1989.

             Each Eligible Employee who was hired before January
             1, 1989 will become a Participant on January 1,
             1989.

       (b) Each other Eligible Employee who was hired on or after January 1, 1989 will become a Participant on the first day of the first payroll period which coincides with or immediately follows the last day of the calendar quarter during which the later of the following occurs:

             (1) The last day of the twelve month period in which he completes 1,000 Hours of Service. The twelve month period will be the twelve consecutive month period beginning on his first day of employment or, if he fails to complete 1,000 Hours of Service within such period, in the twelve consecutive month period beginning the first day of the Plan Year following his first day of employment, or any subsequent Plan Year.

             (2)  the date he attains age twenty one; and

             (3)  the date he becomes an Eligible Employee.

       (c) On and after January 1, 1989, a Participant will first be eligible to make Pre-tax Deferrals on the later of March 1, 1989 or the date he becomes a Participant according to Subsections (a) or (b) above.

                        ARTICLE 071-VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS

071-8.02  Vesting Requirements
       The Vested Portion of the Accounts of any Participant who was employed by an Associated Company as of December 31, 1988 is always one hundred percent.

       The Vested Portion of the Accounts of any Participant whose employment began on or after January 1, 1989 is as follows:

       (a) The Vested Portion of a Participant's Matched Pre-tax Deferral Account, Nonelective Contributions Account, Unmatched Pre-tax Deferral Account, and Rollover Account is always one hundred percent.

       (b)   The Vested Portion of a Participants' Matching
             Contributions Account and Profit Sharing
             Contributions Account is based on his years of Service as of the date his employment terminates, as follows:

                  Years of Service         Vested Portion
                  Less than 1                    0%
                  1 but less than 2             20%
                  2 but less than 3             40%
                  3 but less than 4             60%
                  4 but less than 5             80%
                  5 or more                    100%

             Notwithstanding the preceding sentence, when a Participant reaches age sixty five while employed by the Employer, his Vested Portion of his Matching Contributions Account and Profit Sharing Contributions Account shall be one hundred percent.

                         APPENDIX 071-A
                           DEFINITIONS

071-A.1  Accounts
       "Accounts" means a Participant's Matched Pre-tax Deferral Account, Matching Contributions Account, Nonelective Contributions Account, Profit Sharing Contributions Account, and Unmatched Pre-tax Deferral Account. These Accounts are described in Section 071-2.01. In addition, an Eligible Employee may have a Rollover Account, which is described in Section 1.11.

071-A.8  Compensation
       "Compensation" means the Participant's base salary
       (including elective contributions that are made by the Employer on behalf of the Participant that are not includable in gross income under Sections 125 and 402(e)(3) of the Code), bonuses, overtime, commissions, performance incentives, shift differentials, supplemental pay, severance pay, and other pay received by a Participant from the Employer.

071-A.11  Eligible Employee
       "Eligible Employee" means any person, including an officer, who is an employee of an Employer and who is paid on a salaried basis from the Employer's United States payroll, but excludes:

       (a) any person whose employment is covered by the terms of a collective bargaining agreement, if retirement benefits were the subject of good faith bargaining;

       (b) any person whose employment relationship is limited to that of a consultant to the Employer as determined by the Plan Administrator;

       (c)   any person who is a leased employee described in
             Section 414(n) of the Code; and

       (d) any person who is a nonresident alien and who receives no United States source income.

071-A.12  Employer
       "Employer" means Dole Packaged Foods Company.

                 OPERATING COMPANY APPENDIX 072
                             TAXDIP
                               FOR
                       SALARIED EMPLOYEES
                               OF
                      CASTLE & COOKE HOMES
           CASTLE & COOKE PROPERTIES AND LANAI COMPANY

                        TABLE OF CONTENTS
                                                             Page

                          ARTICLE 072-I
                          CONTRIBUTIONS
       072-1.01  Contribution of Participant Deferrals . . . .I-1
       072-1.03  Matching Contributions. . . . . . . . . . . .I-3
       072-1.04  Profit Sharing Contributions. . . . . . . . .I-3

                         ARTICLE 072-II
               PARTICIPANT'S ACCOUNT: ALLOCATIONS
       072-2.01  Participant Accounts. . . . . . . . . . . . II-1
       072-2.02  Allocation of Profit Sharing
                 Contributions and Forfeitures . . . . . . . II-4
       072-2.03  Allocation of Pre-tax Deferrals . . . . . . II-5
       072-2.04  Allocation of Company Matching
                 Contributions . . . . . . . . . . . . . . . II-5
       072-2.06  Allocation of Nonelective Contributions . . II-7

                         ARTICLE 072-III
                  ELIGIBILITY AND PARTICIPATION
       072-3.01  Participation in the Plan . . . . . . . . .III-1

                        ARTICLE 072-VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS
       072-8.02  Vesting Requirements. . . . . . . . . . . VIII-1

                         APPENDIX 072-A
                           DEFINITIONS
       072-A.1.  Accounts. . . . . . . . . . . . . . Appendix A-1
       072-A.8   Compensation. . . . . . . . . . . . Appendix A-1
       072-A.11  Eligible Employee . . . . . . . . . Appendix A-1
       072-A.12  Employer. . . . . . . . . . . . . . Appendix A-2

                          INTRODUCTION


Dole Food Company, Inc. previously established the Castle &
Cooke, Inc. Tax Deferred Investment Plan, the "Castle and Cooke
Plan", effective June 17, 1984 for the benefit of certain of its employees.

Effective January 1, 1987, the Castle & Cooke Plan was amended and restated in its entirety.

Effective December 31, 1988, the Plan was frozen and all contributions under the Plan were suspended effective January 1, 1989. Effective January 1, 1989 the Plan was divided into seven separate plans, each surviving plan covering a separate line of business within Dole Food Company, Inc. The assets and liabilities as of December 31, 1988 applicable to the participants of each successor plan have been transferred to such plans.

In connection with the transfer of such assets to this plan, Dole Food Company, Inc. established the Oceanic Properties Tax Deferred Investment Plan, the "Plan", for Eligible Employees of Oceanic Properties, effective January 1, 1989. Participant Pre-Tax Deferrals and related Company Matching Contributions were reactivated effective April 1, 1989. Effective January 1, 1993, this Plan was merged with Plan 060. This Operating Company Appendix sets forth certain provisions of this Plan applicable to the employees who formerly were participants in the Oceanic Properties Tax Deferred Investment Plan (which later became known as the Tax Deferred Investment Plan for Salaried Employees of Castle & Cooke Homes, Castle & Cooke Properties and Lanai Company), and such other employees who become eligible pursuant to this Appendix.

The section numbers of this Appendix correspond to the Section numbers of the main Plan document. For example, Section 072-1.01 corresponds to Section 1.01 of the main Plan document.

Capitalized terms which are not defined in the main Plan document are defined in this Appendix.

                          ARTICLE 072-I
                          CONTRIBUTIONS

072-1.01  Contribution of Participant Deferrals
       (a)  Pre-tax Deferrals
            Upon enrollment or reenrollment in the Plan, each Participant eligible to make Pre-tax Deferrals according to Section 3.01(c) may elect to make Matched Pre-tax Deferrals of one percent to six percent of his Compensation. A Participant may also elect to make Unmatched Pre-tax Deferrals of one to four percent of his Compensation.

            A Participant's Pre-tax Deferral percentage rate must be a fixed whole percentage.

            The amount of Compensation otherwise payable to the Participant for each payroll period while an election under this Section is in effect will be reduced by the amount of the Participant's Pre-tax Deferrals. The Company will make contributions to the Plan equal to the amount deferred. The contributions will be allocated to the Participant's Matched Pre-tax Deferral Account and Unmatched Pre-tax Deferral Account, whichever is applicable, as of the last day of the payroll period in which such amounts are deferred.

       (b)  Change in Percentage or Suspension of Pre-tax
            Deferrals A Participant's Pre-tax Deferral percentage rate will remain in effect, notwithstanding any change in his Compensation, until he elects to change such percentage.

            Effective as of the first day of the first payroll period which coincides with or next follows any January 1, April 1, July 1, or October 1, a Participant may elect to change his Pre-tax Deferral percentage rate. To make the change, he must file an election with the Plan Administrator before the effective date of the change, according to rules established by the Plan Administrator.

            A Participant may suspend all his Pre-tax Deferrals at any time during a Plan Year, provided he files an election form with the Plan Administrator according to rules established by the Plan Administrator. A Participant who has elected to suspend all his deferrals may resume his Pre-tax Deferrals effective as of the first day of the first payroll period which coincides with or next follows any subsequent January 1, April 1, July 1, or October 1. To resume Pre-tax Deferrals, he must file an election with the Plan Administrator before the effective date of the resumption, according to rules established by the Plan Administrator.

072-1.03  Matching Contributions
       The Company will make a Matching Contribution for each calendar quarter, out of current or accumulated net profits, in an amount which, when added to forfeitures available in such calendar quarter, equals the sum of the amounts to be allocated to Participants' Matching Contributions Accounts for such calendar quarter.

       Notwithstanding the preceding paragraph, if the Company does not have sufficient current or accumulated net profits in any year to make the applicable Matching Contribution, the Board in its sole discretion may determine that the Company will make the Matching Contribution, notwithstanding the lack of current or accumulated profits.

       The term current or accumulated net profits means the net income of the Company determined in accordance with generally accepted accounting principles and methods consistently applied.

072-1.04  Profit Sharing Contributions
       The amount of Profit Sharing Contribution made by the Company, if any, for each Plan Year will be determined by the Board in its sole discretion.

                         ARTICLE 072-II
               PARTICIPANT'S ACCOUNT: ALLOCATIONS

072-2.01  Participant Accounts
       The Plan Administrator will maintain the following
       Accounts for each Participant:
       (a)  A Matched Pre-tax Deferral Account which is:

            (1)  credited with the Participant's Matched Pre-tax
                 Deferrals;

            (2) credited with the value of the matched portion of his Elective Deferral Account, if any, as of December 31, 1988;

            (3)  adjusted for investment results and expenses;
                 and

            (4)  charged with withdrawals and distributions.

            The Vested Portion of a Participant's Matched Pre-tax
            Deferral Account is always one hundred percent.

       (b)  A Matching Contributions Account which is:

            (1) credited with the Participant's share of Matching Contributions and related forfeitures;

            (2)  credited with the value of his Participating
                 Employer Contribution Account, if any, as of December 31, 1988;

            (3)  adjusted for investment results and expenses;
                 and

            (4)  charged with distributions.

            A Participant's Vested Portion of his Matching
            Contribution Account is determined according to
            Section 072-8.02.

       (c)  A Nonelective Contributions Account which is:

            (1) credited with the Participant's share of Nonelective Contributions;

            (2)  adjusted for investment results and expenses;
                 and

            (3)  charged with distributions.

            A Participant's Vested Portion of his Nonelective
            Contributions Account is always one hundred percent.

       (d)  A Profit Sharing Contributions Account which is:

            (1)  credited with the Participant's share of Profit
                 Sharing Contributions and related forfeitures;

            (2)  credited with the value of his Supplemental
                 Employer Contributions Account, if any, as of December 31, 1988;

            (3)  adjusted for investment results and expenses;
                 and

            (4)  charged with distributions.

            A Participant's Vested Portion of his Profit Sharing
            Contributions Account is determined according to
            Section 072-8.02.

       (e)  An Unmatched Pre-tax Deferral Account which is:
            (1) credited with the Participant's Unmatched Pre-tax Deferrals;

            (2) credited with the value of the unmatched portion of his Elective Deferral Account, if any, as of December 31, 1988;

            (3)  adjusted for investment results and expenses;
                 and

            (4)  charged with withdrawals and distributions.

            The Vested Portion of a Participant's Unmatched Pre-tax Deferral Account is always one hundred percent.

072-2.02  Allocation of Profit Sharing Contributions and Forfeitures
       Profit Sharing Contributions, if any, plus forfeitures arising from Participant Profit Sharing Contributions
       Account balances which are available for reallocation in a Plan Year, if any, will be allocated as of the end of each Plan Year to the Profit Sharing Contributions Account of each Participant who is an employee of the Company or an Associated Company on the last day of the Plan Year.

       The portion of the Company Profit Sharing Contribution to be allocated to each such Participant will bear the same ratio to the total amount to be allocated as the Participant's Compensation for the Plan Year bears to the total Compensation for the Plan Year of all such Participants.

       In the event a Participant transfers to an Associated Company which does not participate in this Plan or to an employment status such that he is no longer an eligible employee during a Plan Year, a Profit Sharing Contribution will be allocated to his Profit Sharing Contributions Account, based on the ratio that the Participant's Compensation received for the Plan Year while a Participant in this Plan bears to the total Compensation for the Plan Year of all such Participants, provided that the Participant is an employee of the Company or an Associated Company on the last day of such Plan Year.

072-2.03  Allocation of Pre-tax Deferrals
       Company contributions which result from a Participant's Pre-tax Deferrals will be allocated to the Participant's Matched Pre-tax Deferral Account and Unmatched Pre-tax Deferral Account, whichever is appropriate. An allocation will occur as of the last day of each payroll period during which the Participant has Pre-tax Deferrals withheld from his Compensation. The amount of the allocation will equal the amount of the Participant' s Matched Pre-tax Deferrals and Unmatched Pre-tax Deferrals withheld during such payroll period.

072-2.04  Allocation of Company Matching Contributions
       Company Matching Contributions for a calendar quarter and forfeitures arising from Participants' Matching Contribu-tions Account balances which are available for reallocation in such quarter, if any, will be allocated to each Participant's Matching Contributions Account as of each Valuation Date, in an amount equal to fifty percent of the Participant's Matched Pre-tax Deferrals contributed to the Plan for the calendar quarter ending on such Valuation Date, provided that the maximum Company Matching Contribution allocated to the Participant's Matching Contributions Account for the Plan Year shall not exceed fifty percent of the Participant's total Matched and Unmatched Pre-tax Deferrals for such Plan Year which do not exceed six percent of his Compensation for the Plan Year.

       As of the Valuation Date that coincides with the last day of each Plan Year, an additional Company Matching Contribution will be allocated to the Matching Contributions Account of each Participant who is an employee of the Company or an Associated Company on such date. The amount to be allocated is the amount which, when added to all other Company Matching Contributions allocated to such Participant's Matching Contributions Account as of each Valuation Date which occurs in the Plan Year, equals fifty percent of the Participant's total Matched and Unmatched Pre-tax Deferrals for such Plan Year which do not exceed six percent of his Compensation for the Plan Year. The Plan Administrator may implement such procedures as it deems appropriate to increase the probability that Participants may receive the maximum amount of Company Matching Contributions available to them under the terms of the Plan. The Plan Administrator shall not be liable or responsible if any Participant fails to receive the maximum Company Matching Contributions which may have been available had the Participant made different elections.

       Notwithstanding anything else contained herein, any Participant who is classified by the Employer as a Residential Sales Representative and who is hired after September 6, 1991 shall not receive an allocation of Company Matching Contributions. In addition, effective January 1, 1992, any Participant who is classified by the Employer as a Residential Sales Representative and who was hired on or before September 6, 1991 (excluding any Participant whose job title is Sales Manager) shall not receive an allocation of Company Matching Contributions.

072-2.06  Allocation of Nonelective Contributions
       Nonelective Contributions shall be allocated to the Nonelective Contributions Account of each Participant in the ratio that the Compensation of each such Participant for the Plan Year bears to the total Compensation of all such Participants for the Plan Year, or in equal dollar amounts at the Board's discretion. Notwithstanding the foregoing sentence, the Company in its sole discretion, may limit allocation of the Nonelective Contributions to certain Participants who are Non-highly Compensated Employees. Except for hardship withdrawal rules under
       Section 6.01, Nonelective Contributions shall be treated as Pre-Tax Deferrals for all purposes under the Plan if the requirements of Treasury Regulation 1.401(k)-l(b)(5) are satisfied.

                         ARTICLE 072-III
                  ELIGIBILITY AND PARTICIPATION

072-3.01  Participation in the Plan
       (a) Each Eligible Employee who was a participant in the Castle & Cooke, Inc. Tax Deferred Investment Plan on
            December 31, 1988 will become a Participant on January 1, 1989.

            Each Eligible Employee who was hired before January
            1, 1989 will become a Participant on January 1, 1989.

       (b) Each other Eligible Employee who was hired on or after January 1, 1989 will become a Participant on the first day of the first payroll period which coincides with or immediately follows the last day of the calendar quarter during which the later of the following occurs:

            (1) The last day of the twelve month period in which he completes 1,000 Hours of Service. The twelve month period will be the twelve consecutive month period beginning on his first day of employment or, if he fails to complete 1,000 Hours of Service within such period, in the twelve consecutive month period beginning the first day of the Plan Year following his first day of employment, or any subsequent Plan Year;

            (2)  the date he attains age twenty one; and

            (3)  the date he becomes an Eligible Employee.

       (c) On and after January 1, 1989, a Participant will first be eligible to make Pre-tax Deferrals on the later of April 1, 1989 or the date he becomes a Participant according to Subsections (a) or (b) above.

       (d) Effective January 1, 1995, Eligible Employees who are employed by Lanai Resorts Partners shall be allowed to participate in the Plan. Accordingly, if an Eligible Employee who is employed by Lanai Resort Partners satisfies the requirements of subsection 072-3.01(b) as of January 1, 1995, he may elect to commence to make Pre-tax Deferrals on such date or, if he fails to make such an election, he may elect to make Pre-tax Deferrals on the first day of the first payroll period which coincides with or next follows any subsequent January 1, April 1, July 1, or October
            1. Each other Eligible Employee who is employed by Lanai Resorts Partners will first become eligible to participate in the Plan on the date he satisfies the eligibility requirements under subsection 072-3.01(b). For purposes of determining whether an Eligible Employee has satisfied the requirement of subsection 3.01(b)(1), the Eligible Employee's service with Lanai Resorts Partners shall be taken into account.

                        ARTICLE 072-VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS

072-8.02  Vesting Requirements
       The Vested Portion of the Accounts of any Participant who was employed by an Associated Company as of December 31, 1988 is always one hundred percent.

       The Vested Portion of the Accounts of any Participant whose employment began on or after January 1, 1989 is as follows:

       (e)  The Vested Portion of a Participant's Matched Pre-tax
            Deferral Account, Nonelective Contributions Account,
            Unmatched Pre-tax Deferral Account and Rollover
            Account is always one hundred percent.

       (f)  The Vested Portion of a Participant's Matching
            Contributions Account and Profit Sharing
            Contributions Account is based on his years of Service as of the date his employment terminates, as follows:

                 Years of Service         Vested Portion
                 Less than 1                     0%
                 1 but less than 2              20%
                 2 but less than 3              40%
                 3 but less than 4              60%
                 4 but less than 5              80%
                 5 or more                     100%

            Notwithstanding the preceding sentence, when a Participant reaches age sixty five while employed by the Employer, his Vested Portion of his Matching Contributions Account and Profit Sharing Contributions Account shall be one hundred percent.

                         APPENDIX 072-A
                           DEFINITIONS

072-A.1  Accounts
       "Accounts" means a Participant's Matched Pre-tax Deferral Account, Matching Contributions Account, Nonelective Contributions Account, Profit Sharing Contributions Account, and Unmatched Pre-tax Deferral Account. These Accounts are described in Section 072-2.01. In addition, an Eligible Employee may have a Rollover Account, which is described in Section 1.11.

072-A.8  Compensation
       "Compensation" means the Participant's base salary
       (including elective contributions that are made by the Employer on behalf of the Participant that are not includable in gross income under Sections 125 and 402(e)(3) of the Code), bonuses, overtime, commissions, performance incentives, shift differentials, supplemental pay, severance pay, and other pay received by a Participant from the Employer.

072-A.11  Eligible Employee
       "Eligible Employee" means any person, including an officer, who is a salaried employee of an Employer and who is paid from the Employer's United States payroll, but excludes:

       (a) any person whose employment is covered by the terms of a collective bargaining agreement, if retirement benefits were the subject of good faith bargaining;

       (b) any person whose employment relationship is limited to that of a consultant to the Employer as determined by the Plan Administrator;

       (c)  any person who is a leased employee described in
            Section 414(n) of the Code; and

       (d) any person who is a non-resident alien and who is not taxed as if he were a United States citizen.

072-A.12  Employer
       "Employer" means Castle & Cooke Homes, Castle & Cooke
       Properties, Castle & Cooke Development and Lanai Company and affiliated companies and, effective January 1, 1995, Lanai Resorts Partners.

                 OPERATING COMPANY APPENDIX 073

                TAXDIP FOR SALARIED EMPLOYEES OF

                      DOLE FRESH VEGETABLES

                        TABLE OF CONTENTS

                                                             Page

                          ARTICLE 073-I
                          CONTRIBUTIONS
       073-1.01  Contribution of Participant
                 Deferrals . . . . . . . . . . . . . . . . . .I-1
       073-1.03  Matching Contributions. . . . . . . . . . . .I-3
       073-1.04  Profit Sharing Contributions and
                 Supplemental Contributions. . . . . . . . . .I-4

                         ARTICLE 073-II
               PARTICIPANT'S ACCOUNT: ALLOCATIONS
       073-2.01  Participant Accounts. . . . . . . . . . . . II-1
       073-2.02  Allocation of Profit Sharing
                 Contributions and Forfeitures . . . . . . . II-7
       073-2.03  Allocation of Pre-tax Deferrals . . . . . . II-8
       073-2.04  Allocation of Company Matching
                 Contributions . . . . . . . . . . . . . . . II-8
       073-2.06 Allocation of Nonelective Contributions . .II-10 073-2.07 Allocation of Supplemental Company
                 Contributions . . . . . . . . . . . . . . .II-10
       073-2.08  Allocation of Supplemental Profit Sharing
                 Contributions and Forfeitures . . . . . . .II-12

                         ARTICLE 073-III
                  ELIGIBILITY AND PARTICIPATION
       073-3.01  Participation in the Plan . . . . . . . . .III-1

                          ARTICLE 073-V
           INVESTMENTS: ALLOCATION OF GAINS AND LOSSES
       073-5.01  Investment of Accounts. . . . . . . . . . . .V-1

                        ARTICLE 073-VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS
       073-8.01  Benefits Upon Termination of Employment . VIII-1
       073-8.02  Vesting Requirements. . . . . . . . . . . VIII-1
       073-8.04  Disposition of Forfeitures. . . . . . . . VIII-3

                         ARTICLE 073-IX
                    DISTRIBUTION OF BENEFITS
       073-9.01  Form of Benefits for Retirement and Other
                 Termination . . . . . . . . . . . . . . . . IX-1
       073-9.02  Timing of Distributions . . . . . . . . . . IX-2
       073-9.03  Joint and Survivor Pension. . . . . . . . . IX-4
       073-9.04  Waiver Election - Qualified Joint and
                 Survivor Annuity. . . . . . . . . . . . . . IX-9
       073-9.05  Waiver Election - Qualified Preretirement
                 Survivor Annuity. . . . . . . . . . . . . .IX-11

                         APPENDIX 073-A
                           DEFINITIONS
       073-A.1   Accounts. . . . . . . . . . . . . . Appendix A-1
       073-A.8   Compensation. . . . . . . . . . . . Appendix A-1
       073-A.11  Eligible Employee . . . . . . . . . Appendix A-2
       073-A.12  Employer. . . . . . . . . . . . . . Appendix A-2

                          INTRODUCTION


Dole Food Company, Inc. previously established the Castle &
Cooke, Inc. Tax Deferred Investment Plan, the "Castle and Cooke
Plan", effective June 17, 1984 for the benefit of certain of its employees.

Effective January 1, 1987, the Castle & Cooke Plan was amended and restated in its entirety.

Effective December 31, 1988, the Plan was frozen and all contributions under the Plan were suspended effective January 1, 1989. Effective January 1, 1989, the Plan was divided into seven separate plans, each surviving plan covering a separate line of business within Dole Food Company, Inc. The assets and liabilities as of December 31, 1988 applicable to the participants of each successor plan have been transferred to such plans.

In connection with the transfer of such assets to this plan, Dole Food Company, Inc. established the Dole Fresh Vegetables Tax Deferred Investment Plan (the "Fresh Vegetables TAXDIP"), for Eligible Employees of Dole Fresh Vegetables, effective January 1, 1989. Participant Pre-Tax Deferrals and related Company Matching Contributions were reactivated effective March 1, 1989.

Effective January 1, 1991, the Fresh Vegetables TAXDIP was amended to permit Supplemental Company Contributions and Supplemental Profit Sharing Contributions. Effective July 1, 1991, the assets and liabilities of the Dole Fresh Vegetable Profit Sharing Plan were transferred to the Fresh Vegetables TAXDIP.

Effective July 1, 1992, the Bud Antle, Inc. Pension Plan was merged into the Fresh Vegetables TAXDIP and all of its assets and liabilities were transferred to the Fresh Vegetables TAXDIP.

Effective January 1, 1993, this Plan was merged with Plan 060. This Operating Company Appendix sets forth certain provisions of this Plan applicable to the employees who formerly were participants in the Fresh Vegetables TAXDIP (which later became known as the Tax Deferred Investment Plan for Salaried Employees of Dole Fresh Vegetables), and such other employees who become eligible pursuant to this Appendix.

The section numbers of this Appendix correspond to the Section numbers of the main Plan document. For example, Section 073-1.01 corresponds to Section 1.01 of the main Plan document.

Capitalized terms which are not defined in the main Plan document are defined in this Appendix.

                          ARTICLE 073-I
                          CONTRIBUTIONS

073-1.01  Contribution of Participant Deferrals
          (a)  Pre-tax Deferrals
               Upon enrollment or reenrollment in the Plan, each Participant eligible to make Pre-tax Deferrals according to Section 3.01(c) may elect to make Matched Pre-tax Deferrals of one percent to six percent of his Compensation. A Participant may also elect to make Unmatched Pre-tax Deferrals of one to four percent of his Compensation.
               Effective January 1, 1991, a Participant may elect to make Unmatched Pre-tax Deferrals of one to seven percent of his Compensation.

               A Participant's Pre-tax Deferral percentage rate must be a fixed whole percentage.

               The amount of Compensation otherwise payable to the Participant for each payroll period while an election under this Section is in effect will be reduced by the amount of the Participant's Pre-tax Deferrals. The Company will make contributions to the Plan equal to the amount deferred. The contributions will be allocated to the Participant's Matched Pre-tax Deferral Account and Unmatched Pre-tax Deferral Account, whichever is applicable, as of the last day of the payroll period in which such amounts are deferred.

          (b) Change in Percentage or Suspension of Pre-tax Deferrals A Participant's Pre-tax Deferral percentage rate will remain in effect, notwithstanding any change in his Compensation, until he elects to change such percentage.

               Effective as of the first day of the first payroll period which coincides with or next follows any January 1, April 1, July 1, or October 1, a Participant may elect to change his Pre-tax Deferral percentage rate. To make the change, he must file an election with the Plan Administrator before the effective date of the change, according to rules established by the Plan Administrator.

               A Participant may suspend all his Pre-tax
               Deferrals at any time during a Plan Year, provided he files an election form with the Plan Administrator according to rules established by the Plan Administrator. A Participant who has elected to suspend all his deferrals may resume his Pre-tax Deferrals effective as of the first day of the first payroll period which coincides with or next follows any subsequent January 1, April 1, July 1, or October 1. To resume Pre-tax Deferrals, he must file an election with the Plan Administrator before the effective date of the resumption, according to rules established by the Plan Administrator.

073-1.03  Matching Contributions
          The Company will make a Matching Contribution for each calendar quarter, out of current or accumulated net profits, in an amount which, when added to forfeitures available in such calendar quarter, equals the sum of the amounts to be allocated to Participants' Matching Contributions Accounts for such calendar quarter.

          Notwithstanding the preceding paragraph, if the Company does not have sufficient current or accumulated net profits in any year to make the applicable Matching Contribution, the Board in its sole discretion may determine that the Company will make the Matching Contribution, notwithstanding the lack of current or accumulated profits.

          The term current or accumulated net profits means the net income of the Company determined in accordance with generally accepted accounting principles and methods consistently applied.

073-1.04  Profit Sharing Contributions and Supplemental
          Contributions
          (a) The amount of Profit Sharing Contribution made by the Company, if any, for each Plan Year will be determined by the Board in its sole discretion.

          (b) Effective January 1, 1991, the Company shall make a Supplemental Company Contribution, out of current or accumulated net profits, as defined in
               Section 1.03, equal to three percent of the aggregate Compensation of those Participants entitled to an allocation pursuant to Section 2.07.

          (c) (1) Effective January 1, 1991, the Company shall make a Supplemental Profit Sharing Contribution equal to an amount determined by the following schedule and based on the aggregate Compensation of those Participants entitled to an allocation pursuant to
                    Section 073-2.08:

       If following percentage        The contribution shall
       of the Employer's Profit Goal  be the following percentage
       for the Plan Year is met:      of Compensation:

            Less than 85%                      3%

            At least 85%, but
            less than 100%                     4%

            100% or more                       5%

               (2) For this purpose, the Employer's "Profit Goal" for a Plan Year shall be its earnings before interest and taxes as reported on its final operating budget as approved by the Board for the year, together with such changes to the operating budget as are adopted by the Board. For purposes of calculating the contribution to the Plan, the earnings before interest and taxes for any operating group within the Employer shall not be less than zero.

               (3) The amount of Supplemental Profit Sharing Contributions made for a Plan Year shall be reduced by the amount not allocated pursuant to Section 073-2.08 as a result of the requirements of Code Section 410(b).

                         ARTICLE 073-II
               PARTICIPANT'S ACCOUNT: ALLOCATIONS

073-2.01  Participant Accounts
          The Plan Administrator will maintain the following
          Accounts for each Participant:

          (a)  A Matched Pre-tax Deferral Account which is:

               (1) credited with the Participant's Matched Pre-tax Deferrals;

               (2)  credited with the value of the matched
                    portion of his Elective Deferral Account, if any, as of December 31, 1988;

               (3)  adjusted for investment results and expenses;
                    and

               (4)  charged with withdrawals and distributions.

               The Vested Portion of a Participant's Matched Pre-tax Deferral Account is always one hundred percent.

          (b)  A Matching Contributions Account which is:

               (1) credited with the Participant's share of Matching Contributions and related forfeitures;

               (2)  credited with the value of his Participating
                    Employer Contribution Account, if any, as of December 31, 1988;

               (3)  adjusted for investment results and expenses;
                    and

               (4)  charged with distributions.

               A Participant's Vested Portion of his Matching
               Contribution Account is determined according to
               Section 073-8.02.

          (c)  A Nonelective Contributions Account which is:

               (1) credited with the Participant's share of Nonelective Contributions;

               (2)  adjusted for investment results and expenses;
                    and

               (3)  charged with distributions.

               A Participant's Vested Portion of his Nonelective
               Contributions Account is always one hundred percent.

          (d)  A Profit Sharing Contributions Account which is:

               (1) credited with the Participant's share of Profit Sharing Contributions and related forfeitures;

               (2)  credited with the value of his Supplemental
                    Employer Contributions Account, if any, as of December 31, 1988;

               (3)  adjusted for investment results and expenses;
                    and

               (4)  charged with distributions.

               A Participant's Vested Portion of his Profit
               Sharing Contributions Account is determined according to Section 073-8.02.

          (e)  An Unmatched Pre-tax Deferral Account which is:

               (1)  credited with the Participant's Unmatched
                    Pre-tax Deferrals;

               (2) credited with the value of the unmatched portion of his Elective Deferral Account, if any, as of December 31, 1988;

               (3)  adjusted for investment results and expenses;
                    and

               (4)  charged with withdrawals and distributions.

               The Vested Portion of a Participant's Unmatched
               Pre-tax Deferral Account is always one hundred percent.

          (f) A Supplemental Company Contributions Account which is:

               (1) credited with the Participant's share of Supplemental Company Contributions;

               (2)  adjusted for investment results and expenses;
                    and

               (3)  charged with distributions.

               The Vested Portion of a Participant's Supplemental
               Company Contributions Account is always one hundred percent.

          (g)  A Supplemental Profit Sharing Contributions
               Account which is:

               (1) credited with the Participant's share of Supplemental Profit Sharing Contributions and related forfeitures;

               (2) credited with the value of the Participant's account from the Dole Fresh Vegetables Profit
                    Sharing Plan, which account is transferred to the Plan, effective July 1, 1991;

               (3)  adjusted for investment results and expenses;
                    and

               (4)  charged with distributions.

               The Vested Portion of the Supplemental Profit Sharing Contributions Account with respect to Participants who become Eligible Employees prior to July 1, 1991 is always one hundred percent.
               The Vested Portion of the Supplemental Profit Sharing Contributions Account with respect to Participants who become Eligible Employees on or after July 1, 1991, is determined according to
               Section 073-8.02.  The Vested Portion of the
               Supplemental Profit Sharing Contributions Account attributable to amounts transferred from the Dole Fresh Vegetables Profit Sharing Plan is always one hundred percent.

          (h)  A Frozen Bud Account which is:

               (1)  credited with the Participant's entire
                    account balance including earnings (or
                    losses), from the Bud Antle, Inc. Pension
                    Plan, as of July 1, 1992, the date on which such plan merged with this Plan;

               (2)  adjusted for investment results and expenses;
                    and

               (3)  charged with distributions.

               A Participant's Vested Portion of his Frozen Bud
               Account is always one hundred percent.


073-2.02 Allocation of Profit Sharing Contributions and Forfeitures Profit Sharing Contributions, if any, plus forfeitures arising from Participants' Profit Sharing Contributions Account balances which are available for reallocation in a Plan Year, if any, will be allocated as of the end of each Plan Year to the Profit Sharing Contributions Account of each Participant who is an employee of the Company or an Associated Company on the last day of the Plan Year.

          The portion of the Company Profit Sharing Contribution to be allocated to each such Participant will bear the same ratio to the total amount to be allocated as the Participant's Compensation for the Plan Year bears to the total Compensation for the Plan Year of all such Participants.

          In the event a Participant transfers to an Associated Company which does not participate in this Plan or to an employment status such that he is no longer an Eligible Employee during a Plan Year, a Profit Sharing Contribution will be allocated to his Profit Sharing Contributions Account, based on the ratio that the Participant's Compensation received for the Plan Year while a Participant in this Plan bears to the total Compensation for the Plan Year of all such Participants, provided that the Participant is an employee of the Company or an Associated Company on the last day of such Plan Year.

073-2.03  Allocation of Pre-tax Deferrals
          Company contributions which result from a Participant's Pre-tax Deferrals will be allocated to the Participant's Matched Pre-tax Deferral Account and Unmatched Pre-tax Deferral Account, whichever is appropriate. An allocation will occur as of the last day of each payroll period during which the Participant has Pre-tax Deferrals withheld from his Compensation. The amount of the allocation will equal the amount of the Participant's Matched Pre-tax Deferrals and Unmatched Pre-tax Deferrals withheld during such payroll period.

073-2.04  Allocation of Company Matching Contributions
          Company Matching Contributions for a calendar quarter and forfeitures arising from Participants' Matching Contributions Account balances which are available for reallocation in such quarter, if any, will be allocated to each Participant's Matching Contributions Account as of each Valuation Date, in an amount equal to fifty percent of the Participant's Matched Pre-tax Deferrals contributed to the Plan for the calendar quarter ending on such Valuation Date, provided that the maximum Company Matching Contribution allocated to the Participant's Matching Contributions Account for the Plan Year shall not exceed fifty percent of the Participant's total Matched and Unmatched Pre-tax Deferrals for such Plan Year which do not exceed six percent of his Compensation for the Plan Year.

          As of the Valuation Date that coincides with the last day of each Plan Year, an additional Company Matching Contribution will be allocated to the Matching Contributions Account of each Participant who is an employee of the Company or an Associated Company on such date. The amount to be allocated is the amount which, when added to all other Company Matching Contributions allocated to such Participant's Matching Contributions Account as of each Valuation Date which occurs in the Plan Year, equals fifty percent of the Participant's total Matched and Unmatched Pre-tax Deferrals for such Plan Year which do not exceed six percent of his Compensation for the Plan Year.

          The Plan Administrator may implement such procedures as it deems appropriate to increase the probability that Participants may receive the maximum amount of Company matching Contributions available to them under the terms of the Plan. The Plan Administrator shall not be liable or responsible if any Participant fails to receive the maximum Company Matching Contributions which may have been available had the Participant made different elections.

073-2.06  Allocation of Nonelective Contributions
          Nonelective Contributions shall be allocated to the Nonelective Contributions Account of each Participant in the ratio that the Compensation of each such Participant for the Plan Year bears to the total Compensation of all such Participants for the Plan Year, or in equal dollar amounts at the Board's discretion. Notwithstanding the foregoing sentence, the Company in its sole discretion, may limit allocation of the Nonelective Contributions to certain Participants who are Non-highly Compensated Employees. Except for hardship withdrawal rules under Section 6.01, Nonelective Contributions shall be treated as Pre-Tax Deferrals for all purposes under the Plan if the requirements of Treasury Regulation 1.401(k)-l(b)(5) are satisfied.

073-2.07 Allocation of Supplemental Company Contributions Effective January 1, 1991, Supplemental Company Contributions will be allocated as of the end of each Plan Year to the Supplemental Company Contributions Account of each eligible Participant, as defined below, who is an employee of the Company or an Associated Company on the last day of the Plan Year.

          The portion of the Supplemental Company Contribution to be allocated to each such Participant will bear the same ratio to the total amount to be allocated as the Participant's Compensation for the Plan Year bears to the total Compensation for the Plan Year of all such Participants eligible for an allocation.

          In the event a Participant transfers to an Associated Company which does not participate in this Plan during a Plan Year, a Supplemental Company Contribution will be allocated to his Supplemental Company Contributions Account, based on the ratio that the Participant's Compensation received for the Plan Year while a Participant in this Plan bears to the total Compensation for the Plan Year of all such Participants, provided that the Participant is an employee of the Company or an Associated Company on the last day of such Plan Year.

          For purposes of this Section, an eligible Participant is an Eligible Employee in grade 14 or below on the first day of the Plan Year, who, as of December 31, 1990 was an employee and was a member of the group of employees eligible to participate in the Retirement Plan for Non-Bargaining Unit Employees of Dole Fresh Vegetables.

073-2.08 Allocation of Supplemental Profit Sharing Contributions and Forfeitures
          Supplemental Profit Sharing Contributions, if any, plus forfeitures arising from Participants' Supplemental Profit Sharing Contributions Account balances which are available for reallocation in a Plan Year, if any, will be allocated as of the end of each Plan Year to the Supplemental Profit Sharing Contributions Account of each Participant who is an employee of the Company or an Associated Company on the last day of the Plan Year.


          The portion of the Supplemental Profit Sharing Contribution to be allocated to each such Participant will bear the same ratio to the total amount to be allocated as the Participant's Compensation for the Plan Year bears to the total Compensation for the Plan Year of all such Participants eligible for an allocation.

          In the event a Participant transfers to an Associated Company which does not participate in this Plan during a Plan Year, a Supplemental Profit Sharing Contribution will be allocated to his Supplemental Profit Sharing Contributions Account based on the ratio that the Participant's Compensation received for the Plan Year while a Participant in this Plan bears to the total Compensation for the Plan Year of all such Participants, provided that the Participant is an employee of the Company or an Associated Company on the last day of such Plan Year.

                         ARTICLE 073-III
                  ELIGIBILITY AND PARTICIPATION

073-3.01  Participation in the Plan
          (a) Each Eligible Employee who was a participant in the Castle & Cooke, Inc. Tax Deferred Investment
               Plan on December 31, 1988 will become a
               Participant on January 1, 1989.

               Each Eligible Employee who was hired before January 1, 1989 will become a Participant on January 1, 1989.

          (b) Each other Eligible Employee who was hired on or after January 1, 1989 will become a Participant on the first day of the first payroll period which coincides with or immediately follows the last day of the calendar quarter during which the later of the following occurs:

               (1) the last day of the twelve month period in which he completes 1,000 Hours of Service. The twelve month period will be the twelve consecutive month period beginning on his first day of employment or, if he fails to complete 1,000 Hours of Service within such period, in the twelve consecutive month period beginning the first day of the Plan Year following his first day of employment, or any subsequent Plan Year.

               (2)  the date he attains age twenty one; and

               (3)  the date he becomes an Eligible Employee.

          (c) On and after January 1, 1989, a Participant will first be eligible to make Pre-tax Deferrals on the later of March 1, 1989 or the date he becomes a Participant according to Subsections (a) or (b) above.

          (d) An Eligible Employee who, as of December 31, 1990, was a member of the group of employees eligible to participate in the Dole Fresh Vegetable Profit Sharing Plan will become a Participant, only with respect to Supplemental Profit Sharing Contributions, on January 1, 1991.

          (e) An Eligible Employee who, as of December 31, 1990, was a member of the group of employees eligible to participate in the Retirement Plan for Non-Bargaining Unit Employees of Dole Fresh Vegetables will become a Participant, only with respect to Supplemental Company Contributions, on January 1, 1991.

          (f) An Eligible Employee who, as of June 30, 1992, was a member of the group of employees eligible to participate in the Bud Antle, Inc. Pension Plan will become a Participant, only with respect to his Frozen Bud Account, on July 1, 1992.

                          ARTICLE 073-V
           INVESTMENTS: ALLOCATION OF GAINS AND LOSSES

073-5.01  Investment of Accounts
          In addition to the provisions set forth in Section 5.01 of the main Plan document, upon transfer of a Participant's account balance under the Bud Antle, Inc. Pension Plan to his Frozen Bud Account under this Plan as of July 1, 1992, a Participant may designate the Investment Funds in which his Frozen Bud Account will be invested, other than amounts invested with the Mutual Life Insurance Company of New York.

                        ARTICLE 073-VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS

073-8.01  Benefits Upon Termination of Employment
          Notwithstanding the main Plan document, with respect to a Participant's Frozen Bud Account only, a Participant's Distribution Date cannot be earlier than the Valuation Date coinciding with or immediately following the date he reaches age fifty-five, provided he has terminated employment.

073-8.02  Vesting Requirements
          The Vested Portion of the Accounts of any Participant who was employed by an Associated Company as of December 31, 1988 is always one hundred percent.

          The Vested Portion of the Accounts of any Participant whose employment began on or after January 1, 1989 is as follows:

          (a) The Vested Portion of a Participant's Matched Pre-tax Deferral Account, Nonelective Contributions Account, Unmatched Pre-tax Deferral Account, Supplemental Company Contributions Account and Rollover Account is always one hundred percent.

          (b)  The Vested Portion of a Participant's Matching
               Contributions Account and Profit Sharing
               Contributions Account is based on his years of Service as of the date his employment terminates, as follows:

                    Years of Service         Vested Portion
                 Less than 1                     0%
                 1 but less than 2              20%
                 2 but less than 3              40%
                 3 but less than 4              60%
                 4 but less than 5              80%
                 5 or more                     100%

               Notwithstanding the preceding sentence, when a Participant reaches age sixty-five while employed by the Employer, his Vested Portion of his Matching Contributions Account and Profit Sharing
               Contributions Account shall be one hundred percent.

          (c) The Vested Portion of the Supplemental Profit Sharing Contributions Account of a Participant who became an Eligible Employee prior to July 1, 1991 is always one hundred percent. The Vested Portion of the Supplemental Profit Sharing Contributions Account of a Participant who became an Eligible Employee on or after July 1, 1991 shall be determined in accordance with Subsection (b) above.

          (d)  The Vested Portion of the Frozen Bud Account of a
               Participant is always one hundred percent.

073-8.04  Disposition of Forfeitures
          Any forfeitures that are transferred from the Bud Antle, Inc. Pension Plan to this Plan, as a part of the merger effective July 1, 1992, shall be used to reduce future Company Matching Contributions under Sections 073-1.03 and 073-2.04.

                         ARTICLE 073-IX
                    DISTRIBUTION OF BENEFITS

073-9.01 Form of Benefits for Retirement and Other Termination Notwithstanding the main Plan document, with respect to a Participant's Frozen Bud Account only, distribution of such account will be in the form of a qualified joint and survivor annuity (as defined in Section 073-9.03(a)) for a married Participant or an annuity for life for an unmarried Participant. A Participant may elect any of the following optional forms of payment with respect to his Frozen Bud Account subject to the provisions of Sections 073-9.03, 073-9.04 and 073-9.05:
          (i) a contingent annuitant option which provides for income payable to the Participant and for the continuance of 50%, 66-2/3%, 75% or 100% of such income payments to a designated Beneficiary, if living, after the Participant's death, or (ii) a single cash lump sum payment. Payment under any optional format benefit (other than cash) shall be made by using the Participant's Account to purchase a commercial annuity payable to the Participant, with the amount of the monthly benefits determined under the annuity.

073-9.02  Timing of Distributions
          (a) Notwithstanding the main Plan document, if any portion of the Participant's Frozen Bud Account is paid in a form other than a lump sum, then payments shall be made in accordance with Code
               Section 401(a)(9) and the regulations thereunder (which are hereby incorporated by reference) and may only be made over the life of the Participant (or over the lives of the Participant and his designated Beneficiary) or over a period not extending beyond the life expectancy of the Participant (or over a period not extending beyond the life expectancy of the Participant and his designated Beneficiary). The amount distributed each year shall not be less than the amount prescribed in the regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement thereunder.

          (b) If the Participant dies after distribution of his Frozen Bud Account has begun, the remainder will continue to be distributed at least as rapidly as under the method of distribution before the Participant's death.

          (c) If the Participant dies before distribution of his Frozen Bud Account has commenced, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with paragraphs (1) or (2) below:

               (1) If any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made only over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

               (2)  If the designated Beneficiary is the
                    Participant's surviving spouse, the date distributions are required to begin in accordance with paragraph (1) above, shall not be earlier than December 31 of the calendar year in which the Participant would have attained age 70-1/2. If the Participant was at least age 70-1/2 at the time of his death, then distribution to his surviving spouse shall begin no later than December 31 of the calendar year immediately following the calendar year in which the Participant died. If the spouse dies before payments begin, subsequent distributions shall be made as if the spouse had been the Participant.

          (d) For purposes of Subsections (f), (g) and (h), above, payments will be calculated by use of the return multiples specified in Treasury Regulation
               Section 1.72-9.  Life expectancy of the
               Participant and a surviving spouse beneficiary may be recalculated annually; however, in the case of any other designated Beneficiary, life expectancy may not be recalculated after the time payments begin. This Section shall apply notwithstanding any other provision of the Plan. The sole purpose of such Sections is to limit the manner in which payments may be made under the Plan in accordance with Code Section 401(a)(9) and the regulations thereunder, and they do not confer any rights or benefits upon any Participant, spouse or Beneficiary.

073-9.03  Joint and Survivor Pension
          The provisions of this Section and Sections 073-9.04 and 073-9.05 shall take precedence over any conflicting provisions in the Plan, and shall apply only to a Participant who has a Frozen Bud Account balance, and only with respect to the portion of the benefit payable from the Frozen Bud Account.

          (a) A married or unmarried Participant's balance in his Frozen Bud Account shall be distributed in the form of a qualified joint and survivor annuity, unless the Participant makes a valid waiver election (described in Section 073-9.04) within the ninety (90) day period ending on the Annuity Starting Date (as defined in Subsection (e) below). A qualified joint and survivor annuity is an annuity that is purchasable with the Participant's balance in the Frozen Bud Account and that is payable for the life of the Participant with, if the Participant is married on the Annuity Starting Date, a survivor annuity for the life of the Participant's surviving spouse that is fifty percent (50%) of the amount of the annuity payable during the joint lives of the Participant and the Participant's spouse. The Participant may waive (subject to Section 073-9.04) the qualified joint and survivor annuity, and elect payment of the Frozen Bud Account in a form described in Section 9.01.

          (b)  On or before the Annuity Starting Date, the
               Account balance shall be paid in a lump sum, in lieu of a qualified joint and survivor annuity, if the Participant's vested Account balance is not greater than $3,500.

          (c) If a married Participant dies before his Annuity Starting Date, one hundred percent (100%) of the Participant's balance in the Frozen Bud Account (including any life insurance proceeds payable with respect therefor) will be paid to the Participant's surviving spouse in the form of a qualified preretirement survivor annuity, unless the Participant has a valid waiver election (as described in Section 073-9.05) in effect, or unless the Participant and the Participant's spouse were not married throughout the one (1) year period ending on the date of the Participant's death. A qualified preretirement survivor annuity is an annuity that is purchasable with one hundred percent (100%) of the Participant's balance in the Frozen Bud Account (determined as of the date of the Participant's death) and that is payable for the life of the Participant's surviving spouse. The Participant's surviving spouse may elect to commence payment of the qualified preretirement survivor annuity within a reasonable period of time following the date of the Participant's death. If the present value of the qualified preretirement survivor annuity exceeds $3,500, the qualified preretirement survivor annuity payable to the Participant's surviving spouse shall not commence before the date the Participant would have attained Normal Retirement Age, without the written consent of the surviving spouse. The Participant's surviving spouse may elect to receive the benefit payable pursuant to this subsection (c) in a lump sum in lieu of the qualified preretirement survivor annuity. The surviving spouse's consent or election described in the preceding two sentences must be obtained within the ninety (90) day period ending on the Annuity Starting Date. The Plan Administrator shall provide the surviving spouse, no less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date, with notice of the surviving spouse's right to defer distribution from the Plan, a description of the terms and conditions of the qualified preretirement survivor annuity and of the surviving spouse's right to elect, and the effect of an election, to receive the surviving spouse's benefit in the form of a lump sum. Notwithstanding any other provision of this Section, if the present value of the qualified preretirement survivor annuity is not greater than $3,500, the qualified preretirement survivor annuity shall be paid in the form of a lump sum distribution to the Participant's surviving spouse as soon as administratively feasible after the Participant's death.

          (d) If the Participant has in effect a valid waiver election regarding the qualified joint and survivor annuity or the qualified preretirement survivor annuity, the Participant's balance in the Frozen Bud Account shall be distributed in the form elected in Section 9.01. For purposes of applying this Article 073-IX, a former spouse shall be treated as the Participant's spouse or surviving spouse to the extent provided under a "qualified domestic relations order" within the meaning of Section 414(p) of the Code.

          (e) For purposes of this Article 073-IX, the "Annuity Starting Date" means the first day of the first period for which an amount is paid as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred that entitle the Participant (or the surviving spouse in the case of a qualified preretirement survivor annuity) to such benefit.

073-9.04  Waiver Election - Qualified Joint and Survivor Annuity
          In the case of a Participant with a balance in the Frozen Bud Account, and whose Account balance is $3,500 or more, the following shall apply:

          (a) No less than thirty (30) days and no more than ninety (90) days before the Participant's Annuity Starting Date, the Plan Administrator shall provide the Participant a written explanation of the terms and conditions of the qualified joint and survivor annuity, the Participant's right to make, and the effect of, an election to waive the qualified joint and survivor annuity form of benefit and elect another form instead, the material features and relative values of the qualified joint and survivor annuity and alternate forms of benefit, the rights of the Participant's spouse regarding the waiver election and the Participant's right to make, and the effect of, a revocation of a waiver election. The Plan does not limit the number of times the Participant may revoke a waiver of the qualified joint and survivor annuity or make a new waiver during the election period.

          (b) A Participant's waiver election is not valid unless (1) the Participant's spouse (to whom the survivor annuity is payable under the qualified joint and survivor annuity) has consented in writing to the waiver election, the spouse's consent acknowledges the effect of the election, and a notary public or the Plan Administrator (or his representative) witnesses the spouse's consent; (2) the spouse consents to the alternate form of benefit designated by the Participant or to any change in that designated form of payment; and (3) unless the spouse is the Participant's sole Beneficiary, the spouse consents to the Participant's Beneficiary designation or to any change in the Participant's Beneficiary designation. The spouse may execute a general consent to any form of payment designation or to any Beneficiary designation made by the Participant without further spousal consent, if the spouse, in writing, acknowledges and waives the right to limit that consent to a specific designation. The spouse's consent to a waiver of the qualified joint and survivor annuity shall be irrevocable unless the Participant revokes the waiver election.

          (c) The Plan Administrator may accept as valid a waiver election that does not satisfy the spousal consent requirement if the Plan Administrator establishes the Participant does not have a spouse; the Plan Administrator is not able to locate the Participant's spouse; the spouse is legally incompetent to give consent and the spouse's guardian gives consent; the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to that effect (unless a qualified domestic relations order (within the meaning of Code Section 414(p) provides that spousal consent may not be waived); or other circumstances exist under which the Secretary of the Treasury will excuse the consent requirement.

073-9.05 Waiver Election - Qualified Preretirement Survivor Annuity In the case of a Participant with a balance in the Frozen Bud Account, the following shall apply:

          (a) The Plan Administrator shall provide each Participant, in a manner consistent with Treasury Regulations, a written explanation of the terms and conditions of the qualified preretirement survivor annuity comparable to the explanation of the qualified joint and survivor annuity required under Section 9.04. The written explanation shall be provided to the Participant within the period beginning on the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending on the last day of the Plan Year in which the Participant attains age thirty-four
               (34). Notwithstanding the preceding sentence, the written explanation shall be provided to a Participant who separates from service before age thirty-five (35) within the period beginning one
               (1) year before he separates from service and ending one (1) year thereafter.

          (b) A Participant may waive the preretirement survivor annuity if, and only if:

               (1) the Participant makes the waiver election no earlier than the first day of the Plan Year in which he attains age thirty-five (35);

               (2) the election satisfies the spousal consent requirements described in Section 9.04(b) and
                    (c); and

               (3)  the spouse's consent specifically
                    acknowledges the Participant's designation of
                    Beneficiary or any change in the
                    Participant's Beneficiary designation.

               The spouse's consent to a waiver of the qualified preretirement survivor annuity shall be irrevocable unless the Participant revokes the waiver election. The spouse may execute a general consent, complying with the requirements of paragraphs (1) and (2), that permits the Participant to change the designation of Beneficiary without the requirement of further spousal consent. Any such consent must acknowledge the spouse's right to limit the consent to a specific Beneficiary, and state that the spouse waives that right. Notwithstanding paragraph (1), if the Participant separates from service before the first day of the Plan Year in which he attains age thirty-five (35), the Plan Administrator shall thereafter accept a waiver election with respect to the Participant's accrued benefit attributable to service before his separation from service.

          (c)  A Participant who will not attain age thirty-five
               (35) as of the end of the Plan Year may make a special qualified election to waive the qualified preretirement survivor annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age thirty-five (35).
               Such election shall not be valid unless the Participant receives a written explanation of the qualified preretirement survivor annuity comparable to the explanation required under
               Section 073-9.05(a). The special waiver described in this Subsection (c) will automatically expire as of the first day of the Plan Year in which the Participant attains age thirty-five (35). Any new waiver on or after such date shall be subject to the full requirements of this Section 073-9.05.

                         APPENDIX 073-A
                           DEFINITIONS

073-A.1   Accounts
          "Accounts" means a Participant's Matched Pre-tax Deferral Account, Matching Contributions Account, Nonelective Contributions Account, Profit Sharing Contributions Account, and Unmatched Pre-tax Deferral Account. Effective January 1, 1991, "Accounts" shall also include a Participant's Supplemental Company Contributions Account and Supplemental Profit Sharing Contributions Account. Effective July 1, 1992, "Accounts" shall include a Participant's Frozen Bud Account. These Accounts are described in Section 073-
          2.01. In addition, an Eligible Employee may have a Rollover Account, which is described in Section 1.11.

073-A.8   Compensation
          "Compensation" means the Participant's base salary (including elective contributions that are made by the Employer on behalf of the Participant that are not includable in gross income under Sections 125 and 402(e)(3) of the Code), bonuses, overtime, commissions, performance incentives, shift differentials, supplemental pay, severance pay, and other pay received by a Participant from the Employer.

073-A.11  Eligible Employee
          "Eligible Employee" means any person, including an officer, who is an employee of an Employer and who is paid from the Employer's United States payroll, but excludes:

          (a) any person whose employment is covered by the terms of a collective bargaining agreement, if retirement benefits were the subject of good faith bargaining;
          (b) any person whose employment relationship is limited to that of a consultant to the Employer as determined by the Plan Administrator;

          (c)  any person who is a leased employee described in
               Section 414(n) of the Code; and

          (d) any person who is a nonresident alien and who receives no United States source income.

073-A.12  Employer
          "Employer" means Dole Fresh Vegetables.

                 OPERATING COMPANY APPENDIX 074

                             TAXDIP

                               FOR

                       SALARIED EMPLOYEES

                               OF

                      WAIALUA SUGAR COMPANY

                        TABLE OF CONTENTS

                                                             Page

                          ARTICLE 074-I
                          CONTRIBUTIONS
          074-1.01  Contribution of Participant
                    Deferrals. . . . . . . . . . . . . . . . .I-1
          074-1.03  Matching Contributions . . . . . . . . . .I-3
          074-1.04  Profit Sharing Contributions . . . . . . .I-4

                         ARTICLE 074-II
               PARTICIPANT'S ACCOUNT: ALLOCATIONS
          074-2.01  Participant Accounts . . . . . . . . . . II-1
          074-2.02  Allocation of Profit Sharing
                    Contributions and Forfeitures. . . . . . II-4
          074-2.03  Allocation of Pre-tax Deferrals. . . . . II-5
          074-2.04  Allocation of Company Matching
                    Contributions. . . . . . . . . . . . . . II-6
          074-2.06  Allocation of Nonelective
                    Contributions. . . . . . . . . . . . . . II-7

                         ARTICLE 074-III
                  ELIGIBILITY AND PARTICIPATION
          074-3.01  Participation in the Plan. . . . . . . .III-1

                        ARTICLE 074-VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS
          074-8.02  Vesting Requirements . . . . . . . . . VIII-1

                         APPENDIX 074-A
                           DEFINITIONS
          074-A.1   Accounts . . . . . . . . . . . . Appendix A-1
          074-A.8   Compensation . . . . . . . . . . Appendix A-1
          074-A.11  Eligible Employee. . . . . . . . Appendix A-1
          074-A.12  Employer . . . . . . . . . . . . Appendix A-2

                          INTRODUCTION


Dole Food Company, Inc. previously established the Castle &
Cooke, Inc. Tax Deferred Investment Plan, the "Castle and Cooke
Plan", effective June 17, 1984 for the benefit of certain of its employees.

Effective January 1, 1987, the Castle & Cooke Plan was amended and restated in its entirety.

Effective December 31, 1988, the Castle & Cooke Plan was frozen and all contributions under the Plan were suspended effective January 1, 1989. Effective January 1, 1989 the Castle & Cooke Plan was divided into seven separate plans, each surviving plan covering a separate line of business within Dole Food Company, Inc. The assets and liabilities as of December 31, 1988 applicable to the participants of each successor plan have been transferred to such plans.

In connection with the transfer of such assets to this plan, Dole Food Company, Inc. established the Waialua Sugar Company Tax Deferred Investment Plan for Eligible Employees of Waialua Sugar Company, effective January 1, 1989. Participant Pre-Tax Deferrals and related Company Matching Contributions were reactivated effective March 1, 1989. Effective January 1, 1993, this Plan was merged with Plan 060. This Operating Company Appendix sets forth certain provisions of this Plan applicable to the employees who formerly were participants in the Tax Deferred Investment Plan for Salaried Employees of Waialua Sugar Company, and such other employees who become eligible pursuant to this Appendix.

The section numbers of this Appendix correspond to the Section numbers of the main Plan document. For example, Section 074-1.01 corresponds to Section 1.01 of the main Plan document.

Capitalized terms which are not defined in the main Plan document are defined in this Appendix.

                          ARTICLE 074-I
                          CONTRIBUTIONS

074-1.01  Contribution of Participant Deferrals
          (a)  Pre-tax Deferrals
               Upon enrollment or reenrollment in the Plan, each Participant eligible to make Pre-tax Deferrals according to Section 3.01(c) may elect to make Matched Pre-tax Deferrals of one percent to six percent of his Compensation. A Participant may also elect to make Unmatched Pre-tax Deferrals of one to four percent of his Compensation.

               A Participant's Pre-tax Deferral percentage rate must be a fixed whole percentage.

               The amount of Compensation otherwise payable to the Participant for each payroll period while an election under this Section is in effect will be reduced by the amount of the Participant's Pre-tax Deferrals. The Company will make contributions to the Plan equal to the amount deferred. The contributions will be allocated to the Participant's Matched Pre-tax Deferral Account and Unmatched Pre-tax Deferral Account, whichever is applicable, as of the last day of the payroll period in which such amounts are deferred.

          (b)  Change in Percentage or Suspension of Pre-tax
               Deferrals
               A Participant's Pre-tax Deferral percentage rate will remain in effect, notwithstanding any change in his Compensation, until he elects to change such percentage.

               Effective as of the first day of the first payroll period which coincides with or next follows any January 1, April 1, July 1, or October 1, a Participant may elect to change his Pre-tax Deferral percentage rate. To make the change, he must file an election with the Plan Administrator before the effective date of the change, according to rules established by the Plan Administrator.

               A Participant may suspend all his Pre-tax
               Deferrals at any time during a Plan Year, provided he files an election form with the Plan Administrator according to rules established by the Plan Administrator. A Participant who has elected to suspend all his deferrals may resume his Pre-tax Deferrals effective as of the first day of the first payroll period which coincides with or next follows any subsequent January 1, April 1, July 1, or October 1. To resume Pre-tax Deferrals, he must file an election with the Plan Administrator before the effective date of the resumption, according to rules established by the Plan Administrator.

074-1.03  Matching Contributions
          The Company will make a Matching Contribution for each calendar quarter, out of current or accumulated net profits, in an amount which, when added to forfeitures available in such calendar quarter, equals the sum of the amounts to be allocated to Participants' Matching Contributions Accounts for such calendar quarter.

          Notwithstanding the preceding paragraph, if the Company does not have sufficient current or accumulated net profits in any year to make the applicable Matching Contribution, the Board in its sole discretion may determine that the Company will make the Matching Contribution, notwithstanding the lack of current or accumulated profits.

          The term current or accumulated net profits means the net income of the Company determined in accordance with generally accepted accounting principles and methods consistently applied.

074-1.04  Profit Sharing Contributions
          The amount of Profit Sharing Contribution made by the Company, if any, for each Plan Year will be determined by the Board in its sole discretion.

                         ARTICLE 074-II
               PARTICIPANT'S ACCOUNT: ALLOCATIONS

074-2.01  Participant Accounts
          The Plan Administrator will maintain the following
          Accounts for each Participant:

          (a)  A Matched Pre-tax Deferral Account which is:

               (1) credited with the Participant's Matched Pre-tax Deferrals;

               (2)  credited with the value of the matched
                    portion of his Elective Deferral Account, if any, as of December 31, 1988;

               (3)  adjusted for investment results and expenses;
                    and

               (4)  charged with withdrawals and distributions.

               The Vested Portion of a Participant's Matched
               Pre-tax Deferral Account is always one hundred percent.

          (b)  A Matching Contributions Account which is:

               (1) credited with the Participant's share of Matching Contributions and related forfeitures;

               (2)  credited with the value of his Participating
                    Employer Contribution Account, if any, as of December 31, 1988;

               (3)  adjusted for investment results and expenses;
                    and

               (4)  charged with distributions.

               A Participant's Vested Portion of his Matching
               Contribution Account is determined according to
               Section 074-8.02.

          (c)  A Nonelective Contributions Account which is:

               (1) credited with the Participant's share of Nonelective Contributions;

               (2)  adjusted for investment results and expenses;
                    and

               (3)  charged with distributions.

               A Participant's Vested Portion of his Nonelective
               Contributions Account is always one hundred percent.

          (d)  A Profit Sharing Contributions Account which is:

               (1) credited with the Participant's share of Profit Sharing Contributions and related forfeitures;

               (2)  credited with the value of his Supplemental
                    Employer Contributions Account, if any, as of December 31, 1988;

               (3)  adjusted for investment results and expenses;
                    and

               (4)  charged with distributions.

               A Participant's Vested Portion of his Profit
               Sharing Contributions Account is determined according to Section 074-8.02.

          (e)  An Unmatched Pre-tax Deferral Account which is:

               (1)  credited with the Participant's Unmatched
                    Pre-tax Deferrals;

               (2) credited with the value of the unmatched portion of his Elective Deferral Account, if any, as of December 31, 1988;

               (3)  adjusted for investment results and expenses;
                    and

               (4)  charged with withdrawals and distributions.

               The Vested Portion of a Participant's Unmatched
               Pre-tax Deferral Account is always one hundred percent.

074-2.02 Allocation of Profit Sharing Contributions and Forfeitures Profit Sharing Contributions, if any, plus forfeitures arising from Participant Profit Sharing Contributions Account balances which are available for reallocation in a Plan Year, if any, will be allocated as of the end of each Plan Year to the Profit Sharing Contributions Account of each Participant who is an employee of the Company or an Associated Company on the last day of the Plan Year.

          The portion of the Company Profit Sharing Contribution to be allocated to each such Participant will bear the same ratio to the total amount to be allocated as the

          Participant's Compensation for the Plan Year bears to the total Compensation for the Plan Year of all such Participants.

          In the event a Participant transfers to an Associated Company which does not participate in this Plan or to an employment status such that he is no longer an Eligible Employee during a Plan Year, a Profit Sharing Contribution will be allocated to his Profit Sharing Contributions Account, based on the ratio that the Participant's Compensation received for the Plan Year while a Participant in this Plan bears to the total Compensation for the Plan Year of all such Participants, provided that the Participant is an employee of the Company or an Associated Company on the last day of such Plan Year.

074-2.03  Allocation of Pre-tax Deferrals
          Company contributions which result from a Participant's Pre-tax Deferrals will be allocated to the Participant's Matched Pre-tax Deferral Account and Unmatched Pre-tax Deferral Account, whichever is appropriate. An allocation will occur as of the last day of each payroll period during which the Participant has Pre-tax Deferrals withheld from his Compensation. The amount of the allocation will equal the amount of the Participant's Matched Pre-tax Deferrals and Unmatched Pre-tax Deferrals withheld during such payroll period.

074-2.04  Allocation of Company Matching Contributions
          Company Matching Contributions for a calendar quarter and forfeitures arising from Participants' Matching Contributions Account balances which are available for reallocation in such quarter, if any, will be allocated to each Participant's Matching Contributions Account as of each Valuation Date, in an amount equal to fifty percent of the Participant's Matched Pre-tax Deferrals contributed to the Plan for the calendar quarter ending on such Valuation Date, provided that the maximum Company Matching Contribution allocated to the Participant's Matching Contributions Account for the Plan Year shall not exceed fifty percent of the Participant's total Matched and Unmatched Pre-tax Deferrals for such Plan Year which do not exceed six percent of his Compensation for the Plan Year.

          As of the Valuation Date that coincides with the last day of each Plan Year, an additional Company Matching Contribution will be allocated to the Matching Contributions Account of each Participant who is an employee of the Company or an Associated Company on such date. The amount to be allocated is the amount which, when added to all other Company Matching Contributions allocated to such Participant's Matching Contributions Account as of each Valuation Date which occurs in the Plan Year, equals fifty percent of the Participant's total Matched and Unmatched Pre-tax Deferrals for such Plan Year which do not exceed six percent of his Compensation for the Plan Year.

          The Plan Administrator may implement such procedures as it deems appropriate to increase the probability that Participants may receive the maximum amount of Company Matching Contributions available to them under the terms of the Plan. The Plan Administrator shall not be liable or responsible if any Participant fails to receive the maximum Company Matching Contributions which may have been available had the Participant made different elections.

074-2.06  Allocation of Nonelective Contributions
          Nonelective Contributions shall be allocated to the Nonelective Contributions Account of each Participant in the ratio that the Compensation of each such Participant for the Plan Year bears to the total Compensation of all such Participants for the Plan Year, or in equal dollar amounts at the Board's discretion. Notwithstanding the foregoing sentence, the Company in its sole discretion, may limit allocation of the Nonelective Contributions to certain Participants who are Nonhighly Compensated Employees. Except for hardship withdrawal rules under
          Section 6.01, Nonelective Contributions shall be treated as Pre-Tax Deferrals for all purposes under the Plan if the requirements of Treasury Regulation 1.401(k)-l(b)(5) are satisfied.

                         ARTICLE 074-III
                  ELIGIBILITY AND PARTICIPATION

074-3.01  Participation in the Plan
          (a) Each Eligible Employee who was a participant in the Castle & Cooke, Inc. Tax Deferred Investment Plan on December 31, 1988 will become a Participant on January 1, 1989.

               Each Eligible Employee who was hired before January 1, 1989 will become a Participant on January 1,
               1989.

          (b) Each other Eligible Employee who was hired on or after January 1, 1989 will become a Participant on the first day of the first payroll period which coincides with or immediately follows the last day of the calendar quarter during which the later of the following occurs:

               (1) The last day of the twelve month period in which he completes 1,000 Hours of Service.
                    The twelve month period will be the twelve consecutive month period beginning on his first day of employment or, if he fails to complete 1,000 Hours of Service within such period, in the twelve consecutive month period beginning the first day of the Plan Year following his first day of employment, or any subsequent Plan Year;

               (2)  the date he attains age twenty one; and

               (3)  the date he becomes an Eligible Employee.


          (c) On and after January 1, 1989, a Participant will first be eligible to make Pre-tax Deferrals on the later of March 1, 1989 or the date he becomes a Participant according to Subsections (a) or (b) above.

                        ARTICLE 074-VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS

074-8.02  Vesting Requirements
          The Vested Portion of the Accounts of any Participant who was employed by an Associated Company as of December 31, 1988 is always one hundred percent.

          The Vested Portion of the Accounts of any Participant whose employment began on or after January 1, 1989 is as follows:

          (d) The Vested Portion of a Participant's Matched Pre-tax Deferral Account, Nonelective Contributions Account Unmatched Pre-tax Deferral Account and Rollover Account is always one hundred percent.

          (e)  The Vested Portion of a Participant's Matching
               Contributions Account and Profit Sharing
               Contributions Account is based on his years of Service as of the date his employment terminates, as follows:

                    Years of Service        Vested Portion
                    Less than 1                   0%
                    1 but less than 2             20%
                    2 but less than 3             40%
                    3 but less than 4             60%
                    4 but less than 5             80%
                    5 or more                     100%

               Notwithstanding the preceding sentence, when a Participant reaches age sixty five while employed by the Employer, his Vested Portion of his Matching Contributions Account and Profit Sharing Contributions Account shall be one hundred percent.

                         APPENDIX 074-A
                           DEFINITIONS

074-A.1   Accounts
          "Accounts" means a Participant's Matched Pre-tax Deferral Account, Matching Contributions Account, Nonelective Contributions Account, Profit Sharing Contributions Account, and Unmatched Pre-tax Deferral Account. These Accounts are described in Section 074-2.01. In addition, an Eligible Employee may have a Rollover Account, which is described in Section 1.11.

074-A.8   Compensation
          "Compensation" means the Participant's base salary
          (including elective contributions that are made by the Employer on behalf of the Participant that are not includable in gross income under Sections 125 and 402(e)(3) of the Code), bonuses, overtime, commissions, performance incentives, shift differentials, supplemental pay, severance pay, and other pay received by a Participant from the Employer.

074-A.11  Eligible Employee
          "Eligible Employee" means any person, including an officer, who is a salaried employee of an Employer and who is paid from the Employer's United States payroll, but excludes:

          (a) any person whose employment is covered by the terms of a collective bargaining agreement, if retirement benefits were the subject of good faith bargaining;


          (b) any person whose employment relationship is limited to that of a consultant to the Employer as determined by the Plan Administrator;

          (c)  any person who is a leased employee described in
               Section 414(n) of the Code; and

          (d) any person who is a non-resident alien and who is not taxed as if he were a United States citizen.

074-A.12  Employer
          "Employer" means Waialua Sugar Company.

                 OPERATING COMPANY APPENDIX 075
                             TAXDIP
                     FOR SALARIED EMPLOYEES
                               OF
                           DOLE CITRUS

                        TABLE OF CONTENTS

                                                             PAGE

                          ARTICLE 075-I
                          CONTRIBUTIONS
075-1.01  Contribution of Participant Deferrals. . . . . . . .I-1
075-1.03  Matching Contributions . . . . . . . . . . . . . . .I-3
075-1.04  Profit Sharing Contributions . . . . . . . . . . . .I-3

                         ARTICLE 075-II
               PARTICIPANT'S ACCOUNT:  ALLOCATIONS
075-2.01  Participant Accounts . . . . . . . . . . . . . . . II-1
075-2.02  Allocation of Profit Sharing Contributions . . . . II-5
075-2.03  Allocation of Pre-tax Deferrals. . . . . . . . . . II-6
075-2.04  Allocation of Company Matching Contributions . . . II-7
075-2.06  Allocation of Nonelective Contributions. . . . . . II-9

                         ARTICLE 075-III
                  ELIGIBILITY AND PARTICIPATION
075-3.01  Participation in the Plan. . . . . . . . . . . . .III-1

                        ARTICLE 075-VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS
075-8.02  Vesting Requirements . . . . . . . . . . . . . . VIII-1

                           APPENDIX A
                           DEFINITIONS
075-A.1   Accounts . . . . . . . . . . . . . . . . . Appendix A-1
075-A.9   Compensation . . . . . . . . . . . . . . . Appendix A-1
075-A.12  Eligible Employee. . . . . . . . . . . . . Appendix A-1
075-A.13  Employer . . . . . . . . . . . . . . . . . Appendix A-2

                          INTRODUCTION


Dole Food Company, Inc. previously established the Castle & Cooke, Inc. Tax Deferred Investment Plan, the "Castle & Cooke Plan", effective June 17, 1984 for the benefit of certain of its employees.

Effective January 1, 1987, the Castle & Cooke Plan was amended and restated in its entirety.

Effective December 31, 1988, the Castle & Cooke Plan was frozen and all contributions under the Castle & Cooke Plan were suspended effective January 1, 1989. Effective January 1, 1989 the Castle & Cooke Plan was divided into seven separate plans, each surviving plan covering a separate line of business within Castle & Cooke, Inc. The assets and liabilities as of December 31, 1988 applicable to the participants of each successor plan have been transferred to such plans.

In connection with the transfer of such assets to this plan, Dole Food Company, Inc. established the Dole Citrus Tax Deferred Investment Plan (the "Citrus TAXDIP"), for Eligible Employees of Dole Citrus, effective January 1, 1989. Participant Pre-tax Deferrals and related Company Matching Contributions were reactivated effective July 1, 1989.

Effective January 1, 1992, the Tax Deferred Investment Plan for Hourly Employees of Dole Citrus was established by Dole Food Company, Inc. for the benefit of the hourly employees of Dole Citrus. Effective January 1, 1992, the assets and liabilities of the Citrus TAXDIP allocable to hourly employees were transferred to the Tax Deferred Investment Plan for Hourly Employees of Dole Citrus. The Citrus TAXDIP was amended to limit participation to salaried employees of Dole Citrus and the name of the Citrus TAXDIP was changed to the "Tax Deferred Investment Plan for Salaried Employees of Dole Citrus."

Effective January 1, 1993, this Plan was merged with Plan 060. This Operating Company Appendix sets forth certain provisions of this Plan applicable to the employees who formerly were participants in the Tax Deferred Investment Plan for Salaried Employees of Dole Citrus, and such other employees who become eligible pursuant to this Appendix.

The section numbers of this Appendix correspond to the Section numbers of the main Plan document. For example, Section 075-1.01 corresponds to Section 1.01 of the main Plan document.

Capitalized terms which are not defined in the main Plan document are defined in this Appendix.

                          ARTICLE 075-I
                          CONTRIBUTIONS

075-1.01  Contribution of Participant Deferrals
          (a)  Pre-tax Deferrals
               Upon enrollment or re-enrollment in the Plan, each Participant eligible to make Pre-tax Deferrals according to Section 3.01(c) may elect to make Matched Pre-tax Deferrals of one percent to three percent of his Compensation. A Participant may also elect to make Unmatched Pre-tax Deferrals of one to seven percent of his Compensation.

               A Participant's Pre-tax Deferral percentage rate must be a fixed whole percentage.

               The amount of Compensation otherwise payable to the Participant for each payroll period while an election under this Section is in effect will be reduced by the amount of the Participant's Pre-tax Deferrals. The Company will make contributions to the Plan equal to the amount deferred. The contributions will be allocated to the Participant's Matched Pre-tax Deferral Account and Unmatched Pre-tax Deferral Account, whichever is applicable, as of the last day of the payroll period in which such amounts are deferred.

          (b) Change in Percentage or Suspension of Pre-tax Deferrals A Participant's Pre-tax Deferral percentage rate will remain in effect, notwithstanding any change in his Compensation, until he elects to change such percentage.

               Effective as of the first day of the first payroll period which coincides with or next follows any January 1, April 1, July 1, or October 1, a Participant may elect to change his Pre-tax Deferral percentage rate. To make the change, he must file an election with the Plan Administrator before the effective date of the change, according to rules established by the Plan Administrator.

               A Participant may suspend all his Pre-tax Deferrals at any time during a Plan Year, provided he files an election form with the Plan Administrator according to rules established by the Plan Administrator. A Participant who has elected to suspend all his deferrals may resume his Pre-tax Deferrals effective as of the first day of the first payroll period which coincides with or next follows any subsequent January 1, April 1, July 1, or October 1. To resume Pre-tax Deferrals, he must file an election with the Plan Administrator before the effective date of the resumption, according to rules established by the Plan Administrator.

075-1.03  Matching Contributions
          The Company will make a Matching Contribution for each calendar quarter, out of current or accumulated net profits, in an amount which, when added to forfeitures available in such calendar quarter, equals the sum of the amounts to be allocated to Participants' Matching Contributions Accounts for such calendar quarter.

          Notwithstanding the preceding paragraph, if the Company does not have sufficient current or accumulated net profits in any year to make the applicable Matching Contribution, the Board in its sole discretion may determine that the Company will make the Matching Contribution, notwithstanding the lack of current or accumulated profits.

          The term current or accumulated net profits means the net income of the Company determined in accordance with generally accepted accounting principles and methods consistently applied.

075-1.04  Profit Sharing Contributions
          The amount of Profit Sharing Contribution made by the Company, if any, for each Plan Year will be determined by the Board in its sole discretion.

                         ARTICLE 075-II
               PARTICIPANT'S ACCOUNT:  ALLOCATIONS

075-2.01  Participant Accounts
          The Plan Administrator will maintain the following
          Accounts for each Participant:

          (a)  A Matched Pre-tax Deferral Account which is:

               (1) credited with the Participant's Matched Pre-tax Deferrals;

               (2) credited with the value of the matched portion of his Elective Deferral Account, if any, as of December 31, 1988;

               (3)  adjusted for investment results and expenses;
                    and

               (4)  charged with withdrawals and distributions.

               The Vested Portion of a Participant's Matched
               Pre-tax Deferral Account is always one hundred percent.

          (b)  A Matching Contributions Account which is:

               (1) credited with the Participant's share of Matching Contributions and related forfeitures;

               (2)  credited with the value of his Participating
                    Employer Contribution Account, if any, as of December 31, 1988;

               (3)  adjusted for investment results and expenses;
                    and

               (4)  charged with distributions.

               A Participant's Vested Portion of his Matching
               Contribution Account is determined according to
               Section 075-8.02.

          (c)  A Nonelective Contributions Account which is:

               (1) credited with the Participant's share of Nonelective Contributions;

               (2)  adjusted for investment results and expenses;
                    and

               (3)  charged with distributions.

               A Participant's Vested Portion of his Nonelective
               Contributions Account is always one hundred percent.

          (d)  A Profit Sharing Contributions Account which is:

               (1) credited with the Participant's share of Profit Sharing Contributions;

               (2)  credited with the value of his Supplemental
                    Employer Contributions Account, if any, as of December 31, 1988;

               (3)  adjusted for investment results and expenses;
                    and

               (4)  charged with distributions.

               A Participant's Vested Portion of his Profit
               Sharing Contributions Account is always one hundred percent.

          (e)  A Rollover Employer Account which is:

               (1) credited with the value as of October 1, 1989 of the Participant's rollover contributions made to the Blue Goose Growers, Inc. Profit
                    Sharing Plan;

               (2)  adjusted for investment results and expenses;
                    and

               (3)  charged with withdrawals and distributions.

               The Vested Portion of a Participant's Rollover
               Employer Account is always one hundred percent.

          (f)  A Transfer Employee Account which is:

               (1) credited with the value as of October 1, 1989 of employee voluntary contribution accounts under the Blue Goose Growers, Inc. Profit
                    Sharing Plan;

               (2)  adjusted for investment results and expenses;
                    and

               (3)  charged with withdrawals and distributions.

               A Participant's Vested Portion of his Transfer
               Employee Account is always one hundred percent.

          (g)  A Transfer Employer Account which is:

               (1) credited with the value as of October 1, 1989 of employer profit sharing contribution accounts under the Blue Goose Growers, Inc.
                    Profit Sharing Plan;

               (2)  adjusted for investment results and expenses;
                    and

               (3)  charged with distributions.

               A Participant's Vested Portion of his Transfer
               Employer Account is always one hundred percent.

          (h)  An Unmatched Pre-tax Deferral Account which is:

               (1) credited with the Participant's Unmatched Pre-tax Deferrals;

               (2) credited with the value of the unmatched portion of his Elective Deferral Account, if any, as of December 31, 1988;

               (3)  adjusted for investment results and expenses;
                    and

               (4)  charged with withdrawals and distributions.

               The Vested Portion of a Participant's Unmatched
               Pre-tax Deferral Account is always one hundred percent.

075-2.02  Allocation of Profit Sharing Contributions
          Profit Sharing Contributions, if any, will be allocated as of the end of each Plan Year to the Profit Sharing Contributions Account of each Participant who is an employee of the Company or an Associated Company on the last day of the Plan Year, provided such Participant has completed 1,000 Hours of Service during the Plan Year. The portion of the Profit Sharing Contribution to be allocated to each such Participant will bear the same ratio to the total amount to be allocated as the Participant's Compensation for the Plan Year bears to the total Compensation for the Plan Year of all such Participants. Effective January 1, 1990, the foregoing allocation is based on Compensation paid to each individual while a Participant.

          In the event a Participant transfers to an Associated Company which does not participate in this Plan or to an employment status such that he is no longer an Eligible Employee during a Plan Year, a Profit Sharing Contribution will be allocated to his Profit Sharing Contributions Account, based on the ratio that the Participant's Compensation received for the Plan Year while a Participant in this Plan bears to the total Compensation for the Plan Year of all such Participants, provided that the Participant is an employee of the Company or an Associated Company on the last day of such Plan Year and provided that the Participant has completed 1,000 Hours of Service during the Plan Year.

075-2.03  Allocation of Pre-tax Deferrals
          Company contributions which result from a Participant's Pre-tax Deferrals will be allocated to the Participant's Matched Pre-tax Deferral Account and Unmatched Pre-tax Deferral Account, whichever is appropriate. An allocation will occur as of the last day of each payroll period during which the Participant has Pre-tax Deferrals withheld from his Compensation. The amount of the allocation will equal the amount of the Participant's Matched Pre-tax Deferrals and Unmatched Pre-tax Deferrals withheld during such payroll period.

075-2.04  Allocation of Company Matching Contributions
          (a)  For the Plan Year Ending December 31, 1989
               Company Matching Contributions for a calendar quarter and forfeitures arising from Participants' Matching Contributions Account balances which are available for reallocation in such quarter, if any, will be allocated to each Participant's Matching Contributions Account as of each Valuation Date, in an amount equal to two hundred percent of the Participant's Matched Pre-tax Deferrals contributed to the Plan for the calendar quarter ending on such Valuation Date, provided that the maximum Company Matching Contribution allocated to the Participant's Matching Contributions Account for the Plan Year shall not exceed two hundred percent of the Participant's total Matched and Unmatched Pre-tax Deferrals for such Plan Year which do not exceed three percent of his Compensation for the Plan Year.

               As of the last day of the Plan Year, an additional Company Matching Contribution will be allocated to the Matching Contributions Account of each Participant who is an employee of the Company or an Associated Company on such date. The amount to be allocated is the amount which, when added to all the Company Matching Contributions allocated to such Participant's Matching Contributions Account as of each Valuation Date which occurs in the Plan Year, equals two hundred percent of the Participant's total Matched and Unmatched Pre-tax Deferrals for such Plan Year which do not exceed three percent of his Compensation for the Plan Year. Compensation earned prior to July 1, 1989 will be disregarded for purposes of this Subsection
               (a).

          (b) For Plan Years Beginning On and After January 1, 1990 Company Matching Contributions for a calendar quarter and forfeitures arising from Participants' Matching Contributions Account balances which are available for reallocation in such quarter, if any, will be allocated to each Participant's Matching Contributions Account as of each Valuation Date, in an amount equal to one hundred percent of the Participant's Matched Pre-tax Deferrals contributed to the Plan for the calendar quarter ending on such Valuation Date.

               As of the Valuation Date that coincides with the last day of each Plan Year, an additional Company Matching Contribution will be allocated to the Matching Contributions Account of each Participant who is an employee of the Company or an Associated Company on such date. The amount to be allocated is the amount which, when added to all the Company Matching Contributions allocated to such Participant's Matching Contributions Account as of each Valuation Date which occurs in the Plan Year, equals one hundred percent of the Participant's total Matched and Unmatched Pre-tax Deferrals for such Plan Year which do not exceed three percent of his Compensation for the Plan Year.

               The Plan Administrator may implement such procedures as it deems appropriate to increase the probability that Participants may receive the maximum amount of Company Matching Contributions available to them under the terms of the Plan. The Plan Administrator shall not be liable or responsible if any Participant fails to receive the maximum Company Matching Contributions which may have been available had the Participant made different elections.

075-2.06  Allocation of Nonelective Contributions
          Nonelective Contributions shall be allocated to the Nonelective Contributions Account of each Participant in the ratio that the Compensation of each such Participant for the Plan Year bears to the total Compensation of all such Participants for the Plan Year, or in equal dollar amounts at the Board's discretion. Notwithstanding the foregoing sentence, the Company in its sole discretion, may limit allocation of the Nonelective Contributions to certain Participants who are Nonhighly Compensated Employees. Except for hardship withdrawal rules under
          Section 6.01, Nonelective Contributions shall be treated as Pre-Tax Deferrals for all purposes under the Plan if the requirements of Treasury Regulation 1.401(k)-l(b)(5) are satisfied.

                         ARTICLE 075-III
                  ELIGIBILITY AND PARTICIPATION

075-3.01  Participation in the Plan
       (a)  Each Eligible Employee who was a Participant on
            December 31, 1988 in the Castle & Cooke, Inc. Tax
            Deferred Investment Plan will become a Participant on January 1, 1989.

            Each Eligible Employee who is compensated on a salaried basis and who was hired before January 1, 1989 will become a Participant on January 1, 1989.

       (b) Each Eligible Employee who is compensated on a salaried basis and who was hired on or after January 1, 1989 and each Eligible Employee who is compensated on an hourly basis will become a Participant on the first day of the first payroll period which coincides with or immediately follows the last day of the calendar quarter during which the later of the following occurs:

            (1) the last day of the twelve month period in which he completes 1,000 Hours of Service. The twelve month period will be the twelve consecutive month period beginning on his first day of employment or, if he fails to complete 1,000 Hours of Service within such period, the twelve consecutive month period beginning the first day of the Plan Year following his first day of employment, or any subsequent Plan Year.

            (2)  the date he attains age twenty one; and

            (3)  the date he becomes an Eligible Employee.

       Notwithstanding the preceding, effective January 1, 1992, an employee who is compensated on an hourly basis shall not be eligible to become a Participant in the Plan.

       (c) On and after January 1, 1989, a Participant will first be eligible to make Pre-tax Deferrals on the later of July 1, 1989 or the date he becomes a Participant according to Subsections (a) or (b) above.

                        ARTICLE 075-VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS

075-8.02  Vesting Requirements
       The Vested Portion of the Accounts of any Participant who is compensated on a salaried basis and who was employed by an Associated Company as of December 31, 1988 is always one hundred percent.

       The Vested Portion of the Accounts of any Participant who is compensated on a salaried basis and whose employment began on or after January 1, 1989 and any Participant who is compensated on an hourly basis is as follows:

       (a) The Vested Portion of a Participant's Matched Pre-tax Deferral Account, Nonelective Contributions Account, Profit Sharing Account, Rollover Employer Account, Transfer Employee Account, Transfer Employer Account, Unmatched Pre-tax Deferral Account, and Rollover Account is always one hundred percent.

       (b)  The Vested Portion of a Participant's Matching
            Contributions Account is based on his Years of Service as of the date his employment terminates, as follows:

                 Years of Service         Vested Portion
                 Less than 3                  0%
                 3 but less than 4           20%
                 4 but less than 5           40%
                 5 but less than 6           60%
                 6 but less than 7           80%
                 7 or more                  100%


            Notwithstanding the preceding, effective April 1, 1993, the Vested Portion of a Participant's Matching
            Contribution Account shall be determined as follows:

                 Years of Service         Vested Portion
                 Less than 1                  0%
                 1 but less than 2           20%
                 2 but less than 3           40%
                 3 but less than 4           60%
                 4 but less than 5           80%
                 5 or more                  100%

            Notwithstanding the foregoing, if a Participant reaches age sixty five while employed by the Employer, his Vested Portion of his Matching Contributions Account shall be one hundred percent.

                           APPENDIX A
                           DEFINITIONS

075-A.1  Accounts
       "Accounts" means a Participant's Matched Pre-tax Deferral Account, Matching Contributions Account, Nonelective Contributions Account, Profit Sharing Contributions Account, Rollover Employer Account, Transfer Employee Account, Transfer Employer Account and Unmatched Pre-tax Deferral Account. These Accounts are described in Section 075-2.01. In addition, an Eligible Employee may have a Rollover Account, which is described in Section 1.11.

075-A.9  Compensation
       "Compensation" means the Participant's base salary (including elective contributions that are made by the Employer on behalf of the Participant that are not includable in gross income under Sections 125 and 402(e)(3) of the Code), bonuses, overtime, commissions, performance incentives, shift differentials, supplemental pay, severance pay, and other pay received by a Participant from the Employer.

075-A.12  Eligible Employee
       "Eligible Employee" means any person, including an officer, who is an employee of an Employer and who is paid from the Employer's United States payroll, but excludes:

            (a) any person whose employment is covered by the terms of a collective bargaining agreement, if retirement benefits were the subject of good faith bargaining;

            (b) any person whose employment relationship is limited to that of a consultant to the Employer as determined by the Plan Administrator;

            (c)  any person who is a leased employee described in
                 Section 414(n) of the Code;

            (d) any person who is a non-resident alien and who is not taxed as if he were a United States citizen;
                 and

            (e) effective January 1, 1992, in addition to satisfying the above requirements, an employee must be a salaried employee of the Employer as determined by the Plan Administrator in order to be an Eligible Employee.

075-A.13  Employer
       "Employer" means Dole Citrus.

                 OPERATING COMPANY APPENDIX 078

                             TAXDIP

                     FOR SALARIED EMPLOYEES

                               OF

                     DOLE BAKERSFIELD, INC.

                        TABLE OF CONTENTS

                                                             Page

                          ARTICLE 078-I
                          CONTRIBUTIONS
     078-1.01  Contribution of Participant Deferrals . . . . .I-1
     078-1.03  Matching Contributions. . . . . . . . . . . . .I-3
     078-1.04  Profit Sharing Contributions. . . . . . . . . .I-3

                         ARTICLE 078-II
               PARTICIPANT'S ACCOUNT: ALLOCATIONS
     078-2.01  Participant Accounts. . . . . . . . . . . . . II-1
     078-2.02  Allocation of Profit Sharing Contributions and
               Forfeitures . . . . . . . . . . . . . . . . . II-4
     078-2.03  Allocation of Pre-tax Deferrals . . . . . . . II-5
     078-2.04 Allocation of Company Matching Contributions. II-5 078-2.06 Allocation of Nonelective Contributions . . . II-6

                         ARTICLE 078-III
                  ELIGIBILITY AND PARTICIPATION
     078-3.01  Participation in the Plan . . . . . . . . . .III-1

                        ARTICLE 078-VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS
     078-8.02  Vesting Requirements. . . . . . . . . . . . VIII-1

                         APPENDIX 078-A
                           DEFINITIONS
     078-A.1   Accounts. . . . . . . . . . . . . . . Appendix A-1
     078-A.7   Compensation. . . . . . . . . . . . . Appendix A-1
     078-A.10  Eligible Employee . . . . . . . . . . Appendix A-1
     078-A.11  Employer. . . . . . . . . . . . . . . Appendix A-2

                          INTRODUCTION


Effective January 1, 1992, Dole Food Company, Inc. established the Tax Deferred Investment Plan For Salaried Employees of Dole Bakersfield, Inc. for the benefit of certain employees Dole Bakersfield, Inc. Effective January 1, 1993, this Plan was merged with Plan 060. This Operating Company Appendix sets forth certain provisions of this Plan applicable to the employees who formerly were participants in the Tax Deferred Investment Plan for Salaried Employees of Dole Bakersfield, and such other employees who become eligible pursuant to this Appendix.

The section numbers of this Appendix correspond to the Section numbers of the main Plan document. For example, Section 078-1.01 corresponds to Section 1.01 of the main Plan document.

Capitalized terms which are not defined in the main Plan document are defined in this Appendix.

                          ARTICLE 078-I
                          CONTRIBUTIONS

078-1.01  Contribution of Participant Deferrals
          (a)  Pre-tax Deferrals
               Upon enrollment or re-enrollment in the Plan, each Participant may elect to make Matched Pre-tax Deferrals of one percent to six percent of his Compensation. A Participant may also elect to make Unmatched Pre-tax Deferrals of one to four percent of his Compensation.

               A Participant's Pre-tax Deferral percentage rate must be a fixed whole percentage.

               The amount of Compensation otherwise payable to the Participant for each payroll period while an election under this Section is in effect will be reduced by the amount of the Participant's Pretax Deferrals. The Company will make contributions to the Plan equal to the amount deferred. The contributions will be allocated to the Participant's Matched Pre-tax Deferral Account and Unmatched Pre-tax Deferral Account, whichever is applicable, as of the last day of the payroll period in which such amounts are deferred.

          (b)  Change in Percentage or Suspension of Pre-tax
               Deferrals
               A Participant's Pre-tax Deferral percentage rate will remain in effect, notwithstanding any change in his Compensation, until he elects to change such percentage.

               Effective any January 1, April 1, July 1 or
               October 1, a Participant may elect to change his Pre-tax Deferral percentage rate. To make the change, he must file an election with the Plan Administrator before the effective date of the change, according to rules established by the Plan Administrator.

               A Participant may suspend all his Pre-tax Deferrals at any time during a Plan Year, provided he files an election form with the Plan Administrator according to rules established by the Plan Administrator. A Participant who has elected to suspend all his deferrals may resume his Pre-tax Deferrals effective any subsequent January 1, April 1, July 1 or October 1. To resume Pre-tax Deferrals, he must file an election with the Plan Administrator before the effective date of the resumption, according to rules established by the Plan Administrator.

078-1.03  Matching Contributions
          The Company will make a Matching Contribution for each calendar quarter, out of current or accumulated net profits, in an amount which, when added to forfeitures available in such calendar quarter, equals the sum of the amounts to be allocated to Participants' Matching Contributions Accounts for such calendar quarter.

          Notwithstanding the preceding paragraph, if the Company does not have sufficient current or accumulated net profits in any year to make the applicable Matching Contribution, the Board in its sole discretion may determine that the Company will make the Matching Contribution, notwithstanding the lack of current or accumulated profits.

          The term current or accumulated net profits means the net income of the Company determined in accordance with generally accepted accounting principles and methods consistently applied.

078-1.04  Profit Sharing Contributions
          The amount of Profit Sharing Contribution made by the Company, if any, for each Plan Year will be determined by the Board in its sole discretion.

                         ARTICLE 078-II
               PARTICIPANT'S ACCOUNT: ALLOCATIONS

078-2.01  Participant Accounts
          The Plan Administrator will maintain the following
          Accounts for each Participant:

          (a)  A Matched Pre-tax Deferral Account which is:

               (1) credited with the Participant's Matched Pre-tax Deferrals;

               (2)  adjusted for investment results and expenses;
                    and

               (3)  charged with withdrawals and distributions.

               The Vested Portion of a Participant's Matched Pre-tax Deferral Account is always one hundred percent.

          (b)  A Matching Contributions Account which is:

               (1) credited with the Participant's share of Matching Contributions and related forfeitures;

               (2)  adjusted for investment results and expenses;
                    and

               (3)  charged with distributions.

               A Participant's Vested Portion of his Matching
               Contribution Account is determined according to
               Section 078-8.02.

          (c)  A Nonelective Contributions Account which is:

               (1) credited with the Participant's share of Nonelective Contributions;

               (2)  adjusted for investment results and expenses;
                    and

               (3)  charged with distributions.

          A Participant's Vested Portion of his Nonelective
          Contributions Account is always one hundred percent.

          (d)  A Profit Sharing Contributions Account which is:

               (1) credited with the Participant's share of Profit Sharing Contributions and related forfeitures;

               (2)  adjusted for investment results and expenses;
                    and

               (3)  charged with distributions.

               A Participant's Vested Portion of his Profit
               Sharing Contributions Account is determined according to Section 078-8.02.

          (e)  An Unmatched Pre-tax Deferral Account which is:

               (1) credited with the Participant's Unmatched Pre-tax Deferrals;

               (2)  adjusted for investment results and expenses;
                    and

               (3)  charged with withdrawals and distributions.

               The Vested Portion of a Participant's Unmatched
               Pre-tax Deferral Account is always one hundred percent.

078-2.02 Allocation of Profit Sharing Contributions and Forfeitures Company Profit Sharing Contributions, if any, plus forfeitures arising from Participant Profit Sharing Contributions Account balances which are available for reallocation in a Plan Year, if any, will be allocated as of the end of each Plan Year to the Profit Sharing Contributions Account of each Participant who is an employee of the Company or an Associated Company on the last day of the Plan Year.

          The portion of the Company Profit Sharing Contribution to be allocated to each such Participant will bear the same ratio to the total amount to be allocated as the Participant's Compensation for the Plan Year bears to the total Compensation for the Plan Year of all such Participants.

          In the event a Participant transfers to an Associated Company who does not participate in this Plan during a Plan Year, a Profit Sharing Contribution will be allocated to his Profit Sharing Contributions Account, based on the ratio that the Participant's Compensation received for the Plan Year while a Participant in this Plan bears to the total Compensation for the Plan Year of all such Participants, provided that the Participant is an employee of the Company or an Associated Company on the last day of such Plan Year.

078-2.03  Allocation of Pre-tax Deferrals
          Company contributions which result from a Participant's Pre-tax Deferrals will be allocated to the Participant's Matched Pre-tax Deferral Account and Unmatched Pre-tax Deferral Account, whichever is appropriate. An allocation will occur as of the last day of each payroll period during which the Participant has Pre-tax Deferrals withheld from his Compensation. The amount of the allocation will equal the amount of the Participant's Matched Pre-tax Deferrals and Unmatched Pre-tax Deferrals withheld during such payroll period.

078-2.04  Allocation of Company Matching Contributions
          Company Matching Contributions for a calendar quarter and forfeitures arising from Participants' Matching Contributions Account balances which are available for reallocation in such quarter, if any, will be allocated to each Participant's Matching Contributions Account as of each Valuation Date, in an amount equal to fifty percent of the Participant's Matched Pre-tax Deferrals contributed to the Plan for the calendar quarter ending on such Valuation Date, provided that the maximum Company Matching Contribution allocated to the Participant's Matching Contributions Account for the Plan Year shall not exceed fifty percent of the Participant's total Matched and Unmatched Pre-tax Deferrals for such Plan Year which do not exceed six percent of his Compensation for the Plan Year.

          As of the Valuation Date that coincides with the last day of each Plan Year, an additional Company Matching Contribution will be allocated to the Matching Contributions Account of each Participant who is an employee of the Company or an Associated Company on such date. The amount to be allocated is the amount which, when added to all other Company Matching Contributions allocated to such Participant's Matching Contributions Account as of each Valuation Date which occurs in the Plan Year, equals fifty percent of the Participant's total Matched and Unmatched Pre-tax Deferrals for such Plan Year which do not exceed six percent of his compensation for the Plan Year.

078-2.06  Allocation of Nonelective Contributions
          Nonelective Contributions shall be allocated to the Nonelective Contributions Account of each Participant in the ratio that the Compensation of each such Participant for the Plan Year bears to the total Compensation of all such Participants for the Plan Year, or in equal dollar amounts at the Board's discretion. Notwithstanding the foregoing sentence, the Company in its sole discretion, may limit allocation of the Nonelective Contributions to certain Participants who are Nonhighly Compensated Employees. Except for hardship withdrawal rules under
          Section 6.01, Nonelective Contributions shall be treated as Pre-Tax Deferrals for all purposes under the Plan if the requirements of Treasury Regulation 1.401(k)-l(b)(5) are satisfied.

                         ARTICLE 078-III
                  ELIGIBILITY AND PARTICIPATION

078-3.01  Participation in the Plan
          Each Eligible Employee will become a Participant on the first day of the first payroll period which coincides with or immediately follows the last day of the calendar quarter during which the later of the following occurs:

          (a) The last day of the twelve month period in which he completes 1,000 Hours of Service. The twelve month period will be the twelve consecutive month period beginning on his first day of employment or, if he fails to complete 1,000 Hours of Service within such period, the twelve consecutive month period beginning the first day of the Plan Year following his first day of employment, or any subsequent Plan Year.

          (b)  The date he attains age twenty one; and

          (c)  The date he becomes an Eligible Employee.

                        ARTICLE 078-VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS

078-8.02  Vesting Requirements
          The Vested Portion of the Accounts of any Participant who was employed by an Associated Company as of December 31, 1988 is always one hundred percent.

          The Vested Portion of the Accounts of any Participant whose employment began on or after January 1, 1989 is as follows:

          (d) The Vested Portion of a Participant's Matched Pre-tax Deferral Account, Nonelective Contributions
               Account and Unmatched Pre-tax Deferral Account is always one hundred percent.

          (e)  The Vested Portion of a Participants' Matching
               Contributions Account and Profit Sharing
               Contributions Account is based on his years of Service as of the date his employment terminates, as follows:

                    Years of Service       Vested Portion

                    Less than 1                   0%
                    1 but less than 2            20%
                    2 but less than 3            40%
                    3 but less than 4            60%
                    4 but less than 5            80%
                    5 or more                   100%


               Notwithstanding the preceding sentence, when a Participant reaches age sixty five while employed by the Employer, his Vested Portion of his Matching Contributions Account and Profit Sharing Contributions Account shall be one hundred percent.

                         APPENDIX 078-A
                           DEFINITIONS

078-A.1   Accounts
          "Accounts" means a Participant's Matched Pre-tax Deferral Account, Matching Contributions Account, Nonelective Contributions Account, Profit Sharing Contributions Account, and Unmatched Pre-tax Deferral Account. These Accounts are described in Section 078-2.01. In addition, an Eligible Employee may have a Rollover Account, which is described in Section 1.11.

078-A.7   Compensation
          "Compensation" means the Participant's base salary
          (including elective contributions that are made by the Employer on behalf of the Participant that are not includable in gross income under Sections 125 and 402(e)(3) of the Code), bonuses, overtime, commissions, performance incentives, shift differentials, supplemental pay, severance pay, and other pay received by a Participant from the Employer.

078-A.10  Eligible Employee
          "Eligible Employee" means any person, including an officer, who is a salaried employee of an Employer and who is paid from the Employer's United States payroll, but excludes:

          (a) any person whose employment is covered by the terms of a collective bargaining agreement, if retirement benefits were the subject of good faith bargaining;

          (b) any person whose employment relationship is limited to that of a consultant to the Employer.

          (c)  any person who is a leased employee described in
               Section 414(n) of the Code; and

          (d) any person who is a nonresident alien and who receives no United States source income.

078-A.11  Employer
          "Employer" means the Dole Bakersfield, Inc. and any Associated Company which adopts the Plan according to
          Article XIV.

                 OPERATING COMPANY APPENDIX 079
                             TAXDIP
                      FOR HOURLY EMPLOYEES
                               OF
                           DOLE CITRUS

                        TABLE OF CONTENTS

                                                             PAGE

                          ARTICLE 079-I
                          CONTRIBUTIONS

079-1.01     Contribution of Participant Deferrals . . . . . .I-1
079-1.03     Matching Contributions. . . . . . . . . . . . . .I-3
079-1.04     Profit Sharing Contributions. . . . . . . . . . .I-3

                         ARTICLE 079-II
               PARTICIPANT'S ACCOUNTS: ALLOCATIONS

079-2.01     Participant Accounts. . . . . . . . . . . . . . II-1
079-2.20     Allocation of Profit Sharing Contributions. . . II-6
079-2.03     Allocation of Pre-tax Deferrals . . . . . . . . II-7
079-2.04     Allocation of Company Matching Contributions. . II-7
079-2.06     Allocation of Nonelective Contributions . . . . II-9

                         ARTICLE 079-III
                  ELIGIBILITY AND PARTICIPATION

079-3.01     Participation in the Plan . . . . . . . . . . .III-1

                         ARTICLE 079-VI
                   WITHDRAWALS WHILE EMPLOYED

079-6.03     Withdrawals From Transfer Employee Account. . . VI-1

                        ARTICLE 079-VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS

079-8.02     Vesting Requirements. . . . . . . . . . . . . VIII-1

                         APPENDIX 079-A
                           DEFINITIONS

079-A.1      Accounts. . . . . . . . . . . . . . . . Appendix A-1
079-A.9      Compensation. . . . . . . . . . . . . . Appendix A-1
079-A.12     Eligible Employee . . . . . . . . . . . Appendix A-1
079-A.13     Employer. . . . . . . . . . . . . . . . Appendix A-2

                          INTRODUCTION

Dole Food Company, Inc. previously established the Castle & Cooke, Inc. Tax Deferred Investment Plan, the "Castle & Cooke Plan", effective June 17, 1984 for the benefit of certain of its employees.

Effective January 1, 1987, the Castle & Cooke Plan was amended and restated in its entirety.

Effective December 31, 1988, the Castle & Cooke Plan was frozen and all contributions under the Castle & Cooke Plan were suspended effective January 1, 1989. Effective January 1, 1989, the Castle
& Cooke Plan was divided into seven separate plans, each surviving plan covering a separate line of business within Dole Food Company, Inc. The assets and liabilities as of December 31, 1988 applicable to the participants of each successor plan have been transferred to such plans.

In connection with the transfer of such assets to this plan, Dole
Food Company, Inc. established the Dole Citrus Tax Deferred
Investment Plan. Participant Pre-tax Deferrals and related Company Matching Contributions were reactivated effective July 1, 1989.

Effective January 1, 1992, the Dole Citrus Tax Deferred Investment Plan For Hourly Employees (the "Citrus Hourly TAXDIP") was established by Dole Food Company, Inc. for the benefit of the hourly employees of Dole Citrus. Effective January 1, 1992, the assets and liabilities of the Dole Citrus Tax Deferred Investment Plan allocable to hourly employees were transferred to the Citrus Hourly TAXDIP.

Effective January 1, 1993, this Plan was merged with Plan 060. This Operating Company Appendix sets forth certain provisions of this Plan applicable to the employees who formerly were participants in the Citrus Hourly TAXDIP (which later became known as the Tax Deferred Investment Plan for Hourly Employees of Dole Citrus), and such other employees who become eligible pursuant to this Appendix.

The section numbers of this Appendix correspond to the Section numbers of the main Plan document. For example, Section 079-1.01 corresponds to Section 1.01 of the main Plan document.

Capitalized terms which are not defined in the main Plan document are defined in this Appendix.

                          ARTICLE 079-I
                          CONTRIBUTIONS

079-1.01  Contribution of Participant Deferrals
       (a)   Pre-tax Deferrals
             Upon enrollment or reenrollment in the Plan, each Participant eligible to make Pre-tax Deferrals according to Section 3.01 may elect to make Matched Pre-tax Deferrals of one percent to three percent of his Compensation.

             A Participant's Pre-tax Deferral percentage rate must be a fixed whole percentage.

             The amount of Compensation otherwise payable to the Participant for each payroll period while an election under this Section is in effect will be reduced by the amount of the Participant's Pre-tax Deferrals. The Company will make contributions to the Plan equal to the amount deferred. The contributions will be allocated to the Participant's Matched Pre-tax Deferral Account and Unmatched Pre-tax Deferral Account, whichever is applicable, as of the last day of the payroll period in which such amounts are deferred.

       (b)   Change in Percentage or Suspension of Pre-tax
             Deferrals
             A Participant's Pre-tax Deferral percentage rate will remain in effect, notwithstanding any change in his Compensation, until he elects to change such percentage.

             Effective as of the first day of the first payroll period which coincides with or next follows any January 1, April l, July 1, or October 1, a Participant may elect to change his Pre-tax Deferral percentage rate. To make the change, he must file an election with the Plan Administrator before the effective date of the change, according to rules established by the Plan Administrator.

             A Participant may suspend all his Pre-tax Deferrals at any time during a Plan Year, provided he files an election form with the Plan Administrator according to rules established by the Plan Administrator. A Participant who has elected to suspend all his deferrals may resume his Pre-tax Deferrals effective as of the first day of the first payroll period which coincides with or next follows any subsequent January l, April 1, July 1, or October 1. To resume Pre-tax Deferrals, he must file an election with the Plan Administrator before the effective date of the resumption, according to rules established by the Plan Administrator.

079-1.03  Matching Contributions
       The Company will make a Matching Contribution for each calendar quarter, out of current or accumulated net profits, in an amount which, when added to forfeitures available in such calendar quarter, equals the sum of the amounts to be allocated to Participants' Matching Contributions Accounts for such calendar quarter.

       Notwithstanding the preceding paragraph, if the Company does not have sufficient current or accumulated net profits in any year to make the applicable Matching Contribution, the Board in its sole discretion may determine that the Company will make the Matching Contribution, notwithstanding the lack of current or accumulated profits.

       The term current or accumulated net profits means the net income of the Company determined in accordance with generally accepted accounting principles and methods consistently applied.

079-1.04  Profit Sharing Contributions
       The amount of Profit Sharing Contribution made by the Company, if any, for each Plan Year will be determined by the Board in its sole discretion.

                         ARTICLE 079-II
               PARTICIPANT'S ACCOUNTS: ALLOCATIONS

079-2.01  Participant Accounts

       The Plan Administrator will maintain the following Accounts for each Participant:

       (a)   A Matched Pre-tax Deferral Account which is:
             (1)   credited with the Participant's Matched Pre-tax
                   Deferrals;

             (2) credited with the value of the matched portion of his Elective Deferral Account, if any, as of December 31, 1988;

             (3)   adjusted for investment results and expenses;
                   and

             (4)   charged with withdrawals and distributions.

             The Vested Portion of a Participant's Matched Pre-tax Deferral Account is always one hundred percent.

       (b)   A Matching Contributions Account which is:

             (1) credited with the Participant's share of Matching Contributions and related forfeitures;

             (2)   credited with the value of his Participating
                   Employer Contribution Account, if any, as of December 31, 1988;

             (3)   adjusted for investment results and expenses;
                   and

             (4)   charged with distributions.

             A Participant's Vested Portion of his Matching
             Contributions Account is determined according to
             Section 079-8.02.

       (c)   A Nonelective Contributions Account which is:

             (1) credited with the Participant's share of Nonelective Contributions;

             (2)   adjusted for investment results and expenses;
                   and

             (3)   charged with distributions.

             A Participant's Vested Portion of his Nonelective
             Contributions Account is always one hundred percent.

       (d)   A Profit Sharing Contributions Account which is:

             (1) credited with the Participant's share of Profit Sharing Contributions;

             (2)   credited with the value of his Supplemental
                   Employer Contributions Account, if any, as of December 31, 1988;

             (3)   adjusted for investment results and expenses;
                   and

             (4)   charged with distributions.

             A Participant's Vested Portion of his Profit Sharing
             Contributions Account is always one hundred percent.

       (e)   A Rollover Employer Account which is:

             (1) credited with the value as of October 1, 1989 of the Participant's rollover contributions made to the Blue Goose Growers, Inc. Profit
                   Sharing Plan;

             (2)   adjusted for investment results and expenses;
                   and

             (3)   charged with withdrawals and distributions.

             The Vested Portion of a Participant's Rollover
             Employer Account is always one hundred percent.

       (f)   A Transfer Employee Account which is:

             (1) credited with the value as of October 1, 1989 of employee voluntary contribution accounts under the Blue Goose Growers, Inc. Profit
                   Sharing Plan;

             (2)   adjusted for investment results and expenses;
                   and

             (3)   charged with withdrawals and distributions.

             A Participant's Vested Portion of his Transfer
             Employee Account is always one hundred percent.

       (g)   A Transfer Employer Account which is:

             (1) credited with the value as of October 1, 1989 of employer profit sharing contribution accounts under the Blue Goose Growers, Inc.
                   Profit Sharing Plan;

             (2)   adjusted for investment results and expenses;
                   and

             (3)   charged with distributions.

             A Participant's Vested Portion of his Transfer
             Employer Account is always one hundred percent.

       (h)   An Unmatched Pre-tax Deferral Account which is:

             (1)   credited with the Participant's Unmatched
                   Pre-tax Deferrals;

             (2)   adjusted for investment results and expenses;
                   and

             (3)   charged with withdrawals and distributions.

             The Vested Portion of a Participant's Unmatched Pre-tax Deferral Account is always one hundred percent.

079-2.02  Allocation of Profit Sharing Contributions
       Profit Sharing Contributions, if any, will be allocated as of the end of each Plan Year to the Profit Sharing Contributions Account of each Participant who is an employee of the Company or an Associated Company on the last day of the Plan Year, provided such Participant has completed 1,000 Hours of Service during the Plan Year.

       The portion of the Profit Sharing Contribution to be allocated to each such Participant will bear the same ratio to the total amount to be allocated as the Participant's Compensation for the Plan Year bears to the total Compensation for the Plan Year of all such Participants. The foregoing allocation is based on Compensation paid to each individual while a Participant.

       In the event a Participant transfers to an Associated Company which does not participate in this Plan or to an employment status such that he is no longer an Eligible Employee during a Plan Year, a Profit Sharing Contribution will be allocated to his Profit Sharing Contributions Account, based on the ratio that the Participant's Compensation received for the Plan Year while a Participant in this Plan bears to the total Compensation for the Plan Year of all such Participants, provided that the Participant is an employee of the Company or an Associated Company on the last day of such Plan Year and provided that the Participant has completed 1,000 Hours of Service during the Plan Year.

079-2.03  Allocation of Pre-tax Deferrals
       Company contributions which result from a Participant's Pre-tax Deferrals will be allocated to the Participant's Matched Pre-tax Deferral Account and Unmatched Pre-tax Deferral Account, whichever is appropriate. An allocation will occur as of the last day of each payroll period during which the Participant has Pre-tax Deferrals withheld from his Compensation. The amount of the allocation will equal the amount of the Participant's Matched Pre-tax Deferrals and Unmatched Pre-tax Deferrals withheld during such payroll period.

079-2.04  Allocation of Company Matching Contributions
       Company Matching Contributions for a calendar quarter and forfeitures arising from Participants' Matching Contributions Account balances which are available for reallocation in such quarter, if any, will be allocated to each Participant's Matching Contributions Account as of each Valuation Date, in an amount equal to one hundred percent of the Participant's Matched Pre-tax Deferrals contributed to the Plan for the calendar quarter ending on such Valuation Date, provided that the maximum Company Matching Contribution allocated to the Participant's Matching Contributions Account for the Plan Year shall not exceed one hundred percent of the Participant's total Matched and Unmatched Pre-tax Deferrals for such Plan Year which do not exceed three percent of his Compensation for the Plan Year.

       As of the Valuation Date that coincides with the last day of each Plan Year, an additional Company Matching Contribution will be allocated to the Matching Contributions Account of each Participant who is an employee of the Company or an Associated Company on such date. The amount to be allocated is the amount which, when added to all the Company Matching Contributions allocated to such Participant's Matching Contributions Account as of each Valuation Date which occurs in the Plan Year, equals one hundred percent of the Participant's total Matched and Unmatched Pre-tax Deferrals for such Plan Year which do not exceed three percent of his Compensation for the Plan Year. The Plan Administrator may implement such procedures as it deems appropriate to increase the probability that Participants may receive the maximum amount of Company Matching Contributions available to them under the terms of the Plan. The Plan Administrator shall not be liable or responsible if any Participant fails to receive the maximum Company Matching Contributions which may have been available had the Participant made different elections.

079-2.06  Allocation of Nonelective Contributions
       Nonelective Contributions shall be allocated to the Nonelective Contributions Account of each Participant in the ratio that the Compensation of each such Participant for the Plan Year bears to the total Compensation of all such Participants for the Plan Year, or in equal dollar amounts at the Board's discretion. Notwithstanding the foregoing sentence, the Company in its sole discretion, may limit allocation of the Nonelective Contributions to certain Participants who are Nonhighly Compensated Employees.
       Except for hardship withdrawal rules under Section 6.01, Nonelective Contributions shall be treated as Pre-tax Deferrals for all purposes under the Plan if the requirements of Treasury Regulation 1.401(k)-1(b)(5) are satisfied.

                         ARTICLE 079-III
                  ELIGIBILITY AND PARTICIPATION

079-3.01  Participation in the Plan
       Each Eligible Employee will become a Participant on the first day of the first payroll period which coincides with or immediately follows the last day of the calendar quarter during which the later of the following occurs:

       (a) The last day of the twelve month period in which he completes 1,000 Hours of Service. The twelve month period will be the twelve consecutive month period beginning on his first day of employment or, if he fails to complete 1,000 Hours of Service within such period, the twelve consecutive month period beginning the first day of the Plan Year following his first day of employment, or any subsequent Plan Year.

       (b)   The date he attains age twenty one; and

       (c)   The date he becomes an Eligible Employee.

                         ARTICLE 079-VI
                   WITHDRAWALS WHILE EMPLOYED

079-6.03  Withdrawals From Transfer Employee Account
       A Participant may withdraw all or a portion of his Transfer Employee Account, provided he delivers a completed election form to the Plan Administrator according to the rules established by the Plan Administrator. In the event a Participant elects to withdraw less than the total value of his Transfer Employee Account, withdrawals will be made in the following order:

       (a) First, the employee contributions as of December 31, 1986, less any prior withdrawals, but not more than the total value of the Transfer Employee Account as of the Valuation Date preceding the date on which such withdrawal occurs;

       (b)   Second, the remaining value of the Transfer Employee
             Account as of the Valuation Date preceding the date on which such withdrawal occurs.

                        ARTICLE 079-VIII
          TERMINATION BENEFITS AND VESTING REQUIREMENTS

079-8.02  Vesting Requirements
       The Vested Portion of the Accounts of any Participant who is compensated on a salaried basis and who was employed by an Associated Company as of December 31, 1988 is always one hundred percent.

       The Vested Portion of the Accounts of any Participant who is compensated on a salaried basis and whose employment began on or after January 1, 1989 and any Participant who is compensated on an hourly basis is as follows:

       (a) The Vested Portion of a Participant's Matched Pre-tax Deferral Account, Nonelective Contributions Account, Profit Sharing Contributions Account, Rollover Employer Account, Transfer Employee Account, Transfer Employer Account, Unmatched Pre-tax Deferral Account and Rollover Account is always one hundred percent.

       (b)   The Vested Portion of a Participant's Matching
             Contributions Account is based on his Years of Service as of the date his employment terminates, as follows:

                   Years of Service          Vested Portion
                   Less than 3                      0%
                   3 but less than 4               20%
                   4 but less than 5               40%
                   5 but less than 6               60%
                   6 but less than 7               80%
                   7 or more                      100%

             Notwithstanding the preceding, effective April 1, 1993, the Vested Portion of a Participant's Matching Contributions Account is based on his Years of Service as of the date his employment terminates, as follows:

                   Years of Service          Vested Portion
                   Less than 1                      0%
                   1 but less than 2               20%
                   2 but less than 3               40%
                   3 but less than 4               60%
                   4 but less than 5               80%
                   5 or more                      100%

             Notwithstanding the preceding, if a Participant reaches age sixty five while employed by the Employer, his Vested Portion of his Matching Contributions
             Account shall be one hundred percent.

                         APPENDIX 079-A
                           DEFINITIONS

079-A.1  Accounts
       "Accounts" means a Participant's Matched Pre-tax Deferral Account, Matching Contributions Account, Nonelective Contributions Account, Profit Sharing Contributions Account, Rollover Employer Account, Transfer Employee Account, Transfer Employer Account and Unmatched Pre-tax Deferral Account. These Accounts are described in Section 079-2.01. In addition, an Eligible Employee may have a Rollover Account, which is described in Section 1.11.

079-A.9  Compensation
       "Compensation" means the Participant's base salary (including elective contributions that are made by the Employer on behalf of the Participant that are not includable in gross income under Sections 125 and 402(e)(3) of the Code), bonuses, overtime, commissions, performance incentives, shift differentials, supplemental pay, severance pay, and other pay received by a Participant from the Employer.

079-A.12  Eligible Employee
       "Eligible Employee" means any person who is an hourly employee of an Employer and who is paid from the Employer's United States payroll, but excludes:

       (a) any person whose employment is covered by the terms of a collective bargaining agreement, if retirement benefits were the subject of good faith bargaining;

       (b) any person whose employment relationship is limited to that of a consultant to the Employer as determined by the Plan Administrator;

       (c)   any person who is a leased employee described in
             Section 414(n) of the Code; and

       (d) any person who is a non-resident alien and who is not taxed as if he were a United States citizen.

079-A.13  Employer
       "Employer" means Dole Citrus.